UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.             )

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Venator Materials PLC

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AN INVITATION FROM VENATOR'S LEADERSHIP

DEAR FELLOW SHAREHOLDER:

We are pleased to invite you to the 2020 Annual General Meeting of Shareholders (the "Annual Meeting") of Venator Materials PLC, which will be held on June 18, 2020, at 3:00 p.m., British Summer Time, at the offices of Venator Materials PLC, Titanium House, Hanzard Drive, Wynyard Park, Stockton-on-Tees, TS22 5FD, United Kingdom. Due to safety and travel issues relating to COVID-19, please also note that members of the Board of Directors may not be present at this address. Given the uncertainty regarding public health guidance in place in the UK at the time of this year's Annual Meeting in response to the COVID-19 pandemic, shareholders are strongly encouraged to vote on all of the proposals in advance of the meeting.

At the Annual Meeting, we will consider the matters described in the Notice of 2020 Annual General Meeting of Shareholders and in this Proxy Statement. References in the Proxy Statement to the "Annual Meeting" also refer to any adjournments, postponements or changes in location of the Annual Meeting, to the extent applicable.

It is important that you use this opportunity to take part in the affairs of our company by voting on the business to come before the Annual Meeting, and we urge you to read the Proxy Statement for additional information concerning the matters to be considered at the Annual Meeting.

PLEASE VOTE AS SOON AS POSSIBLE

The Proxy Statement contains important information and you should read it carefully. We ask that you vote as soon as possible. You may vote by proxy via the Internet, telephone or by mail by following the instructions on the proxy card or voting instruction card, or the information forwarded by your broker, bank or other holder of record. For detailed information regarding voting instructions, please refer to the accompanying Proxy Statement.

Thank you for your continued support, interest and investment in Venator Materials PLC.

SIMON TURNER President and Chief Executive Officer	PETER R. HUNTSMAN Chairman of the Board

VENATOR 2020 PROXY

VENATOR MATERIALS PLC NOTICE OF 2020 ANNUAL GENERAL MEETING OF SHAREHOLDERS
Thursday, June 18, 2020 3:00 p.m. British Summer Time	Venator Materials PLC Titanium House, Hanzard Drive Wynyard Park, Stockton-on-Tees TS22 5FD UK

TO THE SHAREHOLDERS OF VENATOR MATERIALS PLC:

We are holding the Annual Meeting for the following purposes:

1.
To elect as directors the six nominees named in the accompanying Proxy Statement.

2.
To approve on a non-binding advisory basis the compensation of our named executive officers ("NEOs").

3.
To approve receipt of our UK audited annual report and accounts and related directors' and auditor's reports for the year ended December 31, 2019 (the "Annual Report and Accounts").

4.
To approve our directors' remuneration policy, included in the directors' remuneration report contained in Appendix A to this Proxy Statement.

5.
To approve on a non-binding advisory basis our directors' remuneration report (other than the part containing the directors' remuneration policy) for the year ended December 31, 2019, contained in the directors' remuneration report found in Appendix A to this Proxy Statement.

6.
To ratify the appointment of Deloitte LLP as our independent registered public accounting firm in the US for the year ending December 31, 2020.

7.
To re-appoint Deloitte LLP as our UK statutory auditor under the UK Companies Act 2006 to hold office from the conclusion of the Annual Meeting until the next annual general meeting of shareholders at which the annual report and accounts are laid.

8.
To authorize the directors or the Audit Committee to determine the remuneration of Deloitte LLP in its capacity as our UK statutory auditor.

9.
To authorize Venator (and any company that is or becomes a subsidiary at any time during which the period for which the accompanying resolution is effective) to make political donations and incur political expenditure.

10.
To approve the amendment and restatement of the Venator Materials 2017 Stock Incentive Plan.

11.
To approve the amendment and restatement of the Venator Materials PLC Articles of Association (the "Articles") to amend the forum selection provision.

We may also transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements of the Annual Meeting in accordance with our Articles.

The resolutions in Proposals 1 through 10 above will be proposed as ordinary resolutions, which means that, assuming a quorum is present, each resolution will be approved if a simple majority of the votes cast (whether in person or by proxy) are cast in favor thereof. The resolution in Proposal 11 above will be proposed as a special resolution, which means that, assuming a quorum is present, the resolution in Proposal 11 will be approved if 75% or more of the votes cast (whether in person or by proxy) by shareholders entitled to vote at the Annual Meeting are cast in favor thereof.

In respect of Proposal 3 relating to the receipt of the Annual Report and Accounts and the non-binding advisory resolutions in Proposals 2 and 5 relating to, respectively, the compensation of our NEOs and the directors' remuneration report, the results of the vote are advisory and will not be legally binding. However, the Board of Directors values the opinions of our shareholders and will carefully consider the outcome of the advisory votes.

The above matters are fully described, and the related resolutions are set out, in the accompanying Proxy Statement, which shall be deemed to form part of this Notice of 2020 Annual General Meeting of Shareholders.

As at the date of the Proxy Statement, we have not received notice of any other matters that may be properly presented at the Annual Meeting. If any other matters are, in accordance with the UK Companies Act 2016 (the "Act"), our Articles and applicable law, properly presented for consideration at the Annual Meeting, such matters will be considered at the Annual Meeting and the individuals named in the proxy card will vote on such matters in their discretion.

Recipients of this Notice of 2020 Annual General Meeting of Shareholders and the accompanying materials may not use any electronic address provided in this Notice of 2020 Annual General Meeting of Shareholders or such materials to communicate with us for any purposes other than those expressly stated. In accordance with our Articles, all resolutions will be taken on a poll, which means that each ordinary share is entitled to one vote for each proposal. The final voting results will be checked by scrutineers and published in a Current Report on Form 8-K filed with the US Securities and Exchange Commission. The results of the polls taken on the resolutions at the Annual Meeting and any other information required by the Act will be made available on www.venatorcorp.com as soon as reasonably practicable following the Annual Meeting and for a period of at least two years thereafter. Given the uncertainty regarding public health guidance in place in the UK at the time of this year's Annual Meeting in response to the COVID-19 pandemic, shareholders are strongly encouraged to vote on all of the proposals in advance of the meeting.

Only shareholders of record at the close of business on April 22, 2020 are entitled to vote at the Annual Meeting. Changes to Venator's entries on the register of members after that time will be disregarded in determining the rights of any member to attend and vote at the Annual Meeting (or any adjourned meeting). A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices at Titanium House, Hanzard Drive, Wynyard Park, Wynyard, TS22 5FD, United Kingdom for 10 days prior to the Annual Meeting, during ordinary business hours, beginning on June 8, 2020. If you would like to review the shareholder list during ordinary business hours, please contact Venator Investor Relations at +1 832-663-4656 or via email at ir@venatorcorp.com to schedule an appointment.

Please review the accompanying Proxy Statement for more complete information regarding the Annual Meeting and the full text of the resolutions to be proposed at the Annual Meeting.

Please vote by proxy via the Internet or telephone, or if you received paper copies of the proxy materials by mail, you can also vote via mail by following the instructions on the proxy card or voting instruction card or the information forwarded by your broker, bank or other holder of record. Please vote as promptly as possible to ensure that your shares are represented.

By Order of the Board of Directors,
Russ R. Stolle Secretary

Wynyard, United Kingdom May 18, 2020

PROXY STATEMENT TABLE OF CONTENTS

VENATOR MATERIALS PLC : PROXY STATEMENT

VENATOR PROXY STATEMENT SUMMARY

2020 ANNUAL GENERAL MEETING OF SHAREHOLDERS (THE "ANNUAL MEETING")

Date and Time	Place:

June 18, 2020 3:00 p.m. British Summer Time	Venator Materials PLC Titanium House, Hanzard Drive Wynyard Park, Stockton-on-Tees TS22 5FD UK

For the purposes of Article 55 of our Amended and Restated Articles of Association (the "Articles"), the offices of Venator Materials PLC, Titanium House, Hanzard Drive, Wynyard Park, Stockton-on-Tees, TS22 5FD, United Kingdom shall constitute the principal meeting place, where the Annual Meeting shall be deemed to take place. Due to travel and safety issues relating to COVID-19, please also note that members of the Board of Directors may not be present at this address. Given the uncertainty regarding public health guidance in place in the UK at the time of this year's Annual Meeting in response to the COVID-19 pandemic, shareholders are strongly encouraged to vote on all of the proposals in advance of the meeting.

Any person who participates at the Annual Meeting by way of arrangements described in this proxy statement will be deemed present at, and will count in the quorum for, the Annual Meeting.

CERTAIN PROPOSALS MANDATED BY ENGLISH LAW

We are incorporated under the laws of England and Wales and our shares trade on the New York Stock Exchange ("NYSE") under the symbol "VNTR." As such, we are subject to UK Companies Act 2016 (the "Act") in the UK, US securities laws and regulations and the listing standards of the NYSE. The proposals in this Proxy Statement are based on these various regulations.

Certain proposals on which you are being asked to vote are customary or required for public limited companies incorporated in England and Wales to present to shareholders at each annual general meeting. These proposals may be unfamiliar to shareholders accustomed to proxy statements for companies organized in other jurisdictions. Specifically, proposals 3 through 5, as well as proposals 7 through 9, are customary proposals for public limited companies incorporated in England and Wales, and may be mandated by English law.

Your vote is important to us and allows you to participate in the future of our company.

Please cast your vote as soon as possible on the items listed below to ensure that your shares are represented.

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VENATOR MATERIALS PLC : PROXY STATEMENT

PROPOSALS REQUIRING YOUR VOTE

		Board Recommendation	Votes Required for Approval	Unvoted Shares(1)	Abstentions

PROPOSAL 1	Election of Directors	FOR each nominee	Majority of votes cast	Do not count	Do not count
PROPOSAL 2	Non-Binding Advisory Vote to Approve the Compensation of our Named Executive Officers	FOR	Majority of votes cast	Do not count	Count as a vote against
PROPOSAL 3	Non-Binding Advisory Vote to Receive the Annual Report and Accounts	FOR	Majority of votes cast	Discretionary voting allowed	Count as a vote against
PROPOSAL 4	Resolution to approve the Directors' Remuneration Policy	FOR	Majority of votes cast	Do not count	Count as a vote against
PROPOSAL 5	Non-Binding Advisory Vote on the Directors' Remuneration Report (other than the part containing the directors' remuneration policy) for the year ended December 31, 2019	FOR	Majority of votes cast	Do not count	Count as a vote against
PROPOSAL 6	Resolution regarding the ratification of Deloitte LLP as Independent Registered Public Accounting Firm	FOR	Majority of votes cast	Discretionary voting allowed	Count as a vote against
PROPOSAL 7	Resolution regarding the re-appointment of Deloitte LLP as UK Statutory Auditor	FOR	Majority of votes cast	Discretionary voting allowed	Count as a vote against
PROPOSAL 8	Resolution to authorize the Board or the Audit Committee to Determine the Remuneration of Deloitte LLP as UK Statutory Auditor	FOR	Majority of votes cast	Discretionary voting allowed	Count as a vote against
PROPOSAL 9	Resolution to authorize Venator and its Subsidiaries to Make Political Donations and Incur Political Expenditure	FOR	Majority of votes cast	Do not count	Count as a vote against
PROPOSAL 10	Resolution to approve the amendment and restatement of the Venator Materials PLC 2017 Stock Incentive Plan	FOR	Majority of votes cast	Do not count	Count as a vote against
PROPOSAL 11	Resolution to approve the amendment and restatement of the Articles of Association	FOR	75% of votes	Do not count	Count as a vote against
(1)
Based on NYSE rules, if your shares are held through a broker, bank or other nominee, they do not have discretion to vote on your behalf on non-routine matters if you do not provide voting instructions.

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VENATOR MATERIALS PLC : PROXY STATEMENT

VOTING OPTIONS

Please read this Proxy Statement with care, and vote using any of the following methods. In all cases, have your proxy card in hand and follow the instructions.

BY INTERNET USING A COMPUTER	BY TELEPHONE	BY MAIL

Visit 24/7 www.proxyvote.com	Dial toll-free 24/7 1-800-690-6903	Cast your ballot, sign and date your proxy card and send by mail

Please note that if you hold shares in "street name" (that is, in a brokerage account or through a bank or other nominee), you will need to follow the instructions provided to you by your broker, bank or other nominee on your voting instruction form to vote in advance of the Annual Meeting.

VISIT THE ANNUAL MEETING WEBSITE

Visit the Annual Meeting website: www.proxyvote.com.

•
Review and download easy to read, interactive versions of our Proxy Statement and the US 2019 Annual Report

•
Sign up for future electronic delivery to reduce costs

Please note that if you hold shares in "street name" (that is, in a brokerage account or through a bank or other nominee), you will need to bring valid photo identification and a copy of a statement reflecting your share ownership as of April 22, 2020 or you will not be admitted.

PARTICIPATE IN OUR FUTURE, VOTE NOW

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VENATOR MATERIALS PLC : PROXY STATEMENT

SUMMARY

To assist you in reviewing the proposals to be voted upon at the Annual Meeting, this summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider. You should read the entire Proxy Statement carefully before voting.

DIRECTOR NOMINEES

The following table provides summary information about each director nominee.

Nominee	Age	Positions with Venator	Principal Occupation	Committees

Peter R. Huntsman	57	Chairman of the Board	Chairman, President and Chief Executive Officer of Huntsman Corporation	Litigation
Simon Turner	56	President and Chief Executive Officer	President and Chief Executive Officer of Venator Materials PLC (our "CEO")
Sir Robert J. Margetts	73	Vice Chairman and Lead Independent Director	Former Deputy Chairman, PJSC Uralkali	Audit, Compensation, Governance
Douglas D. Anderson	70	Director	Dean of the Jon M. Huntsman School of Business at Utah State University	Audit Chair, Governance
Daniele Ferrari	59	Director	Chief Executive Officer of Versalis S.p.A.	Audit, Compensation Chair
Kathy D. Patrick	59	Director	Partner and trial attorney at Gibbs & Bruns LLP	Compensation, Governance Chair, Litigation Chair

CORPORATE GOVERNANCE HIGHLIGHTS

67% of our directors are independent and all members of our Audit, Compensation and Nominating and Corporate Governance Committees are independent	✓
Our lead independent director, Sir Robert J. Margetts, chairs executive sessions of our independent directors at all regular meetings	✓
Declassified board of directors	✓
No super-majority shareholder voting requirements, except as required by the Act	✓
We allow shareholders to request special meetings of shareholders	✓
We separate the offices of Chairman of the Board and Chief Executive Officer	✓
Mandatory director retirement age	✓
Minimum share ownership requirements for directors and executive officers	✓
Policy prohibiting short sales and hedging of Venator's shares by directors and executive officers	✓
Our Audit, Compensation and Nominating and Corporate Governance committees have authority to retain outside, independent advisers and consultants	✓
The Board and its committees exercise oversight of risks we face in a global market, including operational, financial, strategic, competitive, reputational, legal and regulatory risks	✓

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VENATOR MATERIALS PLC : PROXY STATEMENT

EXECUTIVE COMPENSATION

WE ASK THAT YOU VOTE TO APPROVE OUR SAY-ON-PAY PROPOSAL

At our Annual Meeting, our shareholders will have an opportunity to cast an advisory say-on-pay vote on the compensation paid to our NEOs. We ask that our shareholders vote to approve the compensation of our NEOs as reflected in this Proxy Statement. Please see "Proposal 2—Non-Binding Advisory Vote to Approve the Compensation of our Named Executive Officers." Please also read our "Compensation Discussion and Analysis" beginning on page 20 for more information regarding our executive compensation program in 2019.

Performance Highlights in 2019

In 2019, the TiO2 industry and our results were impacted by macroeconomic uncertainty and limited visibility. Notwithstanding these significant headwinds, we delivered $194 million of adjusted EBITDA. We also made meaningful progress on our strategic priorities in 2019 and delivered on those items within our control. We are focused on executing on our strategy which includes delivering on our cost and operational efficiencies, further enhancing our cost competitiveness, strengthening our position in specialty and differentiated TiO2, advancing our customer-tailored approach to reduce our TiO2 price and margin volatility, improving our free cash flow generation and delivering on our personal and process safety performance targets.

This discussion of our financial, operational and strategic performance in this Proxy Statement relates to 2019 and has not been edited to provide any updates regarding any potential COVID-19 pandemic impacts on our business activities or performance.

One of the primary objectives of our executive compensation program is to align our executive officers' pay with our financial performance and the performance of our ordinary shares.

Our 2019 annual short-term incentive plan "STIP" award metrics comprised adjusted EBITDA, free cash flow, business improvement, zero harm targets and personal performance, which together accounted for approximately 21% of the total compensation payable to our NEOs.

Specific achievements in 2019 include the following:

•	Corporate adjusted EBITDA,(1) which is a key financial metric for our company and our shareholders, was $194 million, which met our target goal.
•	Corporate free cash flow,(2) which has a significant impact on our liquidity, net debt and strategic planning, was ($117) million, which met our target goal.
•	Business improvements, which measures adjusted EBITDA improvements based upon our business improvement program, was $15 million, which met our target goal.

(1)
Throughout this Proxy Statement, we refer to our EBITDA and adjusted EBITDA, which are non-GAAP financial measures. A presentation and reconciliation to the most directly comparable GAAP financial measures is contained on pages 47-48 of our annual report on Form 10-K for the year ended December 31, 2019 (the "2019 10-K"), as filed with the US Securities and Exchange Commission (the "SEC") on March 12, 2020.

(2)
Throughout this Proxy Statement, we refer to free cash flow, which is a non-GAAP financial measure. See Appendix B for additional information regarding free cash flow and a reconciliation to cash flow.

Consideration of our 2019 Say-on-Pay Vote and Shareholder Outreach

Overall, we believe our compensation programs are effective in implementing our primary compensation objectives. At our 2019 annual meeting, 98.9% of total votes cast (excluding abstentions and broker non-votes) voted in favor of our say-on-pay proposal. In designing the executive compensation program for 2020, the Compensation Committee considered the overall support that the previous year's say-on-pay proposal received. In addition, it considered perceived shareholder expectations and input regarding alignment of executive pay to our financial performance. Based on these considerations, the Compensation Committee determined to tie a portion of executives' pay to a measure of three-year return on net assets ("RONA") performance, with RONA comprising 50% of the payout for our performance units in 2020. In 2019, the Compensation Committee first instituted grants of performance units that vest after a period of three years based on the achievement of relative TSR milestones against a predetermined set of peer companies. 50% of the 2020 performance units will continue to be based on relative TSR milestones. In the aggregate, the performance units represent 25% of the equity award value granted to each executive officer in 2019 and 2020.

We maintain regular contact with our external investors regarding our business strategy and our efforts to create long-term value for our shareholders. The Board and management carefully consider the feedback from these meetings, as well as shareholder support, when reviewing our business, corporate governance and executive compensation policies.

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VENATOR MATERIALS PLC: PROXY STATEMENT

VENATOR MATERIALS PLC: PROXY STATEMENT

PART 1	INFORMATION ABOUT THE MEETING

GENERAL

The 2020 Annual General Meeting of Shareholders (the "Annual Meeting") of Venator Materials PLC ("Venator," "us," "we," or "our") will be held at the offices Venator Materials PLC, Titanium House, Hanzard Drive, Wynyard Park, Stockton-on-Tees, TS22 5FD, United Kingdom, held at 3:00 p.m. British Summer Time, on June 18, 2020, and any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of 2020 Annual General Meeting of Shareholders. Due to safety and travel issues relating to COVID-19, please also note that members of the Board of Directors may not be present at this address. Our board of directors (the "Board") is not aware of any other matters to be presented at the Annual Meeting. Given the uncertainty regarding public health guidance in place in the UK at the time of this year's Annual Meeting in response to the COVID-19 pandemic, shareholders are strongly encouraged to vote on all of the proposals in advance of the meeting.

The Board is soliciting your proxy to vote your shares at the Annual Meeting. We will bear the cost of the solicitation, including the cost of the preparation, assembly, printing and, where applicable, mailing of the Notice of 2020 Annual General Meeting of Shareholders, this Proxy Statement, the proxy card and any additional information furnished by us to our shareholders. In addition to solicitation by mail, certain of our directors, officers and employees may, without extra compensation, solicit proxies by telephone, facsimile, electronic means and personal interview. We have retained D.F. King & Co., Inc. for proxy solicitation services and have agreed to pay them $11,000 for these services plus incremental fees for shareholder telephone calls and reimbursement for reasonable expenses. We will also make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principals, and we will reimburse them for postage and clerical expenses.

DELIVERY OF PROXY MATERIALS

Beginning on May 18, 2020, we mailed proxy materials to our shareholders of record and beneficial owners who owned any of our ordinary shares at the close of business on April 22, 2020. The mailing contained instructions on how to access the proxy materials and vote online. We have made these proxy materials available to you over the Internet in connection with the solicitation of proxies by our Board for the Annual Meeting.

Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

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VENATOR MATERIALS PLC: PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

1.  WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

At the Annual Meeting, shareholders will vote upon the matters outlined in the Notice of 2020 Annual General Meeting of Shareholders and in the "Proposals to be Voted on at the Annual Meeting" section of this Proxy Statement and the consideration of any other matters properly presented at the Annual Meeting in accordance with our Articles. As of the date of this Proxy Statement, the Board is not aware of any other matters to be presented at the Annual Meeting. In addition, our management will respond to questions from shareholders at the Annual Meeting.

Any shareholder of record attending the Annual Meeting has the right to ask questions. Shareholders are kindly asked to direct questions to the chair of the meeting and limit their questions to matters that relate directly to the business of the Annual Meeting. We must answer any questions asked by a shareholder of record attending the Annual Meeting relating to the business dealt with at the Annual Meeting unless to do so would: (i) interfere unduly with the business of the meeting; (ii) be undesirable in the interests of Venator or the good order of the meeting; (iii) involve the disclosure of confidential information; or (iv) be duplicative of information already provided on our website.

2.  WHAT IS INCLUDED IN THE PROXY MATERIALS?

The proxy materials include: (1) the Notice of 2020 Annual General Meeting of Shareholders; (2) this Proxy Statement, including our directors' remuneration report; and (3) the US 2019 Annual Report. The proxy materials also include a proxy card or a voting instruction card for the Annual Meeting.

Shareholders are referred to the US 2019 Annual Report for financial and other information about our activities. The US 2019 Annual Report is not incorporated by reference into this Proxy Statement and is not deemed to be a part hereof.

3.  WHAT IS A PROXY?

A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy and a shareholder of record who is entitled to attend and vote at the Annual Meeting is entitled to appoint another person as its proxy to exercise all or any of its rights and to speak and vote at the Annual Meeting. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Peter R. Huntsman, our Chairman of the Board, Simon Turner, our President and Chief Executive Officer, also referred to herein as our "CEO," Kurt D. Ogden, our Executive Vice President and Chief Financial Officer and Russ R. Stolle, our Executive Vice President, General Counsel, Chief Compliance Officer and Secretary, will serve as proxies for the Annual Meeting pursuant to the proxy card solicited by our Board.

A shareholder of record is entitled to appoint more than one proxy in relation to the Annual Meeting (provided that each proxy is appointed to exercise the rights attached to different ordinary shares). Such proxy need not be a shareholder of record, but must attend the Annual Meeting and vote as the shareholder of record instructs for such vote to be counted.

4.  WHAT IS A PROXY STATEMENT?

A proxy statement is a document that the regulations of the SEC require us to give you when we ask that you designate Peter R. Huntsman, Simon Turner, Kurt D. Ogden and Russ R. Stolle as proxies to vote on your behalf. This Proxy Statement includes information about the proposals to be considered at the Annual Meeting and other required disclosures, including information about the Board and our executive officers.

5.  HOW CAN I ACCESS THE PROXY MATERIALS OVER THE INTERNET?

Your proxy card or voting instruction card (as applicable) contains instructions on how to:

•
view our proxy materials online at https://materials.proxyvote.com/G9329Z; and

•
instruct us to send future proxy materials to you electronically by e-mail.

If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to access proxy materials by e-mail will remain in effect until you terminate it.

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VENATOR MATERIALS PLC: PROXY STATEMENT

6.  WHAT IS THE RECORD DATE AND WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

The record date for the Annual Meeting is April 22, 2020. Owners of record of our ordinary shares at the close of business on the record date are entitled to:

•
receive notice of the Annual Meeting; and

•
vote at the Annual Meeting and any adjournments or postponements in accordance with our Articles.

At the close of business on April 22, 2020, there were 106,735,892 ordinary shares outstanding, each of which is entitled to one vote on each item of business to be conducted at the Annual Meeting, unless otherwise restricted from voting in accordance with applicable law and/or the Articles.

Any corporate shareholder of record may, by resolution of its articles or other governing body, authorize another person to act as its representative at the Annual Meeting and such authorized person will (on production of a certified copy of such resolution at the Annual Meeting) be entitled to exercise the same powers on behalf of the corporation as that corporation could exercise if it was an individual shareholder of Venator.

In the case of joint holders, the vote of the senior holder who submits a vote will be accepted to the exclusion of the vote of the other joint holders, with seniority determined by the order in which the names of the holders appear in the register of members of our transfer agent.

A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices at Titanium House, Hanzard Drive, Wynyard Park, Stockton-on-Tees, TS22 5FD, United Kingdom for 10 days prior to the Annual Meeting, during ordinary business hours, beginning on June 8, 2020. If you would like to review the shareholder list during ordinary business hours, please contact Venator Investor Relations at +1-832-663-4656 or via email at ir@venatorcorp.com to schedule an appointment.

7.  WHO MAY ATTEND THE ANNUAL MEETING?

Given the uncertainty regarding public health guidance in place in the UK at the time of this year's Annual Meeting in response to the COVID-19 pandemic, shareholders are strongly encouraged to vote on all of the proposals in advance of the meeting. All shareholders of record who owned ordinary shares at the close of business on the record date, April 22, 2020, or their duly appointed proxies, may attend the Annual Meeting and any adjournments or postponements thereof, as may our invited guests. "Street name shareholders," as described in Question 9 below, who owned ordinary shares at the close of business on April 22, 2020, may also attend subject to the requirements set forth in Questions 9 and 10 below. Seating is limited and admission is on a first-come, first-served basis. If you attend the Annual Meeting, you will need to bring your proxy card, a form of personal identification (such as a driver's license) and check in at the registration desk at the Annual Meeting. Please note that if you hold shares in "street name" (that is, in a brokerage account or through a bank or other nominee), you also will need to bring valid photo identification and a copy of a statement reflecting your share ownership as of April 22, 2020 or you will not be admitted.

8.  HOW MANY VOTES ARE REQUIRED TO HOLD THE ANNUAL MEETING?

The required quorum for the transaction of business at the Annual Meeting are shareholders entitled to cast at least the majority of the voting rights entitled to vote at the Annual Meeting, represented in person or by proxy. Consequently, the presence, in person or by proxy, of the holders of at least 53,367,946 ordinary shares is required to establish a quorum at the Annual Meeting. Shares that are voted with respect to a particular matter are treated as being present at the Annual Meeting for purposes of establishing a quorum. Abstentions and broker non-votes (discussed below) will be counted as present and entitled to vote for purposes of determining a quorum at the Annual Meeting.

9.  WHAT IS THE DIFFERENCE BETWEEN A SHAREHOLDER OF RECORD AND A SHAREHOLDER WHO HOLDS STOCK IN STREET NAME?

Most shareholders hold their shares through a broker, bank or other nominee (i.e., in "street name") rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those held in street name.

•
Shareholders of Record.  If your shares are registered directly in your name on the register of members with our transfer agent, you are considered, with respect to those shares, the "shareholder of record." As the shareholder of record, you have the right to grant your voting proxy directly or to vote in person at the Annual Meeting.

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•
Street Name Shareholders.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered, with respect to those shares, the beneficial owner of shares held in "street name," and the proxy materials are being forwarded to you by your broker, bank or other nominee, which is considered, with respect to those shares, the shareholder of record. You have the right to instruct your broker, bank or other nominee how to vote.

10.  WHAT DIFFERENT METHODS CAN I USE TO VOTE?

Shareholders of Record:    Shareholders of record may (1) vote their shares in person at the Annual Meeting by completing a ballot at the Annual Meeting; or (2) submit a proxy to have their shares voted by one of the following methods:

•
By Internet.    You may submit a proxy electronically on the Internet by following the instructions provided on the proxy card. Please have your proxy card in hand when you log onto the website. Internet voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Time, on June 17, 2020.

•
By Telephone.    You may submit a proxy by telephone using the number listed on the proxy card. Please have your proxy card in hand when you call. Telephone voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Time, on June 17, 2020.

•
By Mail.    If you received a paper copy of the proxy materials by mail, you may indicate your vote by completing, signing and dating your proxy card and returning it in the enclosed reply envelope.

Street Name Shareholders:    Street name shareholders may generally vote their shares or submit a proxy to have their shares voted by one of the following methods:

•
By the Methods Listed on the Voting Instruction Form.    Please refer to the voting instruction form or other information forwarded by your bank, broker or other nominee to determine whether you may submit a proxy by telephone or on the Internet, following the instructions provided by the record holder.

•
In Person.    If you are a street name shareholder, you may vote in person at the Annual Meeting only if you obtain a legal proxy from your bank, broker or other nominee. Please consult the voting instruction form or other information sent to you by your bank, broker or other nominee to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

SUBMITTING YOUR PROXY VIA INTERNET, TELEPHONE OR MAIL DOES NOT AFFECT YOUR ABILITY TO VOTE IN PERSON AT THE ANNUAL MEETING.

11.  WHAT HAPPENS IF I DO NOT GIVE SPECIFIC VOTING INSTRUCTIONS WHEN RETURNING MY PROXY?

Shareholders of Record:    A proxy that is properly completed and submitted will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you are a shareholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, then your shares will be voted at the Annual Meeting in accordance with the Board's recommendation on all matters presented for a vote at the Annual Meeting. Similarly, if you properly complete and submit a proxy, but do not indicate any contrary voting instructions, your shares will be voted for a particular proposal or for all of the proposals in accordance with the Board's recommendation. If any other business properly comes before the shareholders for a vote at the meeting, your shares will be voted at the discretion of the holders of the proxy. As at the date of this Proxy Statement, the Board knows of no matters, other than those previously described, to be presented for consideration at the Annual Meeting.

Street Name Shareholders:    In some cases, your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Specifically, brokerage firms have the authority under NYSE rules to cast votes on certain "routine" matters if they do not receive instructions from the beneficial holder. For example, ratification of the appointment of the independent registered public accounting firm is considered a routine matter for which a brokerage firm may vote shares for which it has not received voting instructions. This is called a "broker discretionary vote." When a proposal is not a routine matter and a brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a "broker non-vote." Proposals 1, 2, 4, 5, 9, 10 and 11 are not considered routine matters. Therefore, if you are a street name shareholder and do not provide voting instructions to your broker with respect to these matters, it will result in a broker non-vote with respect to such proposals. Broker non-votes will have no effect on the outcome of these proposals.

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12.  WHAT VOTES ARE NEEDED FOR EACH PROPOSAL TO PASS AND IS BROKER DISCRETIONARY VOTING ALLOWED?

Proposal		Vote Required	Broker Discretionary Vote Allowed

(1)	Election of Directors	Majority of votes cast in person or by proxy and entitled to vote	No
(2)	Non-Binding Advisory Vote on Named Executive Officer Compensation	Majority of votes cast in person or by proxy and entitled to vote	No
(3)	Receipt of the Annual Report and Accounts	Majority of votes cast in person or by proxy and entitled to vote	Yes
(4)	Approval of the Directors' Remuneration Policy	Majority of votes cast in person or by proxy and entitled to vote	No
(5)	Non-Binding Advisory Vote on the Directors' Remuneration Report (Other than the Part Containing the Directors' Remuneration Policy) for the year ended December 31, 2019	Majority of votes cast in person or by proxy and entitled to vote	No
(6)	Ratification of our Independent Registered Public Accounting Firm in the US for the year ending December 31, 2020	Majority of votes cast in person or by proxy and entitled to vote	Yes
(7)	Re-appointment of our UK Statutory Auditor	Majority of votes cast in person or by proxy and entitled to vote	Yes
(8)	Authorize the Board or the Audit Committee to Determine the Remuneration of our UK Statutory Auditor	Majority of votes cast in person or by proxy and entitled to vote	Yes
(9)	Authorize Venator and its Subsidiaries to Make Political Donations and Incur Political Expenditure	Majority of votes cast in person or by proxy and entitled to vote	No
(10)	Approve the Amended and Restated 2017 Stock Incentive Plan	Majority of votes cast in person or by proxy and entitled to vote	No
(11)	Approve the amendment and restatement of the Venator Materials PLC Articles of Association	75% of votes cast in person or by proxy and entitled to vote	No

In respect of Proposal 3 relating to the receipt of the Annual Report and Accounts and the non-binding advisory resolutions in Proposals 2 and 5 relating to, respectively, the compensation of our NEOs and the directors' remuneration report, the results of the vote are advisory and will not be legally binding on us. However, the Board values the opinions of our shareholders and will carefully consider the outcome of the advisory votes.

13.  HOW ARE ABSTENTIONS AND BROKER NON-VOTES TREATED?

As noted above, abstentions and broker non-votes are counted for purposes of determining a quorum. For purposes of determining whether a proposal is approved (other than the election of directors), abstentions are counted in the tabulation of shares present in person or represented by proxy and have the same effect as voting against a proposal. Broker non-votes are not considered as shares having voting power present in person or represented by proxy and will not be counted toward the vote total and therefore will have no effect on the outcome of a proposal.

14.  WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE ANNUAL MEETING?

If you grant a proxy, the persons named as proxy holders will have discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. Under Rule 14a-8 and the provisions of our Articles, the deadline for notifying us of any additional proposals to be presented at the Annual Meeting has passed and, accordingly, shareholders may not present proposals at the Annual Meeting.

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15.  CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?

If you are a shareholder of record, you may revoke a previously submitted proxy at any time before the polls close at the Annual Meeting by:

•
voting again by telephone or through the Internet prior to 11:59 p.m. Eastern Daylight Time on June 17, 2020;

•
requesting, completing and mailing in a new paper proxy card;

•
giving written notice of revocation to our Corporate Secretary by mail to Corporate Secretary, Titanium House, Hanzard Drive, Wynyard Park, Stockton-on-Tees TS22 5FD; or

•
attending the Annual Meeting and voting in person (merely attending the Annual Meeting will not revoke a prior submitted proxy).

Any written revocation or later dated proxy that is mailed must be received by the Corporate Secretary before the close of business on June 17, 2020. Alternatively, you may hand deliver a written revocation notice or a later dated proxy to Venator's Corporate Secretary at the Annual Meeting before voting begins.

If you are a street name shareholder, you must follow the instructions to revoke your proxy, if any, provided by your bank, broker or other nominee.

16.  WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE SET OF PROXY MATERIALS?

It means that you have multiple accounts with our transfer agent, Computershare, and/or brokers, banks or other nominees. Please vote all of your shares. We recommend that you contact Computershare and/or your broker, bank or other nominee (as applicable) to consolidate as many accounts as possible under the same name and address. If you have multiple accounts with Computershare that you want to consolidate, please submit your request by mail to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, or by telephone at 1-866-644-4127. Computershare may also be reached through its website at www.computershare.com.

17.  WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be checked by the scrutineers and published in a Current Report on Form 8-K, which Venator is required to file with the SEC. The results of the polls taken on the resolutions at the Annual Meeting and any other information required by the Act will be made available on www.proxyvote.com as soon as reasonably practicable following the Annual Meeting and for a period of two years thereafter.

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PART 2	BOARD OF DIRECTORS

DIRECTOR NOMINEES

Presented below is information with respect to our six director nominees to be elected as directors at this year's Annual Meeting to serve until the 2021 annual general meeting of shareholders. The information presented below for each director includes the specific experience, qualifications, attributes and skills that led us to the conclusion that such director should serve on the Board.

NOMINEES TO BE ELECTED AT THE ANNUAL MEETING

PETER R. HUNTSMAN

Mr. Huntsman, age 57, was appointed as a director and Chairman of the Board in the second quarter of 2017. Mr. Huntsman currently serves as Chairman of the Board, President and Chief Executive Officer of Huntsman Corporation and has served as a director of Huntsman Corporation and its affiliated companies since 1994. Prior to his appointment in July 2000 as CEO of Huntsman Corporation, Mr. Huntsman had served as its President and Chief Operating Officer since 1994. In 1987, after working for Olympus Oil since 1983, Mr. Huntsman joined Huntsman Polypropylene Corporation as Vice President before serving as Senior Vice President and General Manager. Mr. Huntsman has also served as Senior Vice President of Huntsman Chemical Corporation and as a Senior Vice President of Huntsman Packaging Corporation, a former subsidiary of Huntsman Corporation. Mr. Huntsman serves as a member of our special litigation committee (the "Litigation Committee").

Our Board has concluded Mr. Huntsman should continue to serve as a director for the following reasons, among others: (1) his current position as the Chairman and CEO of a major chemical company provide our Board and our company with invaluable operational, financial, regulatory and governance insights; and (2) his years of experience in the chemical industry and considerable role in the history and management of Huntsman Corporation (including while we were part of Huntsman Corporation) provide him with extensive background on our business, the chemical industry and related opportunities and challenges, and help provide continuity for employees and customers of Venator.

SIMON TURNER

Mr. Turner, age 56, has served as President and Chief Executive Officer and as a director since the second quarter of 2017. Mr. Turner served as Division President, Pigments & Additives, at Huntsman Corporation from November 2008 to August 2017, Senior Vice President, Pigments & Additives, from April 2008 to November 2008, Vice President of Global Sales from September 2004 to April 2008 and General Manager Co-Products and Director Supply Chain and Shared Services from July 1999 to September 2004. Prior to joining Huntsman Corporation, Mr. Turner held various positions with Imperial Chemical Industries PLC ("ICI").

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Our Board has concluded Mr. Turner should continue to serve as a director for the following reasons, among others: (1) his extensive experience in the chemical industry enables him to provide valuable business insights; and (2) his wealth of knowledge about our business and his demonstrated track record leading our company and Huntsman Corporation's Pigments & Additives segment enable him to advise our Board regarding our company's strategic plans and goals.

SIR ROBERT J. MARGETTS

Sir Robert, age 73, was appointed as a director in the second quarter of 2017. Sir Robert also serves as a director of Huntsman Corporation, a position he has held since August 2010, and on the boards of a number of privately held companies. Sir Robert served as Deputy Chairman of PJSC Uralkali from 2010 to 2018. In addition to previously serving as a director for several other companies, including Chairman of Legal and General Group PLC and Chairman of BOC Group PLC, Sir Robert also previously worked for ICI, where he also served as the Vice Chairman of its Main Board. Sir Robert serves as our Lead Independent Director and Vice Chairman and as a member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee (the "Governance Committee").

Our Board has concluded Sir Robert should continue to serve as a director for the following reasons, among others: (1) his deep knowledge of the chemical industry and years of experience, both globally and particularly in Europe, enable him to provide our Board with advice and expertise regarding the industry and its business cycles; and (2) his global business background and years of leadership, including on other boards, give him the necessary experience to effectively serve as our Vice Chairman and Lead Independent Director and contribute to the Board's corporate governance responsibilities.

DOUGLAS D. ANDERSON

Mr. Anderson, age 70, was appointed as a director of Venator in August 2017. Mr. Anderson holds a PhD from Harvard University. He currently serves as the Dean of the Jon M. Huntsman School of Business at Utah State University, a position he was appointed to in 2006, and is the Jon M. Huntsman Presidential Professor of Leadership. Previously, Mr. Anderson served as Deputy Counselor to the Secretary, US Treasury, as a director of corporate development for Bendix Corporation, and as managing partner of the Center for Executive Development, an executive consulting firm. From 1978 to 1988, he was a member of the faculty of Harvard Business School. In 2016, he returned to Harvard to teach corporate governance in the MBA program. Mr. Anderson is the Chair of the Audit Committee and a member of the Governance Committee.

Our Board has concluded Mr. Anderson should continue to serve as a director for the following reasons, among others: (1) his extensive business and leadership expertise enables him to provide important insights; and (2) his academic experience as dean of an important business school provides a valuable perspective in areas related to corporate governance, compliance and talent management.

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DANIELE FERRARI

Mr. Ferrari, age 59, was appointed as a director of Venator in August 2017. Mr. Ferrari also serves as a director of Huntsman Corporation. Mr. Ferrari serves as Chief Executive Officer of Versalis S.p.A., a chemical manufacturer, and as Chairman of Matrìca S.p.A., a joint-venture with Novamont focusing on renewable chemistry, positions he has held since March 2011. Mr. Ferrari has over 30 years of experience in the chemical industry, including as President of Huntsman Corporation's Performance Products division until January 2011 and in several business assignments at ICI in the UK In addition, Mr. Ferrari is President of PlasticsEurope, an association of plastics manufacturers, and is President and a board member of Cefic. Mr. Ferrari is Chair of the Compensation Committee and a member of the Audit Committee.

Our Board has concluded Mr. Ferrari should continue to serve as a director for the following reasons, among others: (1) his experience in and knowledge of the global chemical industry, particularly in Europe, enables him to provide strategic insight; and (2) his executive leadership experience as CEO of a prominent chemical manufacturer with international business operations gives him valuable insight into and contacts within the international chemical industry.

KATHY D. PATRICK

Ms. Patrick, age 59, was appointed as a director in October 2017. Ms. Patrick is currently a partner in the Houston law firm of Gibbs & Bruns LLP, where she began her legal career in 1986 after graduating from Harvard Law School. Her legal practice is focused on complex commercial litigation, with an emphasis on securities law, creditor recovery litigation, and institutional investor litigation. Ms. Patrick has recovered over $20 billion for her clients, including successful settlements for clients in a number of landmark and high-profile corporate disputes. Ms. Patrick is Chair of the Governance Committee and the Litigation Committee, and a member of the Compensation Committee.

Our Board has concluded Ms. Patrick should continue to serve as a director for the following reasons, among others: (1) her legal expertise and extensive experience with complex commercial and securities litigation enable her to provide insight into our legal risks and strategies; and (2) her knowledge of and experience with securities law, corporate governance and related laws enables her to provide strategic insights to the Board and our company.

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DIRECTOR COMPENSATION

Our Corporate Governance Guidelines provide for compensation for our non-employee directors services, in recognition of their time and skills. Directors who are also our officers or employees do not receive additional compensation for serving on the Board. Annual compensation for our non-employee directors comprises cash and stock-based equity compensation. Cash compensation paid to our non-employee directors comprises annual retainers and supplemental retainers for chairs and members of Board committees (detailed in footnote (2) to the Director Compensation Table below). Stock-based equity compensation for 2019 consisted of awards granted under the Venator Materials PLC 2017 Stock Incentive Plan (the "Stock Incentive Plan") in the form of share units.

Maintaining a market-based compensation program for our non-employee directors enables our company to attract qualified members to serve on the Board. With the assistance of Meridian Compensation Partners, LLC ("Meridian"), the Compensation Committee's independent compensation consultant, the Compensation Committee will periodically review our non-employee director compensation practices and compare them to the practices of our peers as well as against the practices of public company boards generally, to ensure our practices are aligned with market practices.

We offer non-employee directors in the US the opportunity to participate in the Venator Outside Directors Elective Deferral Plan. This is an unfunded nonqualified deferred compensation plan established primarily for the purpose of providing our non-employee directors with the ability to defer the receipt of director fees. The investment choices available under this plan are identical to the investment choices available under our 401(k) plan, which are described in greater detail below under "Compensation Discussion and Analysis—Elements of Venator's Executive Compensation Program—Other Elements of Compensation." Benefits under the plan are payable in cash distributable either in a lump sum or in installments over a period of 3 years, 5 years or 10 years, with payments beginning within 60 days after the director ceases to be a member of our Board. For 2019, Ms. Patrick was the only non-employee director who elected to participate in this plan, deferring all 2019 fees.

The Compensation Committee believes that our total director compensation package is competitive with market practices and is fair and appropriate in light of the responsibilities and obligations of our non-employee directors. Details of our non-employee director compensation program appear below.

DIRECTOR COMPENSATION TABLE

Total 2019 compensation for our non-employee directors is shown in the following table:

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Total ($)

Peter R. Huntsman	$100,000	$120,000	$220,000

Sir Robert J. Margetts	$120,000	$120,000	$240,000

Douglas D. Anderson	$105,000	$120,000	$225,000

Daniele Ferrari	$100,000	$120,000	$220,000

Kathy D. Patrick	$95,000	$120,000	$215,000

(1)
Simon Turner, our CEO, served as a director of our company in 2019 but is not included in this table since he was also our employee during 2019 and did not receive any additional compensation for service as a director. His total compensation for service as CEO is shown in the 2019 Summary Compensation Table on page 34.

(2)
For 2019, non-employee directors received the following cash retainers:

Director*	Annual Retainer	Audit Committee	Compensation Committee	Governance Committee	Chairman	Lead Independent Director

Peter R. Huntsman	$60,000	—	—	—	$40,000	—

Sir Robert J. Margetts	$60,000	$15,000	$10,000	$10,000	—	$25,000

Douglas D. Anderson	$60,000	$35,000	—	$10,000	—	—

Daniele Ferrari	$60,000	$15,000	$25,000	—	—	—

Kathy D. Patrick	$60,000	—	$10,000	$25,000	—	—

*
Non-employee directors receive annual retainers of $60,000, an additional $15,000 annual retainer for service on the Audit Committee and a $10,000 annual retainer for service on each other committee. In addition, non-employee directors receive an additional retainer for service as committee chair of $20,000 for the Audit Committee and $15,000 for each of the other committees. In addition, the chairman of

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  the board receives an annual retainer of $40,000 and the lead independent director receives an annual retainer of $25,000. No annual retainer is paid for service on the Litigation Committee. All directors are reimbursed for reasonable out-of-pocket expenses incurred for attending meetings of the Board or its committees and for other reasonable expenses related to the performance of their duties as directors.

(3)
This column represents the aggregate grant date fair value of fully vested share unit awards granted in 2019, computed in accordance with Financial Accounting Standards Board, Accounting Standards Codification, Topic 718 ("FASB ASC Topic 718"). On February 13, 2019, each non-employee director received a share unit award of 20,870 shares based on the grant date fair value of $5.75 per share. The shares underlying share unit awards are vested on the date of grant, but the shares are not deliverable until a director's termination of service. Therefore, none of our directors held outstanding unvested equity awards as of December 31, 2019. See "Note 18. Share-Based Compensation Plan" to our consolidated financial statements in the 2019 10-K for additional detail regarding assumptions underlying the value of these equity awards.

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PART 3	CORPORATE GOVERNANCE

The Board is committed to corporate governance principles and practices that facilitate the fulfillment of its fiduciary duties to shareholders and to our company. Key corporate governance principles observed by the Board and our company include:

67% of our directors are independent and all members of our Audit, Compensation and Governance Committees are independent	✓
Our lead independent director, Sir Robert J. Margetts, chairs executive sessions of our independent directors at all regular meetings	✓
Declassified board of directors	✓
No super-majority shareholder voting requirements, except as required by the Act	✓
We allow shareholders to request special meetings of shareholders	✓
We separate the offices of Chairman of the Board and Chief Executive Officer	✓
Mandatory director retirement age	✓
Minimum share ownership requirements for directors and executive officers	✓
Policy prohibiting short sales and hedging of Venator's shares by directors and executive officers	✓
Our Audit, Compensation and Governance committees have authority to retain outside, independent advisers and consultants	✓
The Board and its committees exercise oversight of risks we face in a global market, including operational, financial, strategic, competitive, reputational, legal and regulatory risks	✓

BOARD GOVERNANCE

The Board and its committees meet throughout the year on a set schedule and hold special meetings and act by written resolution from time to time, as appropriate. During 2019, the Board met five times, the non-management directors met in executive session four times and the independent directors met in executive session four times. During 2019, each director attended at least 75% of the aggregate of:

•
the total number of meetings of the Board; and

•
the total number of meetings held by all Board committees on which such person served.

BOARD LEADERSHIP STRUCTURE AND EXECUTIVE SESSIONS OF THE BOARD

According to our Articles, the Chairman of the Board is appointed by all of the directors on the Board to preside at all meetings of the Board and shareholders. Mr. Huntsman is currently the Chairman of the Board. In accordance with our Corporate Governance Guidelines, the Board has no policy with respect to the separation of the offices of Chairman of the Board and Chief Executive Officer. Our Articles expressly allow our Chairman of the Board to also serve as President or Chief Executive Officer, if so elected by the Board. Currently, the Chairman of the Board does not serve as President or Chief Executive Officer. The Board believes that this issue should be considered periodically as part of the succession planning process and that it is in the best interests of our company for the Board to make a determination regarding this issue each time it appoints a new Chief Executive Officer. Based on these principles, the Board may determine that it is appropriate in the future to combine the roles of Chairman of the Board and Chief Executive Officer.

Our Articles also allow the Board to elect one or more deputy chairs to preside at Board and shareholder meetings and to perform such other duties as may be delegated by the Board, in either case in the absence of the Chairman of the Board. The Board believes that it obtains effective additional Board leadership through the role of the Vice Chairman as deputy chairman, which is currently filled by Sir Robert, who also serves as our Lead Independent Director. As Lead Independent Director, Sir Robert communicates with management on issues relevant to the independent directors. In accordance with our Corporate

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Governance Guidelines, non-management directors meet in executive session without management at each regularly scheduled Board meeting, or more frequently as needed at the call of one or more of our non-management directors. Our Corporate Governance Guidelines also require that our independent directors meet in executive session at least once annually without those non-management directors who are not independent, or more frequently as needed at the call of one or more of our independent directors. Sir Robert, who serves as Lead Independent Director and Vice Chairman, chairs these sessions.

We believe that the appropriate Board leadership structure varies depending on the circumstances facing the Board and our company at any given time. We believe that our current Board leadership structure efficiently addresses our company's present needs and allows the Board to fulfill its role in exercising effective, independent oversight of management on behalf of our shareholders. The Board further believes that we have effective structures, processes and arrangements in place to ensure that the work of the Board is completed in a manner that maintains the highest standards of corporate governance, independence and leadership, as well as continued accountability of management.

BOARD INDEPENDENCE

It is important to us that investors have confidence that an individual serving as an independent director does not have any relationship with our company that impairs his or her independence. Under NYSE corporate governance rules, the Board must have a majority of independent directors. For a director to qualify as independent, the Board must affirmatively determine that the director has no material relationship with our company, either directly or as a partner, shareholder or officer of an organization that has a relationship with our company. To assist in making independence determinations, the Board has adopted independence criteria which can be found on our website at www.venatorcorp.com. Under these criteria, a director is not independent if:

•
The director is, or has been within the last three years, an employee of our company or an employee of any of our subsidiaries, or an immediate family member is, or has been within the last three years, an executive officer of our company.

•
The director has received, or has an immediate family member who has received, during any 12-month period within the last three years, more than $120,000 in direct compensation from us (other than director and committee fees and pension or other forms of deferred compensation for prior service, which compensation is not contingent upon continued service). Compensation received by an immediate family member for service as an employee (other than as an executive officer) of ours is not considered for purposes of this standard.

•
The (1) director or an immediate family member is a current partner of a firm that is our internal or external auditor; (2) director is a current employee of such a firm; (3) director has an immediate family member who is a current employee of such a firm and who personally works on our company's audit; or (4) director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on our audit within that time.

•
The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of our present executive officers at the same time serves or served on that company's compensation committee.

•
The director is a current employee, or an immediate family member of the director is a current executive officer, of a company that has made payments to, or received payments from, us for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1.0 million or 2% of such other company's consolidated gross revenues.

•
The director is an executive officer of any charitable or non-profit organization to which we have made, within the preceding three years, contributions in any single fiscal year that exceeded the greater of $1.0 million, or 2% of such charitable or non-profit organization's consolidated gross revenues.

With the assistance of company legal counsel, the Governance Committee has reviewed the applicable legal and NYSE standards for independence, as well as our independence criteria. Each year, the Governance Committee reviews: (i) a summary of the answers to annual questionnaires completed by each of the directors (and, if applicable, any nominees for director); and (ii) to the extent applicable, a report of transactions and relationships between each director (and, if applicable, any nominee for director) or any of such director's family members, and our company, our senior management or our independent registered public accounting firm. To the extent that such relationships do not change from year to year, the Governance Committee is informed that there have been no changes in such relationships.

Based on its review, the Governance Committee delivered a report to the full Board and the Board made its independence determinations based on the Governance Committee's report and the supporting information. As a result of this review, the Board has determined that Sir Robert, Messrs. Anderson and Ferrari and Ms. Patrick, who currently constitute a majority of the

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Board, are independent. These independent directors currently comprise, in full, the membership of the Audit, Compensation and Governance committees of the Board, discussed below.

Mr. Huntsman is not yet considered to be independent because he was the chief executive officer of Huntsman Corporation during the time our Company was a business division of Huntsman Corporation prior to the Separation in August 2017. Mr. Turner is not considered to be an independent director because he is employed by our company.

COMMITTEES OF THE BOARD

The Board has Audit, Compensation and Governance committees, each consisting of independent directors, and a Litigation Committee, each structured as follows:

Director	Audit Committee	Compensation Committee	Governance Committee	Litigation Committee

Douglas D. Anderson

Daniele Ferrari

Peter R. Huntsman

Sir Robert J. Margetts(1)

Kathy D. Patrick

Number of meetings in 2019	8	4	4	3

Chair	Member
(1)
Designated as "audit committee financial expert" under SEC regulations

Each of these committees has a written charter approved by the Board, which is available on our website at www.venatorcorp.com. We will also furnish copies of any charter free of charge to any person who requests them. Requests for copies should be directed to the Corporate Secretary, Titanium House, Hanzard Drive, Wynyard Park, Stockton-on-Tees, TS22 5FD, United Kingdom or to CorporateSecretary@venatorcorp.com.

AUDIT COMMITTEE

Duties

•	Sole responsibility for the appointment, retention and termination of our independent registered public accounting firm
•	Responsible for the compensation and oversight of the work of our independent registered public accounting firm
•	Monitors our independent registered public accounting firm's qualifications and independence
•	Monitors the integrity of our financial statements
•	Monitors the performance of our internal audit function and independent registered public accounting firm
•	Monitors our compliance with legal and regulatory requirements applicable to financial and disclosure matters
•	Monitors financial and enterprise risk exposures to our company

The Board has determined that each member of the Audit Committee meets the independence requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the NYSE Corporate Governance Standards. The Board has also determined that Sir Robert qualifies as an "audit committee financial expert" as defined by the regulations of the SEC. In addition, the Board has determined that all members of the Audit Committee are financially literate and have the accounting and related financial management expertise within the meaning of the NYSE Corporate Governance Standards. No member of the Audit Committee serves on more than two other public company audit committees.

Additional information regarding the Audit Committee's responsibilities can be found under the sections entitled "—Board Role in Risk Oversight" and "Audit Committee Report" below.

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COMPENSATION COMMITTEE

Duties

•	Supports the Board in fulfilling its oversight responsibilities relating to senior management and director compensation
•	Reviews, evaluates and approves our compensation programs, policies and plans, including annual short-term incentive plan "STIP" awards, equity-based compensation and compensation agreements*
•	Reviews and approves compensation for our corporate and executive officers who are employees, and reviews and recommends compensation for our directors*
•	Carries out its responsibilities under applicable securities laws and regulations relating to our proxy statement for the annual general meeting of shareholders or other applicable report or filing
•	Performs such other functions as the Board may assign from time to time
•	Monitors employment and compensation-related risk exposures to our company

*
Please see "Compensation Discussion and Analysis—How We Determine Executive Compensation" for additional information on the Compensation Committee's processes and procedures for the consideration and determination of executive officer and director compensation.

The Board has determined that each member of the Compensation Committee meets the independence requirements of the Exchange Act and the NYSE Corporate Governance Standards. The Compensation Committee's charter permits the Compensation Committee to form, and delegate some or all of its authority to, subcommittees when it deems appropriate. In particular, the Compensation Committee may delegate the approval of both cash and equity award grants and other responsibilities regarding the administration of compensatory programs to a subcommittee consisting solely of members of the Compensation Committee who are non-employee directors or outside directors or, in some limited circumstances, to management.

The Compensation Committee typically meets at least four times each year to address various compensation issues and processes. Our CEO does not have the ability to call Compensation Committee meetings, but generally attends Compensation Committee meetings at the Compensation Committee's request to answer questions and provide input regarding the performance of our executive officers. However, the CEO is not present while decisions regarding his compensation are made. In addition, each Compensation Committee meeting includes an executive session without members of management present. The Compensation Committee advises the full Board of any material changes regarding executive compensation matters.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Duties

•	Ensures that our corporate governance system performs well
•	Reviews and assesses the adequacy of our Corporate Governance Guidelines annually
•	Monitors director independence
•	Manages the Board's annual director evaluation process
•	Assesses the appropriate balance of skills, characteristics and perspectives required for an effective Board
•	Identifies, screens and recommends qualified director candidates
•	Periodically assesses the adequacy of the Board's size
•	Monitors our compliance with legal and regulatory requirements
•	Oversees succession planning for our CEO
•	Oversees our corporate and environmental, health and safety ("EHS") compliance programs
•	Monitors EHS and compliance risk exposures to our company

The Governance Committee's members are independent under the Board's Corporate Governance Guidelines and the NYSE Corporate Governance Standards.

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LITIGATION COMMITTEE

In addition to the independent committees described above, the Board also has a Litigation Committee. The Litigation Committee assists the Board by reviewing and assessing current and potential litigation and areas of legal exposure in which our company is or could be involved and making recommendations to the Board regarding legal matters. The Litigation Committee generally meets quarterly in connection with our regularly scheduled Board meetings.

BOARD ROLE IN RISK OVERSIGHT

Management is responsible for assessing and managing risks our company faces, including establishing controls to manage risks and bringing to the attention of the Board any significant risks facing our company. As part of this responsibility, management continually assesses enterprise risk management assessment. The Board is responsible for overseeing management in this effort. The Board understands that its focus on effective risk oversight is critical to setting our company's tone and culture towards effective risk management.

The Board has delegated to the Audit Committee the responsibility for oversight of financial and enterprise risk. The Audit Committee engages in discussions with management to establish a mutual understanding of our company's overall appetite for risk. The Audit Committee and management also discuss existing risk management processes and the ways in which management identifies, assesses and manages our company's most significant risk exposures. In exercising its oversight, the Audit Committee strives to effectively oversee our company's enterprise-wide and financial risk management in a way that balances managing risks while enhancing the long-term value of our company for the benefit of our shareholders.

The Audit Committee receives regular presentations from key leaders of our businesses and functions about significant risks the business or function faces. These presentations assist the Audit Committee in evaluating our company's risk assessment and risk management policies and practices. The presentations address strategic, operational, financial reporting, cyber security, compliance, governance and other risks, as appropriate.

The Governance Committee oversees risks related to our EHS and compliance programs and receives regular reports from management regarding these risks. The Litigation Committee oversees risks related to litigation matters and legal exposures and receives regular reports from management regarding these risks. The Compensation Committee's oversees risks related to our compensation practices, which are discussed in more detail in the "Compensation Discussion and Analysis" below.

We believe that the oversight function of the Board and its committees, combined with its active dialogue with management about risks our company faces and effective risk management, provide our company with the appropriate framework to help ensure effective risk oversight.

DIRECTOR ATTENDANCE AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

We believe that there are benefits to having members of the Board attend our annual general meetings of shareholders. From time to time, however, a member of the Board might have a compelling and legitimate reason for not attending an annual general meeting. As a result, the Board has decided that director attendance at our annual general meetings of shareholders should be strongly encouraged, but not required. All of our directors attended the 2019 Annual Meeting.

DIRECTOR QUALIFICATION STANDARDS AND DIVERSITY

The Governance Committee's minimum qualifications and specific qualities and skills required for directors are set forth in Section 1 of our Corporate Governance Guidelines, which are available on our website at www.venatorcorp.com. These Guidelines require that a majority of directors on the Board meet the criteria for independence required by the NYSE, and that each director functions consistent with the highest level of professional ethics and integrity. Each of our directors is expected to devote sufficient time and effort to learn the business of our company and the Board, to use his or her own unique skills and experiences to provide independent oversight to our business, to participate in a constructive and collegial manner, to exhibit a high level of commitment to our company and to exercise independent thought and judgment. Although we do not have a separate diversity policy relating to the identification and evaluation of nominees for director, our Corporate Governance Guidelines require that the Governance Committee consider each candidate's background, ability, judgment, skills and experience in the context of the needs of the Board when evaluating director nominees. The Governance Committee believes it

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is important for Board members to possess skills and knowledge in the areas of leadership of large, complex organizations, finance, strategic planning, legal, government relations and relevant industries, especially the chemical industry. These considerations help the Board as a whole to have the appropriate mix of characteristics, skills and experiences for optimal functioning in its oversight of our company. As part of its periodic self-assessment process, the Governance Committee annually reviews and evaluates its performance, including the overall composition of the Board and the criteria that it uses for selecting nominees.

DIRECTOR NOMINATION PROCESS

The purpose and responsibilities of the Governance Committee, described in the committee's charter (available on our website at www.venatorcorp.com), include recommending to the Board nominees for election as directors. The Governance Committee's members are independent under the Board's Corporate Governance Guidelines and the NYSE standard. The Governance Committee identifies director candidates through a variety of means, including recommendations from other Board members and management. The Governance Committee may also use third-party search consultants to identify director candidates. In addition, the Governance Committee receives shareholder recommendations for candidates for the Board. All shareholder recommendations must comply with the notice requirements contained in Article 46 of our Articles, which require, among other things, detailed information concerning the shareholder making the proposal (and the beneficial owner on whose behalf the proposal is made, if any), the name and address of the shareholder and specific information concerning such shareholder's interests in our company's securities, including derivative instruments. In addition, the notice must include the recommended candidate's name, biographical data, qualifications, details regarding any material monetary agreements between the shareholder and the proposed nominee, and a written questionnaire completed by the proposed nominee.

From time to time, the Governance Committee may request additional information from the nominee or the shareholder. The Governance Committee uses the same process to screen all potential candidates, regardless of the source of the recommendation. The Governance Committee determines whether the candidate meets our minimum qualifications and specific qualities and skills for directors and whether requesting additional information or an interview is appropriate. Except as described under "Shareholder Proposals and Director Nominations for the 2021 Annual General Meeting," the procedures set forth in Article 46 of our Articles are the exclusive means for a shareholder to make director nominations or submit other proposals before an annual or special meeting of the shareholders.

Our Articles are available on our website at www.venatorcorp.com in the "Investor Relations" section. We will also furnish a copy of our Articles free of charge to any person who requests one. Requests for copies should be directed to the Corporate Secretary, Titanium House, Hanzard Drive, Wynyard Park, Stockton-on-Tees, TS22 5FD, United Kingdom or to CorporateSecretary@venatorcorp.com. For additional information about shareholder nominations, including nominations for the 2021 annual general meeting of shareholders, see "Shareholder Proposals and Director Nominations for the 2021 Annual General Meeting."

SHAREHOLDER COMMUNICATIONS POLICY

Shareholders and other interested parties may communicate directly and confidentially with the Board, the non-management directors, the independent directors or the Lead Independent Director by sending a letter addressed to the intended recipients, c/o Corporate Secretary, Venator Materials PLC, Titanium House, Hanzard Drive, Wynyard Park, Stockton-on-Tees TS22 5FD, United Kingdom or by sending an e-mail specifying the intended recipients to CorporateSecretary@venatorcorp.com. The Corporate Secretary will review such communications and, if appropriate, forward them only to the intended recipients. Communications that do not relate to the responsibilities of the intended recipients as directors of Venator (such as communications that are commercial or frivolous in nature) will not be forwarded. In addition, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will not be forwarded. A copy of our Shareholder Communications Policy is available on our website at www.venatorcorp.com.

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CORPORATE GOVERNANCE GUIDELINES

The Board has adopted Corporate Governance Guidelines. The Governance Committee is responsible for implementing the guidelines and making recommendations to the Board concerning corporate governance matters. Among other matters, the guidelines provide for the following:

•
membership on the Board is made up of a majority of independent directors who, at a minimum, meet the criteria for independence required by the NYSE;

•
each regularly scheduled Board meeting includes an executive session of the non-management directors;

•
the independent directors meet in executive session at least once annually;

•
the Board and its committees each conduct an annual self-evaluation;

•
non-management directors are not permitted to serve as a director for more than three other public companies;

•
our Chief Executive Officer is not permitted to serve as a director for more than two other public companies;

•
directors are expected to attend all meetings of the Board and of the committees of which they are members;

•
directors not also serving as executive officers are required to offer their resignation effective at the next annual general meeting of shareholders upon reaching their 75th birthday (subject to certain exceptions);

•
directors are required to offer their resignation upon a change in their principal occupation;

•
directors should function consistent with the highest level of professional ethics and integrity; and

•
to effectively discharge their oversight duties, directors have full and free access to our officers and employees.

The guidelines are available on our website at www.venatorcorp.com. We will also furnish a copy of the guidelines free of charge to any person who requests one. Requests for copies should be directed to the Corporate Secretary, Titanium House, Hanzard Drive, Wynyard Park, Stockton-on-Tees, TS22 5FD, United Kingdom or to CorporateSecretary@venatorcorp.com.

FINANCIAL CODE OF ETHICS AND BUSINESS CONDUCT GUIDELINES

The Board has adopted a Financial Code of Ethics applicable to our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer or Controller. Among other matters, this code is designed to promote:

•
honest and ethical conduct;

•
avoidance of conflicts of interest;

•
full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications;

•
compliance with applicable governmental laws and regulations and stock exchange rules;

•
prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

•
accountability for adherence to the code.

In addition, the Board has adopted Business Conduct Guidelines. The Board requires all directors, officers and employees to adhere to these guidelines in addressing the legal and ethical issues encountered in conducting their work. The Financial Code of Ethics and Business Conduct Guidelines are available on our website at www.venatorcorp.com. We will also furnish a copy of the Financial Code of Ethics and Business Conduct Guidelines free of charge to any person who requests one. Requests for copies should be directed to the Corporate Secretary, Titanium House, Hanzard Drive, Wynyard Park, Stockton-on-Tees, TS22 5FD, United Kingdom or to CorporateSecretary@venatorcorp.com. We intend to disclose any amendments to, or waivers from, our codes of ethics that apply to our principal executive officer, principal financial officer and/or controller on our website.

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PART 4	COMPENSATION DISCUSSION AND ANALYSIS

WE ASK THAT YOU VOTE TO APPROVE OUR SAY-ON-PAY PROPOSAL

At our Annual Meeting, our shareholders will have an opportunity to cast an advisory say-on-pay vote on the compensation paid to our NEOs as disclosed in this Proxy Statement. We ask that our shareholders vote to approve executive officer compensation. Please see "Proposal 2—Non-Binding Advisory Vote to Approve the Compensation of our Named Executive Officers."

INTRODUCTION

This Compensation Discussion and Analysis, or CD&A, provides information regarding how we paid our executives in 2019. This CD&A presents information for the following named executive officers, or "NEOs":

Name	Title

Simon Turner	President and Chief Executive Officer, also referred to as our "CEO"

Kurt D. Ogden	Executive Vice President and Chief Financial Officer

Russ R. Stolle	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

Mahomed Maiter	Executive Vice President, Business Operations

Dr. Rob Portsmouth	Senior Vice President, EHS, Innovation and Technology

COMPENSATION SUMMARY

Performance Highlights in 2019

In 2019, the TiO2 industry and our results were impacted by macroeconomic uncertainty and limited visibility. Notwithstanding these significant headwinds, we delivered $194 million of adjusted EBITDA. We also made meaningful progress on our strategic priorities in 2019 and delivered on those items within our control. We are focused on executing on our strategy which includes delivering on our cost and operational efficiencies, further enhancing our cost competitiveness, strengthening our position in specialty and differentiated TiO2, advancing our customer-tailored approach to reduce our TiO2 price and margin volatility, improving our free cash flow generation and delivering on our personal and process safety performance targets.

This discussion of our financial, operational and strategic performance in this Proxy Statement relates to 2019 and has not been edited to provide any updates regarding any potential COVID-19 pandemic impacts on our business activities or performance.

As described in more detail in the Compensation Discussion and Analysis beginning on page 20, one of the primary objectives of our executive compensation program is to align our executive officers' pay with our financial performance and the performance of our ordinary shares.

Our 2019 annual short-term incentive plan "STIP" award metrics comprised adjusted EBITDA, free cash flow, business improvement, zero harm targets and personal performance, which together accounted for approximately 21% of the total compensation payable to our NEOs.

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Specific achievements in 2019 include the following:

•	Corporate adjusted EBITDA,(1) which is a key financial metric for our company and our shareholders, was $194 million, which met our target goal.
•	Corporate free cash flow,(2) which has a significant impact on our liquidity, net debt and strategic planning, was ($117) million, which met our target goal.
•	Business improvements, which measures adjusted EBITDA improvements based upon our business improvement program, was $15 million, which met our target goal.

(1)
Throughout this Proxy Statement, we refer to our EBITDA and adjusted EBITDA, which are non-GAAP financial measures. A presentation and reconciliation to the most directly comparable GAAP financial measures is contained on pages 47-48 of our annual report on Form 10-K for the year ended December 31, 2019 (the "2019 10-K"), as filed with the US Securities and Exchange Commission (the "SEC") on March 12, 2020.

(2)
Throughout this Proxy Statement, we refer to free cash flow, which is a non-GAAP financial measure. See Appendix B for additional information regarding free cash flow and a reconciliation to cash flow.

Consideration of our 2019 Say-on-Pay Vote and Shareholder Outreach

Overall, we believe our compensation programs are effective in implementing our primary compensation objectives. At our 2019 annual meeting, 98.9% of total votes cast (excluding abstentions and broker non-votes) voted in favor of our say-on-pay proposal. In designing the executive compensation program for 2020, the Compensation Committee considered the overall support that the previous year's say-on-pay proposal received. In addition, it considered perceived shareholder expectations and input regarding alignment of executive pay to our financial performance. Based on these considerations, the Compensation Committee determined to tie a portion of executives' pay to a measure of three-year return on net assets ("RONA") performance, with RONA comprising 50% of the payout for our performance units in 2020. In 2019, the Compensation Committee first instituted grants of performance units that vest after a period of three years based on the achievement of relative TSR milestones against a predetermined set of peer companies. 50% of the 2020 performance units will continue to be based on relative TSR milestones. In the aggregate, the performance units represent 25% of the equity award value granted to each executive officer in 2019 and 2020.

We maintain regular contact with our external investors regarding our business strategy and our efforts to create long-term value for our shareholders. The Board and management carefully consider the feedback from these meetings, as well as shareholder support, when reviewing our business, corporate governance and executive compensation policies.

OBJECTIVES OF VENATOR'S EXECUTIVE COMPENSATION PROGRAM

The primary objective of our executive compensation program is the alignment of the compensation of our NEOs with shareholder value creation. In support of this objective, our executive compensation program is designed to: (i) align pay with performance; (ii) attract, motivate and retain executives critical to our long-term success by providing a competitive compensation structure; (iii) align our executives' interests with those of our shareholders; (iv) encourage long-term focus; and

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(v) discourage excessive risk-taking. The chart below indicates the key features of our executive compensation program and how they align with our objectives.

Compensation Feature	Aligns Pay With Performance	Supports a Competitive Compensation Structure	Aligns Executives and Shareholders' Interests	Encourages Long-Term Focus	Balances Short-Term and Long-Term Risk-Taking

Salary		✓
Annual STIP Award	✓	✓	✓		✓
Restricted Stock Units	✓	✓	✓	✓	✓
Stock Options	✓	✓	✓	✓	✓
Performance Units	✓	✓	✓	✓	✓
Perquisites		✓
Health Benefits, Retirement Plans, Employment Agreements and Severance Arrangements		✓
Compensation-related policies:
• Clawback Policy			✓		✓
• Share Ownership Guidelines			✓	✓	✓
• Insider Trading/Anti-Hedging Policy			✓		✓

ELEMENTS OF VENATOR'S EXECUTIVE COMPENSATION PROGRAM

Additional information about our executive compensation program is provided below, along with a discussion of how various compensation elements align with our compensation objectives.

TOTAL DIRECT COMPENSATION

We provide our executive officers with a mix of pay that reflects our belief that executive officers should have elements of their compensation tied to both short- and long-term performance. The Compensation Committee strives to align the relative proportion of each element of total direct compensation (i.e., base salary, target short-term incentive and target long-term value) with the competitive market and our objectives, as well as to preserve the flexibility to respond to the continually changing global environment in which we operate. While the Compensation Committee reviews the competitiveness of each NEO's total direct compensation, it does not target specific percentiles among peer companies when setting compensation levels. Rather, the Compensation Committee considers peer group data among several factors in setting pay levels. Other factors include each executive's individual performance, level of responsibility, knowledge, time in the position, experience and internal equity among executives with similar experience and job responsibilities.

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Generally, as employees move to higher levels of responsibility with greater ability to influence our financial results, the percentage of performance-based pay will increase. Total direct compensation received by our NEOs comprises the following elements:

Compensation Element		Description and Purpose of the Element

	Base Salary	Fixed portion of total direct compensation. Generally reflects the officer's responsibilities, tenure, job performance and the market for the executive's services.

Annual Cash Compensation	Short-Term Incentive Plan Award	Variable portion of total direct compensation. Supports achievement by executives of business critical short-term performance goals, with cash payouts based on performance against pre-established annual goals. These goals may include a subjective evaluation of individual performance including success in areas significant to us as a whole or to a particular business unit or function.

	Restricted Stock Units	Variable portion of total direct compensation. Supports a long-term focus by executives, as the value is tied to the price of our ordinary shares with awards vesting over a three-year period. The three-year vesting period also provides a strong retention incentive.

Long-Term Equity-Based Compensation	Stock Options
Variable portion of total direct compensation. Supports a long-term focus to maximize stock price, as value is tied to stock appreciation. The ten-year exercise period discourages profit-taking by executives in the short term. Also provides a strong retention incentive by vesting over a three-year period.

	Performance Units	Variable portion of total direct compensation. Granted to focus executives on creating shareholder value by increasing TSR performance relative to peers over a three-year period in 2019. 2020 grants reward both increasing TSR (relative to peers) and strong RONA performance over a three-year period.

A detailed discussion of 2019 target total direct compensation awarded to our NEOs and graphical illustrations of the proportionate amount of performance-based compensation, is set forth below in "—2019 Executive Compensation Decisions."

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OTHER ELEMENTS OF COMPENSATION

In addition to the elements of target total direct compensation described above, our executive compensation program includes other elements of compensation that are designed primarily to attract, motivate and retain executives critical to our long-term success and to provide a competitive compensation structure overall.

Element	Description and Purpose of the Element

Health and Welfare Benefits	We provide our NEOs with health and welfare benefits that are intended to be part of a competitive total compensation package with benefits comparable to those provided to employees and executives at other companies in the chemical industry and the general market. Our NEOs participate in our health and welfare programs on the same basis as our other employees.
Retirement and Savings Plans	We provide our NEOs with retirement and savings plan benefits that are intended to be part of a competitive total compensation package with benefits comparable to those provided to employees and executives at other companies in the chemical industry and the general market. Employees in foreign jurisdictions participate in the retirement and savings plans mandated by applicable law. We also provide executive officers in the US the opportunity to participate in defined contribution savings plans, such as our salary deferral plan (the "401(k) Plan"), and a supplemental deferred compensation plan.
For an explanation of the major features of our retirement and savings plans and the other amounts payable to our NEOs, see "Executive Compensation—Pension Benefits in 2019" and "—Nonqualified Deferred Compensation in 2019."
Perquisites	We provide certain personal benefits and perquisites to our NEOs to assist with meeting the demands of their positions comparable, and in connection with international assignments. The benefits are competitive to those provided to executives at other companies in the chemical industry and the general market.
For a description of these perquisites and the amounts paid to our NEOs in 2019, see "Executive Compensation—2019 Summary Compensation Table" and "—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table."
Employment Agreements	In 2018, we entered into employment agreements with certain of our NEOs that are intended to provide protections comparable to those provided to employees and executives at other companies in the chemical industry and the general market. The terms of Mr. Turner's employment agreement were amended in 2019 as discussed below under "Executive Compensation—Pension Benefits in 2019."
Terms of the employment agreements with the named executive officers are reflected below under "—2019 Executive Compensation Decisions—Employment Agreements" and "Executive Compensation—Potential Payments and Rights on Termination or Change in Control—Employment Agreements."
Severance Arrangements	We provide market competitive payments and benefits to our executive officers upon certain severance events through the Amended and Restated Executive Severance Plan (the "Executive Severance Plan") and employment agreements. These arrangements assist in the retention of our executive officers by providing protection against certain termination events.
Terms of the Executive Severance Plan are reflected below under "Executive Compensation—Potential Payments and Rights on Termination or Change in Control—Employment Agreements."

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2019 EXECUTIVE COMPENSATION DECISIONS

TARGET TOTAL DIRECT COMPENSATION

The charts below illustrate the amount of 2019 target total direct compensation(1) allocated to each component of compensation for our CEO and the other NEOs. The amounts actually realized by our NEOs with respect to the annual cash performance awards and long-term equity incentive awards granted in 2019 depend, as applicable, on the level of attainment of the relevant performance goals and the value of our common stock when the awards vest or are exercised.

(1)
"Target total direct compensation" consists of (i) annual base salary, (ii) the target annual STIP award opportunity for 2019, and (iii) the aggregate grant date fair value of long-term equity incentive awards granted in 2019. The amounts actually realized by our NEOs with respect to the annual STIP awards and long-term equity incentive awards granted in 2019 depend, as applicable, on the level of attainment of the relevant performance goals and the value of our common stock when the awards vest or are exercised.

The Compensation Committee's decisions regarding the mix of pay reflects our compensation philosophy, market reference data provided by Meridian and each officer's role in achieving our strategic objectives. Note that the charts above are intended to reflect the main compensation items provided to our NEOs during 2019 and do not include secondary compensation items such as health and welfare benefits.

2019 BASE SALARY

Base salaries for our NEOs are intended to reflect the scope of their responsibilities, performance, skills and experience as well as competitive market practices. In 2019, Mr. Maiter and Dr. Portsmouth received increases based on their increased responsibilities and the Compensation Committee's review of analogous or similar roles within our Peer Group, as defined below. The Compensation Committee determined that each of the other NEOs' salaries were competitively aligned with our Peer Group. To the extent increased, base salaries for 2019 were effective as of April 1, 2019 as follows:

Officer	2018 Base Salary (in US Dollars)	2019 Base Salary (in US Dollars)	%Increase (based on local currency)

Simon Turner(1)	$848,516	$848,516	n/a

Kurt D. Ogden	$530,000	$530,000	n/a

Russ R. Stolle	$455,000	$455,000	n/a

Mahomed Maiter(2)	$416,158	$455,000	9.3%

Dr. Rob Portsmouth(3)	$226,173	$253,313	12.0%

(1)
Mr. Turner's base salary was set on July 1, 2017 at GBP is £657,764 and remained unchanged for 2018 and 2019. The value for Mr. Turner in 2018 and 2019 was converted using an exchange rate of 1 GBP to 1.29 USD, being the exchange rate as of February 11, 2019 (which is the internal date used to estimate pro forma elements of compensation).

(2)
Mr. Maiter's base salary in GBP is £352,713, which was increased from GBP £322,603 in 2018. The value for Mr. Maiter in 2019 was converted using an exchange rate of 1 GBP to 1.29 USD, being the exchange rate as of February 11, 2019 (which is the internal date used to estimate pro forma elements of compensation).

(3)
Dr. Portsmouth's base salary in GBP is £196,367, which was increased from GBP £175,328 in 2018. The value for Dr. Portsmouth in 2019 was converted using an exchange rate of 1 GBP to 1.29 USD, being the exchange rate as of February 11, 2019 (which is the internal date used to estimate pro forma elements of compensation).

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2019 ANNUAL SHORT-TERM INCENTIVE PLAN (STIP)

Our annual STIP awards are designed to reward our executive officers for achievement of annual performance goals set by the Compensation Committee. The Compensation Committee establishes annual STIP targets for the NEOs expressed as a percentage of their base salaries. The following table summarizes the STIP targets and maximum annual STIP award levels for each of our NEOs for 2019.

Officer	Target % of Base Salary	Maximum % of Base Salary

Simon Turner	100%	200%

Kurt D. Ogden	70%	140%

Russ R. Stolle	70%	140%

Mahomed Maiter	70%	140%

Dr. Rob Portsmouth	60%	120%

The target and maximum STIP award guideline amount for the NEOs were set to generally align with competitive levels relative to comparable executive positions in our Peer Group and other chemical and general industrial companies. Potential payouts of individual annual STIP awards depend upon both company performance and individual contributions to our success, with the target and maximum award amounts serving as guidelines for ultimate payouts.

2019 Performance Measures and Goals.    The Compensation Committee selects financial and strategic performance measures that must be achieved for payment of individual STIP awards. The Compensation Committee chooses performance measures that are important to our operations and contribute to the creation of shareholder value. The following table provides detail regarding the selected performance measures for the 2019 annual STIP awards and the corresponding weightings for each:

Performance Measure	Weighting	What It Is	Why We Use It

Corporate free cash flow(1)	30%	Cash from operating and investing activities, as defined on our US GAAP cash flow statements, before cash used or received from acquisition and disposition activities and separation costs.	Important measure of the financial performance of our company and has a significant impact on our strategic planning, liquidity and the ability to reduce our leverage through cash repayments on outstanding debt.
Corporate adjusted EBITDA(2)	20%	An indicator of general economic performance that is not affected by debt restructurings, fluctuations in interest rates or effective tax rates, or levels of depreciation and amortization.	Primary metric by which our shareholders measure our financial performance, thus aligning the interests of management with the interests of our shareholders.
Business Improvement Program	15%	Programs undertaken by our company to improve operational efficiency, optimize product mix and reduce fix costs.	Operational efficiency is important to providing improvements to our financial performance.
EHS compliance	15%	A measure of compliance with injury reduction and process safety objectives.	Discourages risk-taking for short-term profits to the detriment of the well-being of our employees and the communities in which we operate as well as the long-term interests of our shareholders.
Personal Performance	20%	Culture and compliance, governance and corporate processes, individual contribution and other.	Allows the Compensation Committee the ability to reward NEOs for outstanding performance in 2019 not captured in the above objectives.

(1)
Free cash flow is calculated as cash flows provided by (used in) operating activities from continuing operations and used in investing activities. See Appendix B for additional information regarding free cash flow and a reconciliation to cash flow.

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(2)
Corporate adjusted EBITDA is calculated by eliminating the following from EBITDA: (a) business acquisition and integration expenses/adjustments; (b) separation expense/gain, net; (c) US income tax reform; (d) net income/loss of discontinued operations, net of tax; (e) loss/gain on disposition of business/assets; (f) certain legal settlements and related expenses/gains; (g) amortization of pension and postretirement actuarial losses/gains; (h) net plant incident costs/credits; and (i) restructuring, impairment, and plant closing and transition costs/credits. A presentation and reconciliation to the most directly comparable GAAP financial measures is contained on pages 47-48 of our annual report on Form 10-K for the year ended December 31, 2019 (the "2019 10-K"), as filed with the US Securities and Exchange Commission (the "SEC") on March 12, 2020.

The Compensation Committee established threshold, target and maximum performance goals for each of the financial performance measures as follows:

	2019(in millions)

Performance Measure	Threshold Goal	Target Goal	Maximum Goal

Corporate free cash flow	$(145)	$(121)	$(95)

Corporate adjusted EBITDA	$143	$190	$220

Business improvements	$12	$15	$20

The Compensation Committee also established threshold, target and maximum goals for each of the EHS performance measures as follows:

		2019

Performance Measure	How Measured	Threshold Goal	Target Goal	Maximum Goal

Total Recordable Injury Rate	Company-wide achievement of injury reduction objectives	0.63	0.53	0.43

Company-wide achievement of injury reduction objectives	Company-wide achievement of process safety objectives	0.16	0.10	0.08

Performance goals are set at aggressive levels requiring significant effort to achieve. For 2019, certain of these goals were set lower than in 2018 due to the cyclical nature of the business and our company's forecast of a downturn in the industry and lower year-over-year results as a consequence. Achievement levels between threshold and target result in award payouts from 0% to 100% of target. Achievement levels between target and maximum result in award payouts from 100% to 200% of target for all NEOs.

2019 Performance.    The 2019 targets were designed to require significant effort to achieve, yet to be realistic enough to incentivize our executive officers' performance. For 2019, actual performance and performance as a percentage of targets were as follows:

Performance Criteria	2019 Target Goal (dollars in millions)	2019 Result (dollars in millions)	Earned Payout as a % of Target

Corporate free cash flow	$(121)	$(121)	30.0%

Corporate adjusted EBITDA	$190	$188	19.2%

Business Improvement Program	$15	$15	15.0%

Total Recordable Injury Rate	0.53	0.53	7.5%

Company-wide achievement of injury reduction objectives	0.10	0.16	0.0%

Personal Performance	N/A	N/A	N/A

TOTAL			71.7%

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Personal Performance.    The Committee reviewed each NEO's performance during 2019 to determine the payout under the personal performance criteria:

Officer	Criteria Considered	Earned Payout as a % of Target

Simon Turner	Successful leadership of the executive leadership team; successfully delivered business improvement program targets ahead of schedule; successfully completed internal restructuring; credit facility expansion	30%

Kurt D. Ogden	Successful expansion of senior credit facility; restructured and strengthened department, delivered cost savings; accurate quarterly guidance	27%

Russ R. Stolle	Strengthened compliance activities; restructured legal and human resources departments; delivered cost savings and pension efficiencies; successful litigation management	23%

Mahomed Maiter	Reorganized operations and delivered business improvement savings ahead of schedule; led Pori closure progress resulting in successful restructuring and cost savings; successful leadership in strategic initiatives	30%

Dr. Rob Portsmouth	Delivered process safety program improvements; successful regulatory advocacy; delivered new product sales; led culture program	20%

2019 Annual STIP Award Payouts.    The earned payout as a percentage of target reflects the sum of the results of our performance relative to the targets set for each performance measure, as described above. The CEO presents the Compensation Committee with recommendations for the annual cash incentive awards for each of the other executive officers, including the other NEOs. The Compensation Committee reviews the CEO's recommendations, as well as the CEO's performance, and makes such adjustments as it deems appropriate in its determination of the award payouts. For 2019, the Compensation Committee made no adjustments to the final award payouts determined in accordance with the corporate and performance criteria described above.

Based on the results discussed above, the Compensation Committee awarded 2019 STIP awards in accordance with the following formula:

Officer	NEO Base Salary		Target % of Base Salary		Earned Payout as a % of Target		STIP Award Earned

Simon Turner(1)	$848,516	x	100%	x	101.7%	=	$862,516

Kurt D. Ogden	$530,000	x	70%	x	98.7%	=	$365,992

Russ R. Stolle	$455,000	x	70%	x	94.7%	=	$301,460

Mahomed Maiter(1)	$455,000	x	70%	x	101.7%	=	$326,180

Dr. Rob Portsmouth(1)	$253,313	x	60%	x	91.7%	=	$139,296

(1)
Mr. Turner's STIP award was £668,617, Mr. Maiter's STIP award was £252,853 and Dr. Portsmouth's STIP award was £107,982. The values for Messrs. Turner and Maiter and Dr. Portsmouth in 2019 have been converted using an exchange rate of 1 GBP to 1.29 USD, being the exchange rate as of February 11, 2019 (which is the internal date used to estimate pro forma elements of compensation).

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LONG-TERM EQUITY COMPENSATION

For 2019, the Compensation Committee approved for each NEO a target long-term equity compensation value intended to position each executive officer within competitive levels. Each NEO's target award value was allocated 50% to restricted stock units, 25% to stock options and 25% to performance units, and the amount allocated was converted to a number of shares based on the grant date fair value as follows:

Officer	Target Award Amounts	Stock Options	Restricted Stock Units	Target Performance Units	Total Shares

Simon Turner	$2,250,000	223,214	195,652	97,826	516,692

Kurt D. Ogden	$850,000	84,325	73,913	36,957	195,195

Russ R. Stolle	$750,000	74,405	65,217	32,609	172,231

Mahomed Maiter	$750,000	74,405	65,217	32,609	172,231

Dr. Rob Portsmouth	$300,000	29,762	26,087	13,043	68,892

For purposes of restricted stock unit awards, grant date fair value is calculated using the closing price of our stock on the date of grant. The grant date fair value of the stock option awards is determined on the date of the grant using the Black-Scholes valuation model. With respect to the performance units, the amount shown reflects the full grant date fair value computed in accordance with FASB ASC Topic 718 based on probable achievement of the market conditions, which is consistent with the estimate of aggregate compensation to be recognized over the service period, excluding the effect of estimated forfeitures

The restricted stock units and stock option awards granted in 2019 are subject to a three-year ratable annual vesting schedule that requires service for a continuous three-year period to become fully vested, except as otherwise provided in the Stock Incentive Plan, long-term incentive award agreements and the employment agreements described below.

The performance unit awards granted in 2019 vest and lapse their associated restrictions on December 31, 2021, subject to the achievement of relative TSR performance metrics during the performance period from January 1, 2019 to December 31, 2021 and subject to continued service. Performance units are paid based on relative payout as follows:

Percentile Rank Relative TSR	Payout Percentage of Target Number of Shares

90th percentile or better	200%

75th percentile or better	175%

50th percentile or better	100%

25th percentile or better	50%

Less than 25th percentile	0%

If our absolute TSR is negative during the performance period, the Compensation Committee may exercise discretion to reduce the number of performance units that are earned. The performance unit awards are settled in stock upon vesting.

The peer group used to determine relative TSR performance (the "2019 Performance Peers") is the same as the Peer Group described below, excluding non-chemical companies (Ensco plc, Mallinckrodt plc and Noble Corporation plc).

Additional details regarding these 2019 grants are provided under "Executive Compensation—Grants of Plan-Based Awards in 2019" below. Subject to the NEOs' Employment Agreements described below, none of the awards granted in 2019 provide for automatic accelerated vesting upon termination of employment or the occurrence of a change of control. See "Executive Compensation—Potential Payments upon Termination or Change in Control" below for more information.

EMPLOYMENT AGREEMENTS

In December 2018, we entered into employment agreements with Messrs. Turner, Ogden, Stolle, Maiter and Portsmouth (the "Employment Agreements"). The Compensation Committee approved the Employment Agreements, which supersede any prior agreements other than as specifically incorporated therein. The Employment Agreements reflect a continuation of the base salary then in effect and annual reviews for increase thereof, continued participation in the STIP, annual long-term incentive awards having a grant value of at least the value of such employee's 2018 long-term incentive award grant, and continued

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severance benefits under the Executive Severance Plan. The Employment Agreements also provide that the officers will be entitled to participate in the various benefits plans available to other employees. Executive officer compensation will continue to be subject to annual review by the Compensation Committee. In addition, the Employment Agreements contain confidentiality, non-solicitation and non-compete provisions.

As additional terms, the Employment Agreements provide that in the event that we terminate the Stock Incentive Plan, the employee is entitled to receive, during each year of employment with our company and in lieu of stock awards under the Stock Incentive Plan, an annual grant of performance units or similar long term incentive compensation having a grant value of at least the value of such employee's 2018 long-term incentive award grant, and vesting over three years. In addition, the Employment Agreements provide that under the Severance Plan, upon a "Termination for Good Reason" following a Change of Control (as defined in the Stock Incentive Plan), Replacement Awards (as defined in the Stock Incentive Plan), which may be issued to replace existing equity awards in connection with a Change of Control, shall become fully vested. In addition, each Employment Agreement provides that a breach of such Employment Agreement by our company or our affiliates shall be deemed to be a sufficient cause for a "Termination for Good Reason" under the Severance Plan. Terms of the Employment Agreements are reflected below under "Executive Compensation—Potential Payments and Rights on Termination or Change in Control—Employment Agreements."

Effective November 13, 2019, we amended Mr. Turner's Employment Agreement as described in "Executive Compensation—Pension Benefits in 2019" below.

HOW WE DETERMINE EXECUTIVE COMPENSATION

The Compensation Committee in coordination with the Compensation Committee's compensation consultant, our CEO and our Executive Vice President and General Counsel participate in the annual review of the executive compensation program. This review includes an evaluation of our performance, corporate goals and objectives relevant to compensation, and compensation payable under various circumstances, including upon retirement or a change of control. In making its decisions regarding each executive officer's compensation, our Compensation Committee considers the nature and scope of all elements of the executive's total compensation package, the executive's responsibilities and his or her effectiveness in supporting our key strategic, operational and financial goals. This review includes an evaluation of each executive officer's historical pay and career development, individual and corporate performance, competitive practices and trends, and other compensation issues.

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ROLES OF THE COMPENSATION COMMITTEE, EXECUTIVE MANAGEMENT AND THE COMPENSATION CONSULTANT

The Compensation Committee, executive management and Meridian each play a key role in the Compensation Committee's annual review, evaluation and approval of our executive compensation programs, as detailed below.

Compensation Committee	• Articulates our compensation philosophy, establishes our executive compensation program and implements policies and plans covering our executive officers.
• Reviews, evaluates and approves the compensation structure and level for our executive officers.
• Reviews and approves each element of compensation annually for our CEO.

•

Evaluates each executive officer's performance, including through reports from other members of executive management (other than with respect to our CEO) and, in many cases, makes personal observations in determining individual compensation decisions.

Executive Management	• Our CEO articulates our strategic direction and works with the Compensation Committee to identify and set appropriate targets for executive officers (other than himself).

•

Our CEO is assisted by our Executive Vice President and General Counsel, who provides advice on the design and development of our compensation programs, the interpretation of compensation data and the effects of adjustments and modifications to our compensation programs.

• Our CEO makes recommendations to the Compensation Committee regarding each element of compensation for each of our executive officers (other than the CEO).
• Our CEO also provides the Compensation Committee with his evaluation with respect to each executive officer's performance (other than the performance of the CEO) during the prior year.
• Our finance, human resources and legal departments also assist our CEO by advising on various considerations relevant to these programs.
Compensation Consultant

•

Advises the Compensation Committee in its oversight role, advises executive management in the executive compensation design process and provides independent compensation data and analysis to facilitate the annual review of our compensation programs.

• Evaluates levels of executive officer and director compensation as compared to general market compensation data and peer data (as discussed below).

•

Evaluates proposed compensation programs or changes to existing programs, providing information on current executive compensation trends and updates on applicable legislative, technical and governance matters.

CONSIDERATION OF PEER COMPENSATION

To assist in its determination of the 2019 target total direct compensation levels for our executive officers, the Compensation Committee considered information included in a compensation benchmarking review prepared by Meridian. The benchmarking review provided competitive market data for each element of compensation, as well as information regarding incentive plan designs and pay practices for executives in similar positions among a selected peer group of companies as set forth below (the "Peer Group"). Information in the market review served as a reference in the Compensation Committee's overall assessment of the competitiveness of our executive compensation program.

The Peer Group consists primarily of companies against whom we compete in the global chemical industry for business opportunities and executive talent. Criteria used to select the Peer Group companies include financial measures (i.e., revenue, market capitalization, net income) and the chemical industry segment in which we operate. The Peer Group includes chemical companies based in the United States, the United Kingdom and Europe, as well as other non-chemical UK-based companies with primary stock listings on the NYSE. The Compensation Committee believes that this group of uniquely situated companies contributes to a meaningful benchmark for executive compensation because we face the same governance framework and

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related issues. For the benchmarking review for 2019, our Peer Group comprised the following 18 companies, which were unchanged from the peer group used for the 2018 benchmarking review:

• Albemarle Corp.	• Croda International plc	• Noble Corporation plc
• Ashland Global Holdings Inc.	• Ensco plc	• RPM International Inc.
• Axalta Coating Systems Ltd.	• Ferro Corp.	• Sika AG
• Cabot Corp.	• Johnson Mathey plc	• Tronox Ltd.
• Celanese Corp.	• Lonza Group AG	• Wacker Chemie AG
• Chemours Co.	• Mallinckrodt plc	• WR Grace & Co.

As a supplement to competitive market data from the Peer Group, and to assess benchmark data for positions for which pay information is not publicly disclosed, the Compensation Committee also considered competitive market data across a broader group of chemical and general industrial companies. The primary source of this data was the Aon New Bridge Street Compensation Database. The Compensation Committee considers competitive ranges among our Peer Group and the broader industry groups and does not use the benchmark data to target specific percentiles within these groups. Our Compensation Committee believes the combination of these perspectives and points of reference offers an appropriate basis for assessing the competitiveness of the compensation for our NEOs. With respect to the survey data considered by the Compensation Committee, the identities of the individual companies are not provided to the Compensation Committee and the Compensation Committee did not receive individual compensation information for the companies included in the survey.

For 2020 executive compensation decisions, the Compensation Committee made changes to the peer group with a focus on reducing the median revenue of the peers and including more comparable chemical companies. Changes included the removal of nine companies (Sika AG, Mallinckrodt plc, Celanese Corporation, Wacker Chemie, Johnson Matthey, Lonza Group, RPM International, Valaris plc and Noble Corporation) and the addition of two companies (Element Solutions, Minerals Technologies). The 2020 proxy group consists of the following eleven companies:

• Albemarle Corp.	• Chemours Co.	• Mineral Technologies Inc.
• Ashland Global Holdings Inc.	• Croda International plc	• Tronox Ltd.
• Axalta Coating Systems Ltd.	• Element Solutions Inc.	• WR Grace & Co.
• Cabot Corp.	• Ferro Corp.

INDEPENDENCE OF COMPENSATION ADVISERS

In September 2017, the Venator Compensation Committee engaged Meridian as its independent executive compensation consultant. Meridian is an independent compensation consulting firm and does not provide any services to us outside of matters pertaining to executive officer and director compensation. Meridian reports directly to the Compensation Committee, which is responsible for determining the scope of services performed by Meridian and the directions given to Meridian regarding the performance of such services. Meridian attends Compensation Committee meetings as requested by the Compensation Committee.

The Compensation Committee determined that the services provided by Meridian to the Compensation Committee during 2019 did not give rise to any conflicts of interest. The Compensation Committee made this determination by assessing the independence of Meridian under the six independence factors adopted by the SEC and incorporated into the NYSE Corporate Governance Listing Standards. Further, in making this assessment, the Compensation Committee considered Meridian's written correspondence to the Compensation Committee that affirmed the independence of Meridian and the partners, consultants and employees who provide services to the Compensation Committee on executive and director compensation matters.

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COMPENSATION POLICIES AND PRACTICES

SHARE OWNERSHIP GUIDELINES

Our Director and Executive Share Ownership Guidelines (the "Guidelines") are designed to align our directors' and executives' interests with our shareholders' interests and to encourage directors and executives to make decisions that will be in our long-term best interests—through all industry cycles and market conditions. The Guidelines require non-employee directors and executive officers to achieve and maintain ownership of our shares equal to five times base salary for the CEO, three times base salary for all other executive officers and five times the annual cash retainer for directors. The share ownership requirement is based on the participant's base salary or annual retainer (as applicable) and the closing share price on June 30 of each calendar year (the "Measurement Date"). Participants have five years from each participant's initial Measurement Date to achieve the ownership requirement. Once the guideline is achieved, a participant will not be deemed to have failed to achieve the guideline as a result of a subsequent decline in the market price of Venator's ordinary shares. Only Mr. Huntsman and Ms. Patrick have achieved the ownership requirement.

During any year in which a participant is not in compliance with the ownership requirement, the participant is required to retain at least 50% of net shares delivered through Venator's stock incentive plans ("net shares" means the shares remaining after deducting shares for the payment of taxes and, in the case of stock options, after deducting shares for payment of the exercise price of stock options). Any shares acquired by a participant prior to becoming subject to the Guidelines are not subject to the retention restriction. There are exceptions to the retention requirement for estate planning, gifts to charity, education and the purchase of a participant's primary residence. In addition, hardship exemptions may be made in rare instances. A copy of the Guidelines is available on our website at www.venatorcorp.com.

CLAWBACK POLICY

Pursuant to our Incentive Repayment (Clawback) Policy for executive officers, subject to certain exceptions, our company may recover performance-based compensation that was based on achievement of quantitative performance targets if an executive officer engaged in fraud or intentional illegal conduct resulting in a financial restatement.

POLICY ON HEDGING AND PLEDGING AND PROHIBITED TRANSACTIONS

Our Insider Trading Policy prohibits employees, non-employee directors and related persons from entering into hedging transactions that are intended to offset, in whole or in part, the economic risks associated with the ownership of our company's ordinary shares. Types of hedging transactions prohibited under the Insider Trading Policy include, but are not limited to, short sales and trading in exchange traded derivative instruments, such as puts, calls, spreads, straddles and any other derivative instruments that may be used to offset the economic risks associated with ownership of our company's ordinary shares. In addition, our Insider Trading Policy prohibits pledging our company's securities as collateral for a loan and holding securities in a margin account where such securities could be pledged as collateral.

COMPENSATION POLICIES AND PRACTICES AS THEY RELATE TO RISK MANAGEMENT

The Compensation Committee believes that our compensation programs are appropriately designed to provide a level of incentives that does not encourage our executive officers and employees to take unnecessary risks in managing their business operations or functions and in carrying out their employment responsibilities. Specifically:

•
a substantial portion of our executive officers' compensation is performance-based, consistent with our approach to executive compensation;

•
our annual STIP award program is designed to reward annual financial and/or strategic performance in areas considered critical to our short and long-term success and features a cap on the maximum amount that can be earned in any single year;

•
our long-term incentive awards are directly aligned with long-term shareholder interests through their link to our stock price and multi-year ratable vesting schedules and, starting in 2019, total shareholder return relative to other companies; and

•
our executive share ownership guidelines further provide a long-term focus by requiring our executives to personally hold significant levels of our stock.

The Compensation Committee believes that the various elements of our executive compensation program sufficiently incentivize our executives to act based on the sustained long-term growth and performance of our company.

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ACCOUNTING AND TAX TREATMENT OF THE ELEMENTS OF COMPENSATION

The financial reporting and income tax consequences to us of individual compensation elements are important considerations for the Compensation Committee when it is analyzing the overall level of compensation and the mix of compensation among individual elements. Overall, the Compensation Committee seeks to balance its objective of ensuring an effective compensation program for our NEOs with the desire to maximize the immediate deductibility of compensation to the extent practicable and consistent with our overall compensation philosophies.

The Board and the Compensation Committee reserve the right to provide compensation to our executives that is not deductible, including but not limited to when necessary to comply with contractual commitments, or to maintain the flexibility needed to attract talent, promote retention or recognize and reward desired performance.

We account for stock-based awards, including stock options, restricted stock unit awards and performance unit awards, in accordance with FASB ASC Topic 718 (formerly Statement of Financial Accounting Standards No. 123R).

Section 162(m) of the United State Internal Revenue Code (the "Code") generally disallows a U.S. tax deduction to public corporations for compensation greater than $1 million paid for any fiscal year to certain executive officers. However, prior to the enactment of tax legislation in December 2017 (the "Tax Act"), certain types of performance-based compensation were exempt from the $1 million deduction limit if specific requirements were met. Under the Tax Act, this special exemption for performance-based compensation is no longer available with respect to taxable years beginning after December 31, 2017. Pursuant to the Tax Act, for taxable years beginning after December 31, 2017, Section 162(m) of the Code was expanded to cover all named executive officers. Any executive officer whose compensation is subject to Section 162(m) of the Code in any taxable year beginning after December 31, 2016 will have compensation subject to Section 162(m) of the Code for all future years, including years after the executive terminates employment or dies.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed Venator Materials PLC's Compensation Discussion and Analysis for the fiscal year ended December 31, 2019, as set forth above, with Venator's management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Looking to 2020, the Compensation Committee is closely monitoring the current COVID-19 pandemic, which our Company, like all businesses across the globe, is facing, and considering any potential impacts it may have on our compensation programs. Due to the significant uncertainties arising from the ongoing COVID-19 pandemic and its potential impacts to our business, the Compensation Committee may choose to exercise its discretion to adjust elements of compensation as allowed under applicable plans, in order to ensure our executive team is appropriately incentivized as they navigate this global crisis and continue to drive the Company's strategic objectives.

COMPENSATION COMMITTEE,

Daniele Ferrari, Chair
Kathy D. Patrick
Sir Robert J. Margetts

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PART 5	EXECUTIVE COMPENSATION

2019 SUMMARY COMPENSATION TABLE

The following table details compensation earned in the years ended 2017, 2018 and 2019 by our NEOs. The values reported for 2017 reflect compensation earned from August 1, 2017 (the approximate date of the Separation) through December 31, 2017. Our compensation policies are discussed in "Compensation Discussion and Analysis" above.

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(2)	Non- Equity Incentive Plan Compensation(3)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings(4)	All Other Compensation(5)	Total

Simon Turner	2019	$848,516	—	$1,687,500	$562,500	$862,813	—	$150,378	$4,111,707
President and Chief Executive	2018	$937,906	—	$1,000,000	$1,000,000	$380,789	$4,042,865	$163,530	$7,525,089
Officer(6)	2017	$354,167	$491,802	$429,930	$517,509	$1,059,333	$4,456,623	$66,007	$7,375,371

Kurt D. Ogden	2019	$530,000	—	$637,500	$212,500	$365,992	—	$276,960	$2,022,952
Executive Vice President and	2018	$522,500	—	$400,000	$400,000	$150,626	—	$425,713	$1,898,839
Chief Financial Officer	2017	$208,333	$400,000	$125,000	$180,558	$396,110	—	$282,278	$1,592,279

Russ R. Stolle	2019	$455,000	—	$562,500	$187,500	$301,460	—	$289,858	$1,796,623
Executive Vice President, General Counsel, Chief Compliance	2018	$448,750	—	$350,000	$350,000	$129,311	—	$513,756	$1,791,817
Officer & Secretary	2017	$179,167	$400,000	$100,000	$164,314	$378,280	—	$218,934	$1,440,694

Mahomed Maiter	2019	$447,845	—	$562,500	$187,500	$326,180	$1,265,383	$111,723	$2,901,132
Executive Vice President, Business	2018	$455,507	—	$250,000	$250,000	$130,732	—	$103,209	$1,058,607
Operations(6)	2017	$166,917	—	$87,500	$134,528	$303,018	$2,409	$40,270	$734,642

Dr. Rob Portsmouth	2019	$246,529	—	$225,000	$75,000	$139,297	$347,717	$44,720	$1,078,263
Senior Vice President, EHS, Innovation and Technology(6)

(1)
This column reflects the aggregate grant date fair value of awards of restricted stock units and, beginning in 2019, performance units for each NEO computed in accordance with FASB ASC Topic 718, disregarding the estimate of forfeitures. For purposes of restricted stock unit awards, fair value is calculated using the closing price of our stock on the date of grant. With respect to the performance units, the amount shown reflects the full grant date fair value computed in accordance with FASB ASC Topic 718 based on probable achievement of the market conditions, which is consistent with the estimate of aggregate compensation to be recognized over the service period, excluding the effect of estimated forfeitures. For information on the valuation assumptions with regard to stock awards, refer to the notes to our financial statements in our annual report on Form 10-K for the applicable year ended 2017, 2018 and 2019, as filed with the SEC. These amounts reflect the fair value of the reported awards on the date of grant and may not correspond to the actual value that will be recognized by the NEOs.

(2)
This column reflects the aggregate grant date fair value of stock options computed in accordance with FASB ASC Topic 718, disregarding the estimate of forfeitures. The fair value of each stock option award is determined on the date of the grant using the Black-Scholes valuation model. For information on the valuation assumptions regarding option awards, refer to the notes to our financial statements in our annual report on Form 10-K for the applicable year ended 2017, 2018 and 2019, as filed with the SEC. These amounts reflect the fair value of the reported awards on the date of grant and may not correspond to the actual value that will be recognized by the NEOs.

(3)
This column reflects the annual STIP awards that were earned during 2019 and paid during the first quarter of 2020. These awards are discussed in further detail under "Compensation Discussion and Analysis—2019 Executive Compensation Decisions—2019 Short-Term Incentive Plan."

(4)
This column reflects the aggregate amount of any change in pension value for each of the NEOs, to the extent any such aggregate change is positive. For 2017 and 2018, the present value for Mr. Turner increased primarily as a result of the increase in value of his Huntsman pension top-up agreement, which varied based on his salary for the preceding 12 months and which increased as a result of his salary increase in connection with his appointment as CEO of our company, which was fully realized in 2018. Venator assumed Huntsman's obligation under this agreement in connection with the Separation. Effective November 13, 2019, we terminated the pension top-up agreement with Mr. Turner and agreed to fully satisfy our obligations thereunder by payment to Mr. Turner of an aggregate amount totaling £6,800,000 ($9,588,000), payable in four equal installments. The first installment was paid on December 20, 2019, and each of the next three installments will be paid within 45 days following each of the first three anniversaries of the date of the termination of such agreement. See "—Pension Benefits in 2019" for additional information about the top-up payment agreement and the termination of such agreement during 2019. None of the NEOs had above-market or preferential earnings on nonqualified deferred compensation during 2019. See "—Nonqualified Deferred Compensation in 2019" for additional information.

(5)
The methodology used to compute the aggregate incremental cost of perquisites and other personal benefits for each individual NEO is based on the total cost to our company, and such costs are required to be reported under SEC rules when the total costs are equal to or greater than $10,000 in the aggregate for a NEO. The table below details the components

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  reported in the "All Other Compensation" column of the Summary Compensation Table for 2019. Amounts in the table were either paid directly by us or were reimbursed by us to the NEOs.

	Simon Turner(a)	Kurt D. Ogden(b)	Russ R. Stolle(c)	Mahomed Maiter(d)	Dr. Rob Portsmouth(e)

Automobile Costs	$14,014	$31,130	$25,191	$16,770	$13,545

Foreign Assignment Costs & Allowances	—	$74,656	$53,599	—	—

Foreign Assignment Tax Gross-Up	—	$26,128	$16,485	—	—

Housing Allowance	—	$56,564	$64,645	—	—

Lost Holiday Compensation	—	—	—	$6,883	—

Lost Holiday Compensation Gross-Up	—	—	—	$6,105	—

Long Time Service Award	$1,290	—	$1,000	—	—

Long Time Service Award Gross-ups	$1,143	—	$390	—	—

Tax Return Preparation Assistance	—	—	—	$2,143	—

Company Contributions	—	—	—	—	—

UK Pension	—	—	—	—	$25,885

Tax Gross Up Global Pension	$6,653	—	—	$12,645	$5,290

Excess Pension Payment—Pension Cash	$127,277	—	—	$67,177	—

Executive Deferral Plan (EDP)	—	$57,481	$97,548	—	—

401(k) Plan Match	—	$3,533	$11,239	—	—

401(k) Plan Non-discretionary Contribution	—	$27,467	$19,761	—	—

(a)
The cost to us for use by Mr. Turner of his company car includes monthly lease, maintenance, and repairs. Mr. Turner also received a £1,000 Long Time Service Award in recognition of his years of service plus a £886.43 gross up.

(b)
As a citizen of the US with residence in the UK, we incurred foreign assignment costs on Mr. Ogden's behalf during 2019 that included: $56,564 in housing allowances and costs and $74,656 for expenses including US return visit travel, international fees, dependent education/schooling and temporary living. In addition, we incurred $26,128 in tax gross-ups and equalization associated with Mr. Ogden's foreign assignment. As part of his foreign assignment agreement, Mr. Ogden received two company cars for use by himself and his wife. Total costs include lease, maintenance and repairs.

(c)
As a citizen of the US with residence in the UK, we incurred foreign assignment costs on Mr. Stolle's behalf during 2019 that included: $64,645 in housing allowances and costs and $53,599 for expenses including US return visit travel, international allowance & fees, household goods, and tenancy management. In addition, we incurred $16,485 in tax gross-ups and equalization associated with Mr. Stolle's foreign assignment. As part of his UK foreign assignment agreement, Mr. Stolle received two company cars for use by himself and his wife. Total costs of $24,819 include lease, maintenance, and repairs. In the US, Mr. Stolle had personal use of a company car at a total cost of $372. Mr. Stolle also received a Long Time Service Award in recognition of his years of service plus a gross up.

(d)
In lieu of receiving a company car, Mr. Maiter receives a £13,000 ($16,770) car allowance annually. In lieu of taking the full time off allowed by the UK statutory annual leave, Mr. Maiter received a Lost Holiday Compensation payment of £5,336 plus a £4,732.42 gross up for days not taken during 2019.

(e)
In lieu of receiving a company car, Dr. Portsmouth receives a £10,500 ($13,545) car allowance annually.
(6)
For reporting purposes, the values for Messrs. Turner and Maiter and Dr. Portsmouth in 2019 have been converted using an exchange rate of 1 GBP to 1.29 USD, being the exchange rate as of February 11, 2019 (which is the internal date used to estimate pro forma elements of compensation). Values for 2017 and 2018 for Messrs. Turner and Maiter were calculated based on applicable exchange rates in the years in which such compensation was first reported and have not been recast to conform to the 2019 GBP exchange rate.

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GRANTS OF PLAN-BASED AWARDS IN 2019

The following table provides information about annual STIP awards granted through our annual STIP award program and long-term incentive awards granted through the Stock Incentive Plan to the NEOs in 2019.

	Date of Award	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock	All Other Option	Exercise or Base Price of	Grant Date Fair Value of Stock and Option

Name	(Venator Grant Date)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Awards(3) (#)	Awards(4) (#)	Option Awards(5) ($/Sh)	Awards(6) ($)

Simon Turner		$0	$848,516	$1,697,032	—	—	—	—	—	—	—

	2/13/19	—	—	—	24,457	97,826	195,652	—	—	—	$562,500

	2/13/19	—	—	—	—	—	—	195,652	—	—	$1,125,000

	2/13/19	—	—	—	—	—	—	—	223,214	$5.75	$562,500

Kurt D. Ogden		$0	$371,000	$742,000	—	—	—	—	—	—	—

	2/13/19	—	—	—	9,239	36,957	73,913	—	—	—	$212,500

	2/13/19	—	—	—	—	—	—	73,913	—	—	$425,000

	2/13/19	—	—	—	—	—	—	—	84,325	$5.75	$212,500

Russ R. Stolle		$0	$318,500	$637,000	—	—	—	—	—	—	—

	2/13/19	—	—	—	8,152	32,609	65,217	—	—	—	$187,500

	2/13/19	—	—	—	—	—	—	65,217	—	—	$375,000

	2/13/19	—	—	—	—	—	—	—	74,405	$5.75	$187,500

Mahomed Maiter		$0	$318,500	$637,000	—	—	—	—	—	—	—

	2/13/19	—	—	—	8,152	32,609	65,217	—	—	—	$187,500

	2/13/19	—	—	—	—	—	—	65,217	—	—	$375,000

	2/13/19	—	—	—	—	—	—	—	74,405	$5.75	$187,500

Dr. Rob Portsmouth		$0	$151,988	$303,976	—	—	—	—	—	—	—

	2/13/19	—	—	—	3,261	13,043	26,087	—	—	—	$75,000

	2/13/19	—	—	—	—	—	—	26,087	—	—	$150,000

	2/13/19	—	—	—	—	—	—	—	29,762	$5.75	$75,000

(1)
These columns show annual STIP award opportunities for our NEOs under our annual STIP award program set by the Compensation Committee in 2019. See the chart and accompanying narrative disclosure in "Compensation Discussion and Analysis—2019 Executive Compensation Decisions—2019 Annual STIP Award" for additional information with respect to these amounts. The amounts actually earned by each of the NEOs pursuant to our annual STIP award program for 2019 are reported in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table.

(2)
These columns show performance units granted under the Stock Incentive Plan to the NEOs in 2019. The performance units vest on December 31, 2021, subject to the achievement of relative TSR performance metrics for the preceding three-year period. Amounts reported in the (a) "Threshold" column reflect the threshold number of performance units (i.e., 50% of target) that may be earned for a certain minimum level of performance, (b) "Target" column reflects the target number of performance share units, or 100%, that may be earned and (c) "Maximum" column reflect the maximum number of performance units that may be earned (i.e., 200% of target), in each case, based on relative TSR achievement against applicable performance metrics. If performance is below the threshold, no performance units are earned. If our absolute TSR for the performance period is negative, the number of performance units that will be vested at the end of the performance period is capped at the target number of performance units. See "Compensation Discussion and Analysis—2019 Executive Compensation Decisions—Long-Term Equity Compensation" for additional information with respect to these awards.

(3)
This column shows the number of restricted stock units granted under the Stock Incentive Plan to the NEOs in 2019. The restricted stock units vest ratably in three equal annual installments beginning on the first anniversary of the grant date. See "Compensation Discussion and Analysis—2019 Executive Compensation Decisions—Long-Term Equity Compensation" for additional information with respect to these awards.

(4)
This column shows the number of nonqualified options granted under the Stock Incentive Plan to the NEOs in 2019. The option awards become exercisable and vest ratably in three equal annual installments beginning on the first anniversary of the grant date. See "Compensation Discussion and Analysis—2019 Executive Compensation Decisions—Long-Term Equity Compensation" for additional information with respect to these awards.

(5)
The exercise price of the nonqualified options disclosed in this column is equal to the closing price of our ordinary shares on the NYSE on the date of grant.

(6)
This column shows the full grant date fair value of the awards as of the Venator grant date computed in accordance with FASB ASC Topic 718. For purposes of restricted stock unit awards, fair value is calculated using the closing price of our stock on the date of grant. With respect to the performance units, the amount shown reflects the full grant date fair value computed in accordance with FASB ASC Topic 718 based on probable achievement of the market conditions, which is consistent with the estimate of aggregate compensation to be recognized over the service period, excluding the effect of estimated forfeitures. For information on the valuation assumptions with regard to stock awards, refer to the notes to our financial statements in our annual report on Form 10-K for the applicable year ended 2017, 2018 and 2019, as filed with the SEC.

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NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE

Information regarding the elements of our executive compensation program for 2019 is provided above under "Compensation Discussion and Analysis." The following is a discussion of material factors necessary to obtain an understanding of information disclosed under "—2019 Summary Compensation Table" and "Grants of Plan-Based Awards in 2019" that is not otherwise discussed in the Compensation Discussion and Analysis.

Company Car.    We provide executive officers with leased vehicles for business use, which executives may also use for personal transportation. Executive officers are responsible for the taxes on imputed income associated with the personal use of these vehicles. In lieu of receiving a company car, Mr. Maiter and Dr. Portsmouth each receive a monthly car allowance.

Foreign Assignment.    In connection with the Separation, we entered into agreements (the "Relocation Agreements") with Messrs. Ogden and Stolle to address their relocation from The Woodlands, Texas to Wynyard, UK This relocation assignment for each of the executives began on August 1, 2017 and is expected to last for approximately three years, but may be extended thereafter. Under the Relocation Agreements, each executive's initial base salary will be adjusted to account for cost of living and taxation differences between the US and the UK and will be subject to the normal salary review process. Each of Messrs. Ogden and Stolle will also be eligible to receive the following benefits during the relocation assignment: an international location allowance of 5% of gross annual salary; tax return preparation assistance; assistance in transferring personal affects to and from the UK; a relocation allowance of 10% of gross annual salary at the beginning of the relocation assignment and a similar 10% relocation allowance upon return to the US (which relocation allowance will be forfeited if the executive resigns before completing the initial relocation assignment); paid travel (or an allowance in lieu thereof) for the executives (and for their family members who are relocating to the UK) to the US up to three times per year for Mr. Stolle and one time for Mr. Ogden; and paid travel for three round trip tickets to the UK for any of the executives' children residing in the US who are under the age of 26 and attending college full-time. While in the UK, each executive will be provided with housing and the use of two company cars, and we will reimburse educational expenses for Mr. Ogden's school-aged accompanying children. Each Relocation Agreement may be terminated by either party by providing no less than three months prior written notice. Additionally, we may terminate either executive's relocation assignment immediately for any of the following reasons: (i) we determine that the executive is unable to perform the essential functions of his jobs, (ii) the executive violates our Business Conduct Guidelines and serious disciplinary action results, or (iii) by any reason of personal illness, the executive is unable to carry out his duties for an time in excess of six months during any period of 12 months.

Company Contributions Relating to Retirement/Savings Plans.    Certain items reflected within the "All Other Compensation" column of the Summary Compensation Table include amounts that we paid to executives or contributed to a plan on the executives' behalf that relate to retirement or other savings plans, as further described in the sections titled "—Pension Benefits in 2019" and "—Nonqualified Deferred Compensation in 2019" below.

Air Travel Allowance.    Pursuant to our Global Travel, Entertainment, and Business-Related Expense Policy, we offered all employees the opportunity to receive an air travel allowance to encourage cost savings to us. When an employee is authorized to fly business class but chooses to fly coach class, we pay the employee an amount equal to half the difference between the lowest cost business class ticket and the fare paid up to a maximum of $2,000. We discontinued this allowance effective September 2019.

Lost Holiday Compensation.    In lieu of taking the full time off allowed by the UK statutory annual leave, payment was provided for days not taken during the calendar year.

Long Time Service Award.    Company scheme available to eligible employees in the UK providing a monetary payment in recognition of years of service. For example, every ten years of service.

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OUTSTANDING EQUITY AWARDS AT 2019 YEAR-END

The following table provides information on the outstanding stock options, restricted stock units and performance units held by the NEOs as of December 31, 2019. The market value of the restricted unit awards is based on the closing market price of our stock on December 31, 2019, which was $3.83.

		Option Awards					Stock Awards

	Date of Award	Original Grant Date of	Number of Securities Underlying Unexercised Options(1)		Option Exercise	Option	Number of Shares or Unit of Stock that	Market Value of Shares or Units of Stock That	Equity Incentive Plan Awards: Number of Unearned Shares that	Equity Incentive Plan Awards: Market Value of Unearned Shares that

Name	(Venator Grant Date)	Converted Awards	Exercisable (#)	Unexercisable (#)	Price ($)	Expiration Date	Have Not Vested(2) (#)	Have Not Vested(3) ($)	Have Not Vested(4) (#)	Have Not Vested(5) ($)

Simon Turner	2/13/2019	—	—	223,214	5.75	2/13/2029	195,652	749,347	97,826	374,674

	2/14/2018	—	36,470	72,939	21.86	2/14/2028	30,497	116,804	—	—

	9/27/2017	—	27,663	13,831	22.83	9/27/2027	5,840	22,367	—	—

	8/16/2017	2/1/2017	38,331	19,165	15.81	2/1/2027	8,438	32,318	—	—

	8/16/2017	2/3/2016	54,268	—	6.67	2/3/2026	—	—	—	—

	8/16/2017	2/4/2015	11,145	—	17.13	2/4/2025	—	—	—	—

Kurt D. Ogden	2/13/2019	—	—	84,325	5.75	2/13/2029	73,913	283,087	36,957	141,545

	2/14/2018	—	14,589	29,175	21.86	2/14/2028	12,198	46,718	—	—

	9/27/2017	—	8,645	4,322	22.83	9/27/2027	1,824	6,986	—	—

	8/16/2017	2/1/2017	11,980	5,988	15.81	2/1/2027	2,636	10,096	—	—

	8/16/2017	2/3/2016	34,491	—	6.67	2/3/2026	—	—	—	—

	8/16/2017	2/4/2015	5,463	—	17.13	2/4/2025	—	—	—	—

Russ R. Stolle	2/13/2019	—	—	74,405	5.75	2/13/2029	65,217	249,781	32,609	124,892

	2/14/2018	—	12,765	25,528	21.86	2/14/2028	10,673	40,878	—	—

	9/27/2017	—	6,916	3,457	22.83	9/27/2027	1,459	5,588	—	—

	8/16/2017	2/1/2017	14,375	7,186	15.81	2/1/2027	3,164	12,118	—	—

	8/16/2017	2/3/2016	39,797	—	6.67	2/3/2026	—	—	—	—

	8/16/2017	2/4/2015	5,244	—	17.13	2/4/2025	—	—	—	—

Mahomed Maiter	2/13/2019	—	—	74,405	5.75	2/13/2029	65,217	249,781	32,609	124,892

	2/14/2018	—	9,118	18,234	21.86	2/14/2028	7,623	29,196	—	—

	9/27/2017	—	6,052	3,025	22.83	9/27/2027	1,277	4,891	—	—

	8/16/2017	2/1/2017	9,584	4,790	15.81	2/1/2027	2,109	8,077	—	—

	8/16/2017	2/3/2016	30,149	—	6.67	2/3/2026	—	—	—	—

	8/16/2017	2/4/2015	4,370	—	17.13	2/4/2025	—	—	—	—

Dr. Rob Portsmouth	2/13/2019	—	—	29,762	5.75	2/13/2029	26,087	99,913	13,043	49,955

	2/14/2018	—	3,192	6,381	21.86	2/14/2028	2,668	10,218	—	—

	8/16/2017	2/1/2017	5,990	2,994	15.81	2/1/2027	1,318	5,048	—	—

	8/16/2017	2/3/2016	18,843	—	6.67	2/3/2026	—	—	—	—

	8/16/2017	2/4/2015	2,731	—	17.13	2/4/2025	—	—	—	—

(1)
Option awards vest and become exercisable ratably in three equal annual installments on the first three anniversaries of each respective grant date. As of December 31, 2019, (i) outstanding option awards expiring February 4, 2025 and February 3, 2026 are 100% vested; (ii) outstanding option awards expiring on February 1, 2027 vested as to 33 1/3% on February 1, 2018, and vest as to 66 2/3% on February 1, 2019 and as to 100% on February 1, 2020 (iii) outstanding option awards expiring on September 27, 2027 vested as to 33 1/3% on September 27, 2018, and vest as to 66 2/3% on September 27, 2019 and as to 100% on September 27, 2020; (iv) outstanding option awards expiring on February 14, 2028 vest as to 33 1/3% on February 14, 2019, as to 66 2/3% on February 14, 2020 and as to 100% on February 14, 2021; and (v) outstanding option awards expiring on February 13, 2029 vested as to 33 1/3% on February 13, 2020, and vest as to 66 2/3% on February 13, 2021 and as to 100% on February 13, 2022.

(2)
Restricted stock unit awards vest and lapse their associated restrictions ratably in three equal annual installments on the first three anniversaries of each respective grant date. Restricted stock awards have generally been granted on the same day as option awards and vest on the same schedule as footnoted for option awards above. As of December 31, 2019: (i) outstanding restricted stock unit awards originally granted February 1, 2017 vested as to 33 1/3% on February 1, 2018, and vested as to 66 2/3% on February 1, 2019 and as to 100% on February 1, 2020; (ii) outstanding restricted stock unit awards granted on September 27, 2017 vested as to 33 1/3% on September 27, 2018, and vested as to 66 2/3% on September 27, 2019 and as to 100% on September 27, 2020; (iii) outstanding restricted stock unit awards granted on February 14, 2018 vested as to 33 1/3% on February 14, 2019, as to 66 2/3% on February 14, 2020 and as to 100% on February 14, 2021; and (iv) outstanding restricted stock unit awards granted on February 13, 2019 vest as to 33 1/3% on February 13, 2020, as to 66 2/3% on February 13, 2021 and as to 100% on February 13, 2022.

(3)
The market value of unvested restricted stock units reported in this column is calculated by multiplying $3.83, the closing market price of our stock on December 31, 2019, by the number of unvested restricted stock units as of December 31, 2019 for each restricted stock unit grant listed above.

(4)
The performance units granted on February 13, 2019 have a performance period of three years through December 31, 2021, subject to the achievement of relative TSR performance metrics and continued service. At threshold performance, 50% of the performance units will be earned, at target performance, 100%

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  of the performance units will be earned, and at maximum performance, 200% of the performance units will be earned. If our absolute TSR for the performance period is negative, the number of performance units that will be vested at the end of the performance period is capped at the target number of performance units. See "Compensation Discussion and Analysis—2019 Executive Compensation Decisions—Long-Term Equity Compensation" for additional information with respect to these awards. Amounts in this table with respect to the 2019 grant reflect an estimated payout of the target number of shares.

(5)
The market value of unvested performance units reported in this column is calculated by multiplying $3.83, the closing market price of our stock on December 31, 2019, by the target number of unvested performance units as of December 31, 2019 based on the level of achievement with respect to the applicable performance metrics.

STOCK VESTED DURING 2019

The following table presents information regarding the vesting of restricted stock units for each applicable NEO during 2019. None of our NEOs exercised any stock options during 2019.

	Stock Awards(1)

Name	Number of Shares Vested in 2019	Value Realized on Vesting

Simon Turner	41,532	$201,917

Kurt D. Ogden	16,283	$80,368

Russ R. Stolle	16,563	$81,729

Mahomed Maiter	12,203	$59,618

Dr. Rob Portsmouth	5,780	$29,128

(1)
The following tabular disclosure provides information regarding the market value of the underlying shares on the vesting date and the number of shares that were withheld in connection with each transaction to satisfy tax obligations.

				Restricted Stock Units Vested		Shares Withheld for Tax Obligation		Net Shares Issued

Name	Grant Date	Vest Date	Closing Price on Vest Date	(#)	Value Realized	(#)	Value Paid	(#)	Market Value

Simon Turner	2/14/2018	2/14/2019	$5.87	15,249	$89,512	7,168	$42,076	8,081	$47,435

	9/27/2017	9/27/2019	$2.48	5,840	$14,483	2,745	$6,808	3,095	$7,676

	8/16/2017	2/1/2019	$4.79	12,005	$57,504	5,643	$27,030	6,362	$30,474

	8/16/2017	2/1/2019	$4.79	8,438	$40,418	3,966	$18,997	4,472	$21,421

Kurt D. Ogden	2/14/2018	2/14/2019	$5.87	6,100	$35,807	1,486	$8,723	4,614	$27,084

	9/27/2017	9/27/2019	$2.48	1,825	$4,526	445	$1,104	1,380	$3,422

	8/16/2017	2/1/2019	$4.79	5,721	$27,404	1,394	$6,677	4,327	$20,726

	8/16/2017	2/1/2019	$4.79	2,637	$12,631	643	$3,080	1,994	$9,551

Russ R. Stolle	2/14/2018	2/14/2019	$5.87	5,338	$31,334	1,300	$7,631	4,038	$23,703

	9/27/2017	9/27/2019	$2.48	1,460	$3,621	356	$883	1,104	$2,738

	8/16/2017	2/1/2019	$4.79	6,601	$31,619	1,608	$7,702	4,993	$23,916

	8/16/2017	2/1/2019	$4.79	3,164	$15,156	771	$3,693	2,393	$11,462

Mahomed Maiter	2/14/2018	2/14/2019	$5.87	3,813	$22,382	1,793	$10,525	2,020	$11,857

	9/27/2017	9/27/2019	$2.48	1,278	$3,169	601	$1,490	677	$1,679

	8/16/2017	2/1/2019	$4.79	5,002	$23,960	2,351	$11,261	2,651	$12,698

	8/16/2017	2/1/2019	$4.79	2,110	$10,107	992	$4,752	1,118	$5,355

Dr. Rob Portsmouth	2/14/2018	2/14/2019	$5.87	1,335	$7,836	628	$3,686	707	$4,150

	8/16/2017	2/1/2019	$4.79	3,126	$14,974	1,470	$7,041	1,656	$7,932

	8/16/2017	2/1/2019	$4.79	1,319	$6,318	620	$2,970	699	$3,348

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PENSION BENEFITS IN 2019

The table below sets forth information on the pension plans we maintain for the NEOs, each of which is more fully described in the narrative following the table. The amounts reported in the table below equal the present value of the accumulated benefit at December 31, 2019 for the applicable NEO under each plan based upon the assumptions described below.

Name	Plan Name	Number of Years of Credited Service(1)	Present Value of Accumulated Benefit(2)	Payments During Last Fiscal Year

		(#)	($)	($)

Simon Turner	Tioxide Pension Fund (UK)	30	$1,750,911	—
	Huntsman Global Pension Scheme		$1,339,150	—
	Huntsman Top-Up Payment(3)		$6,579,000 (3)	$2,193,000 (4)

Mahomed Maiter	Tioxide Pension Fund (UK)	35	$1,929,601	—
	Huntsman Global Pension Scheme		$3,543,074	—

Rob Portsmouth	Huntsman Global Pension Scheme	25	$2,069,864	—

(1)
The number of years of service credited to the NEO is determined using the same pension plan measurement date used for financial statement reporting purposes. These assumptions are discussed in "Note 21. Employee Benefit Plans" to our consolidated financial statements included in our 2019 10-K.

(2)
The actuarial present value of the accumulated benefits is determined using the same pension plan measurement date and assumptions as used for financial reporting purposes. These assumptions are discussed in "Note 21. Employee Benefit Plans" to our consolidated financial statements included in our 2019 10-K. For purposes of performing these calculations, a normal retirement (earliest unreduced) age of 60 was utilized. All accrued benefits are assumed payable at the plan's earliest unreduced retirement age. Benefit values reported in this table have been projected out to assume payment at the normal retirement age then have been discounted back to a present value as of December 31, 2019.

(3)
Represents remaining £5,100,000 payable to Mr. Turner pursuant to the termination of the top-up payment agreement in November 2019, as further described below.

(4)
Reflects the first £1,700,000 payment of four installments resulting from the termination of the pension top-up agreement.

While at Huntsman Corporation, Messrs. Turner and Maiter participated in defined benefit pension arrangements through the tax-qualified Tioxide Pension Fund and Messrs. Turner and Maiter and Dr. Portsmouth participated in the Huntsman Global Pension Scheme. The Tioxide Pension Fund was a traditional defined benefit pension plan with a normal retirement age of 62. Defined benefit pension arrangements for the Tioxide Pension Fund were closed to new associates on December 31, 2010 and existing participants were frozen as to future service and compensation for purposes of benefit determinations under the plan, and on January 1, 2011, arrangements were shifted to participation in a defined contribution plan maintained by Huntsman. The Tioxide Pension Fund was largely maintained to provide benefits for employees in the Pigments and Additives segment of Huntsman Corporation. Sponsorship of the plan was therefore transferred to us in connection with the Separation. We will continue to maintain the Tioxide Pension Fund for accounts that existed as of the Separation, but the plan will remain frozen to new participants and existing participants will not continue to accrue service and compensation for purposes of benefit calculations under the plan. The Huntsman Global Pension Scheme is a non-registered defined benefit pension plan for service prior to January 1, 2011, which was designed to restore benefits that could not be provided in a registered plan due to pension or tax regulations or due to international assignments. At the beginning of 2018, Huntsman Corporation transferred sponsorship of the plan to Venator.

Messrs. Turner and Maiter have each met their lifetime pension contribution limits and will not receive any additional contributions from us into their plan accounts. As an alternative to active participation in qualified pension plans, we provide Messrs. Turner and Maiter monthly cash payments that are approximately equivalent to amounts that they would have been eligible to receive as active plan participants, although the amounts are not directly calculated pursuant to the terms of the pension plan documents. This cash amount is included within the "All Other Compensation" column of the Summary Compensation Table and is not deemed to be part of a pension benefit provided to either Messrs. Turner or Maiter.

During 2012, Huntsman entered into a pension top-up agreement with Mr. Turner that was put in place to make up for benefits lost due to regulatory restrictions in the UK and which was intended to provide additional benefits based on Mr. Turner's uncapped final salary. The present value for Mr. Turner under this pension top-up agreement varied based on his salary for the preceding 12 months and then-current actuarial and other assumptions. Our company assumed this agreement in connection with the Separation. The benefits payable pursuant to the pension top-up agreement were calculated, determined and paid under the same terms and conditions as the applicable pension plans, therefore the pension top-up arrangement has been reported as a pension plan benefit within the table above.

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Effective November 13, 2019, we terminated the pension top-up agreement with Mr. Turner pursuant to an amendment to Mr. Turner's Terms and Conditions of Employment with our affiliate that employs Mr. Turner (the "Top-Up Amendment"). Prior to the termination of the arrangement pursuant to the Top-Up Amendment, the present value of Mr. Turner's accumulated benefit under the pension top-up agreement had continued to increase beyond the $15,821,394 disclosed in Venator's 2019 proxy statement. Mr. Turner was fully vested in all benefits provided under the pension top-up agreement prior to its termination.

Pursuant to the Top-Up Amendment, the pension top-up agreement was terminated and our obligations under the pension top-up agreement will be fully satisfied by payment to Mr. Turner of an aggregate amount totaling £6,800,000 ($9,588,000), the approximate value of the pension top-up obligation at the date of Venator's separation from Huntsman, payable in four equal annual installments. The first installment was paid on December 20, 2019, and each of the next three installments will be paid within 45 days following each of the first three anniversaries of the date of the Top-Up Amendment. In the event of Mr. Turner's termination for any reason prior to November 13, 2022, we may elect, in our discretion, to accelerate the payment of any remaining unpaid installments or to continue to pay such installments on the originally scheduled payment dates. All remaining unpaid installments will be paid to Mr. Turner (or his estate) within 45 days following a change in control or his death.

As of December 31, 2019, Mr. Turner had approximately 30 years of service in the UK and Mr. Maiter had approximately 35 years of service in the UK Each is fully vested in benefits from the Tioxide Pension Fund and the Huntsman Global Pension Scheme.

NONQUALIFIED DEFERRED COMPENSATION IN 2019

For 2019, we provided executive officers based in the United States the opportunity to participate in two defined contribution savings plans: (1) the 401(k) Plan; and (2) the Venator Executive Elective Deferral Plan ("EDP"). The 401(k) Plan is a tax-qualified broad-based employee savings plan; employee contributions up to 100% of base salary and annual STIP awards are permitted up to dollar limits established annually by the IRS.

The EDP was adopted on February 13, 2018 to replace and continue the terms of the interim 2017 Supplemental Savings Program established to provide eligible executives retirement benefits based on those previously provided to them by Huntsman prior to the company's separation from Huntsman. Those benefits were previously provided to the executives under (i) Huntsman's 401(k) plan (including matching and nondiscretionary employer contributions) to the extent such contributions to the 401(k) plan were subject to legal limits on the amount of contributions that can be allocated to an individual in a single year, and (ii) Huntsman's Cash Balance Plan (a tax qualified pension plan) and its Supplemental Executive Retirement Plan (a supplemental non-qualified pension plan)..

The interim 2017 Supplemental Savings Plan was a nonqualified salary deferral plan adopted by us in connection with the Separation to preserve the benefits made available to Messrs. Stolle and Ogden pursuant to plans sponsored by Huntsman Corporation. Based on the December 2018 deconsolidation of Venator by Huntsman Corporation, the interim 2017 Supplemental Savings Plan was terminated and the value of the 2017 Supplemental Savings Plan was distributed to Messrs. Stolle and Ogden in 2019 as set forth in the table below. No executive or company contributions were made under the interim 2017 Supplemental Savings Plan in 2018 or 2019.

The table below provides information on the nonqualified deferred compensation of the NEOs in 2019 under the Venator EDP.

Name	Executive Contributions in Last FY(1)	Venator Contributions in Last FY(2)	Aggregate Earnings in Last FY(3)	Aggregate Withdrawals/ Distributions(4)	Aggregate Balance at Last FYE(5)

Kurt D. Ogden	$129,151	$57,481	$64,905	$66,239	$411,756

Russ R. Stolle	$5,172	$97,548	$31,333	$68,233	$279,500

(1)
These contributions represent deferrals under the EDP and are included in the Salary column (or Non-Equity Incentive Plan Compensation column where applicable) of the Summary Compensation Table for 2019 set forth above.

(2)
These amounts represent company contributions to the EDP and are included in the "All other compensation" column of the Summary Compensation Table for 2019 set forth above.

(3)
No above market or preferential earnings are provided under our nonqualified defined contribution plans because the investment choices available under such plans are identical to the investment choices available in the 401(k) Plan, which is a qualified plan. Consequently, none of the earnings reported in this table are included in the Summary Compensation Table set forth above.

(4)
Amounts reflected in this column represent distributions made under the interim 2017 Supplemental Savings Plan in 2019 upon its termination.

(5)
Amounts reflected in this column for each NEO who participates in the plans were reported as compensation to the executive officer in the Summary Compensation Table in prior years as follows: Mr. Ogden—$116,002, Mr. Stolle—$185,114.

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Participants may change their investment options at any time by contacting the plan record keeper. The table below lists the investment funds available to participants in the 401(k) Plan and the EDP. The table also provides the rate of return for each fund for 2019. All funds and rates of return are the same for each defined contribution plan.

Investment Funds	Ticker Symbol	2019 Performance

American Beacon Large Cap Value Institutional	AADEX	29.67%

T. Rowe Price New America Growth	PRWAX	35.03%

Vanguard 500 Index Fund Admiral Shares	VFIAX	31.46%

Fidelity Low Priced Stock K	FLPKX	25.81%

PRIMECAP Odyssey Aggressive Growth	POAGX	23.50%

Vanguard Mid-Cap Index Fund Admiral Shares	VIMAX	31.03%

Vanguard Selected Value Fund Investor Shares	VASVX	29.54%

American Beacon Small Cap Value Institutional	AVFIX	23.51%

Janus Henderson Venture Fund	JVTIX	30.87%

Vanguard Small-Cap Index Fund Admiral Shares	VSMAX	27.37%

First Eagle Overseas Fund Class A	SGOVX	17.61%

Fidelity International Discovery K	FIDKX	27.64%

Vanguard Total International Stock Index Admiral	VTIAX	21.51%

American Century Real Estate I	REAIX	30.94%

Vanguard Target Retirement 2020 Fund Investor Shares	VTWNX	17.63%

Vanguard Target Retirement 2030 Fund Investor Shares	VTHRX	21.07%

Vanguard Target Retirement 2040 Fund Investor Shares	VFORX	23.86%

Vanguard Target Retirement 2050 Fund Investor Shares	VFIFX	24.98%

Vanguard Target Retirement 2060 Fund Investor Shares	VTTSX	24.96%

Vanguard Target Retirement Income Fund Investor Shares	VTINX	13.16%

Vanguard Retirement Savings Trust	n/a	2.35%

American Century Inflation Adjusted Bond Fund R5 Class	AIANX	8.07%

PIMCO Total Return Institutional	PTTRX	8.26%

Vanguard Total Bond Market Index Fund Admiral Shares	VBTLX	8.71%

Fidelity Government Money Market Fund	SPAXX	1.84%

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Our NEOs may receive compensation in connection with a termination of employment or change of control or upon death or disability pursuant to the terms of the following arrangements:

•
the Executive Severance Plan;

•
the Stock Incentive Plan;

•
employment agreements with certain of our NEOs; and

•
other existing plans and arrangements in which our NEOs participate.

Executive Severance Plan.    We adopted the Venator Materials Executive Severance Plan in connection with our Separation to provide severance and change of control benefits to executive officers in connection with a termination of the executive's employment by us without "Reasonable Cause," or by the executive for "Good Reason," (both terms of which are defined

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below). In November 2017, we amended and restated the Executive Severance Plan to provide market severance benefits to our executive officers and to be more inclusive for our participants outside of the United States. All our NEOs are covered by the Executive Severance Plan.

The Executive Severance Plan provides our executive officers with cash payments upon a qualifying termination event equal to two times the executive's base compensation plus an amount equal to the executive's "Pro Rata Bonus for Termination Year." The portion of the payment related to base compensation will be paid within 60 days of an executive's termination, and the portion of the payment related to the pro rata bonus will be paid in ordinary course under the applicable plan as payments are made to the remaining participating employee population, unless otherwise required by applicable law. In the event that a participant is eligible to receive severance benefits pursuant to a separate plan or arrangement, whether by contract with us or through a regulatory entitlement, the participant will not be eligible for severance benefits pursuant to the Executive Severance Plan unless the participant waives all rights to the benefits under that separate severance plan, arrangement or entitlement. Conversely, the participant can elect not to participate in the Executive Severance Plan and continue to be eligible for benefits under such a separate severance plan, arrangement or entitlement. In connection with the amendment and restatement of the plan, Mr. Turner waived his rights to a 12-month notice of termination benefit in favor of eligibility under the Executive Severance Plan.

Pursuant to the Executive Severance Plan:

•
"Reasonable Cause" means: (1) the grossly negligent, fraudulent, dishonest or willful violation of any law, the material violation of any of our significant policies that materially and adversely affects us or other circumstances where we would be entitled, under the executive's contract, if any, to terminate the executive's employment, or (2) the failure of the participant to substantially perform his duties.

•
"Good Reason" means a voluntary termination of employment by the executive as a result of us or one of our affiliates (1) making a materially detrimental reduction or change to the job responsibilities or in the base salary for a participant, or (2) within a period of 12 months following a Change in Control (as defined within clause (b) of the Change of Control definition for our Stock Incentive Plan), changing the participant's place of work by more than 50 miles, in either case which has not been remedied by us or our affiliate within 30 days of the receipt of notice of the event by the participant.

•
"Pro Rata Bonus for Termination Year" means a pro rata portion (by calendar days) of the annualized bonus under the applicable bonus program in effect at the time of the executive's termination where the annualized bonus is calculated in accordance with our actual performance for the full calendar year during which the executive's termination occurs.

The Executive Severance Plan also provides for outplacement services for a period of 12 months following the executive's termination or until the executive obtains substantially comparable employment.

The Executive Severance Plan provides for the continuation of medical benefits for United States participants for up to two years following termination (which will be in the form of a lump sum cash payment equal to the Consolidated Omnibus Budget Reconciliation Act, or COBRA, premium at the time of departure multiplied by the severance period multiplied by 150%).

Stock Incentive Plan Awards.    Long-term incentive awards granted under the Stock Incentive Plan provide for accelerated vesting upon a Change of Control or certain other events, including certain terminations of employment of service, at the discretion of our Compensation Committee. The performance unit award agreements provide that, upon a termination of employment due to death or disability or upon the occurrence of a change of control (within the meaning of Section 409A of the Code), the Compensation Committee may, in its discretion, waive any remaining restrictions on the performance units, in whole or in part, and deem the applicable performance period to end immediately prior to the date of death, disability or the occurrence of the change of control, in which case the satisfaction of the applicable relative TSR performance metrics will be based upon actual performance as of the end of the revised performance period. Any such provision made by the Compensation Committee could benefit all participants in our Stock Incentive Plan, including the NEOs. If there is a Change of Control, the Compensation Committee may, in its discretion, provide for:

•
assumption by the successor company of an award, or the substitution thereof for similar options, rights or awards covering the stock of the successor company;

•
acceleration of the vesting of all or any portion of an award;

•
changing the period of time during which vested awards may be exercised (for example, but not by way of limitation, by requiring that unexercised, vested awards terminate upon consummation of the change of control);

•
payment of substantially equivalent value in exchange for the cancellation of an award; and/or

•
issuance of substitute awards of substantially equivalent value.

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Our Stock Incentive Plan defines a "Change of Control" as follows: (a) with respect to an award that is subject to section 409A of the Code, the occurrence of any event which constitutes a change of control under section 409A of the Code, including any regulations promulgated pursuant thereto; or (b) with respect to all other awards, (i) the acquisition by any person, other than us, one of our affiliates or one of our employee benefit plans, of beneficial ownership, directly or indirectly, of our securities representing 20% or more of our combined voting power of our then outstanding securities entitled to vote generally in the election of directors; or (ii) the consummation of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were our shareholders immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 20% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities in substantially the same proportions as their ownership immediately prior to such event; or (iii) the sale or disposition of all or substantially all our assets (other than any such sale or disposition involving solely us and one or more persons that are "affiliates" of us; or (iv) a change in the composition of our board of directors, as a result of which fewer than a majority of the directors are "Incumbent Directors" (defined below); or (v) the approval by our board of directors or our shareholders of a complete or substantially complete liquidation or dissolution; or (c) with respect to all awards: (i) a court-sanctioned compromise or arrangement between us and our shareholders under section 899 of the Act, resulting in a Change of Control under that act; (ii) the obtaining by any person of control of the company as the result of making a general offer to (A) acquire all our issued ordinary share capital, which is made on a condition that, if it is satisfied, such acquiring person or persons, as applicable, will have control of us, or (B) acquire all of our shares which are of the same class as the ordinary shares; (iii) any person becoming bound or entitled under Sections 979 to 982 or Sections 983 to 985 of the Act (or similar law of another jurisdiction) to acquire shares of the same class as the ordinary shares. An "Incumbent Director" means directors who either (A) are directors of us as of the effective date of the Stock Incentive Plan, or (B) are elected, or nominated for election, thereafter to the board of directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination, but "Incumbent Director" shall not include an individual whose election or nomination is in connection with (i) an actual or threatened election contest or an actual or threatened solicitation of proxies or consents by or on behalf of a person other than the board of directors or (ii) a plan or agreement to replace a majority of the then Incumbent Directors.

Employment Agreements.    In December 2018, we entered into the Employment Agreements with certain of our executive officers, including Messrs. Turner, Ogden, Stolle and Maiter. Each Employment Agreement provides that a breach of such Employment Agreement by our company or our affiliates shall be deemed to be a sufficient cause for a "Termination for Good Reason" under the Severance Plan. In addition, upon a "Termination for Good Reason" under the Executive Severance Plan following a Change of Control, any Replacement Awards granted to an executive will become fully vested in accordance with the Stock Incentive Plan.

Pursuant to the Stock Incentive Plan, an award will meet the conditions of a "Replacement Award" if: (1) it is of the same type as the replaced award (or a different type acceptable to the Compensation Committee); (2) it has an intrinsic value at least equal to the value of the replaced award; (3) it relates to publicly traded equity securities of our company or our successor in the Change of Control or another entity that is affiliated with our company or our successor following the Change of Control; (4) its terms and conditions comply with the terms of the Stock Incentive Plan; and (5) its other terms and conditions are not less favorable to the participant than the terms and conditions of the replaced award (including the provisions that would apply in the event of a subsequent Change of Control). The determination of whether the conditions of the Stock Incentive Plan are satisfied will be made by the Compensation Committee, as constituted immediately before the Change of Control, in its sole discretion.

Other Arrangements.    As more fully described under "—Pension Benefits in 2019" and "—Nonqualified Deferred Compensation in 2019" above, certain of our executives are entitled to payments pursuant to the terms and conditions of our retirement savings plans and deferred compensation plans upon a termination of employment.

In addition, pursuant to our Retiree Welfare Plan, certain eligible employees are entitled to health, medical, dental and vision benefits if they choose to separate from our company for any reason prior to age 65. US employees who were eligible under Huntsman's Retiree Welfare Plan at the time of the Separation were deemed eligible for our Retiree Welfare Plan, including Messrs. Stolle and Ogden. We may cancel the Retirement Welfare Plan at any time. Due to Mr. Stolle having achieved a combined age and years of service of at least 80 at Huntsman and therefore vesting in retirement benefits while at Huntsman, we entered into a separate agreement with him that provides him with an additional cash benefit if we terminate the Retiree Welfare Plan or reduce the benefits available under the plan.

Quantification of Potential Payments and Benefits.    The table below reflects the compensation that may be payable to or on behalf of each NEO upon an involuntary termination or a change of control. The amounts shown assume that such termination or change of control was effective as of December 31, 2019. All equity acceleration values have been calculated using the

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closing price of our stock on December 31, 2019 of $3.83. The actual amounts we will be required to disburse can only be determined at the time of the applicable circumstance.

Payment Type	Simon Turner		Kurt D. Ogden		Russ R. Stolle		Mahomed Maiter		Dr. Rob Portsmouth

INVOLUNTARY TERMINATION—WITHOUT CAUSE OR FOR GOOD REASON

Cash Severance	$1,697,032		$1,060,000		$910,000		$910,000		$506,626

Health & Welfare(1)	$5,402		$95,485		$95,485		$5,402		$5,402

Outplacement Services(2)	$5,200		$5,200		$5,200		$5,200		$5,200

Pension(3)	$88,033	(4)	—		—		$153,063	(5)	$61,074	(6)

TOTAL TERMINATION BENEFITS	$1,795,667		$1,160,685		$1,010,685		$1,073,665		$578,302

CHANGE OF CONTROL

Accelerated Equity Awards	$1,295,509	(7)	$488,432	(8)	$433,257	(9)	$416,838	(10)	$165,134	(11)

TOTAL TERMINATION BENEFITS	$1,295,509		$488,432		$433,257		$416,838		$165,134

DEATH

Accelerated Equity Awards(12)	$374,674		$141,545		$124,892		$124,892		$49,955

Pension(3)	$88,033		—		—		$167,369		$61,074	(13)

TOTAL TERMINATION BENEFITS	$462,707		$141,545		$124,892		$292,261		$111,029

DISABILITY(14)

Accelerated Equity Awards(12)	$374,674		$141,545		$124,892		$124,892		$49,955

Pension	$80,198		—		—		$152,728		$60,174

TOTAL TERMINATION BENEFITS	$454,872		$141,545		$124,892		$277,620		$111,029

RETIREMENT

Pension(3)	$88,033		—		—		$153,063		$61,074

TOTAL TERMINATION BENEFITS	$88,033		—		—		$153,063		$61,074

(1)
In the case of an involuntary termination without Reasonable Cause or for Good Reason, calculated by multiplying 150% of the employer and employee monthly premiums payable with respect to the health care coverage elected by the executive as of December 31, 2019, by 24. We assumed a monthly premium 50% larger than current premiums to reflect annual increases in premium costs in order to ensure that the amounts reported above include the total amount for which we are potentially responsible with respect to such coverage.

(2)
We contract with a third-party provider for 12 months of outplacement services. To the extent these services might be utilized, we expect the company cost would be as set forth herein.

(3)
Retirement benefits are annual life pension amounts. The earliest this benefit can be realized is age 56 for Mr. Turner at which time it would be actuarially reduced to $80,198. The earliest this benefit can be realized is age 59 for Mr. Maiter at which time it would be actuarially reduced to $167,034. The earliest this benefit can be realized is age 54 for Mr. Portsmouth at which time it would be actuarially reduced to $48,248.

(4)
The accrued retirement benefit for Mr. Turner comprises $49,882 from the Tioxide Pension Fund and $38,152 from the Huntsman Global Pension Scheme. Mr. Turner may elect a lump sum benefit of $1,715,184 calculated as eight times salary up to the current earnings cap. Mr. Turner's spouse is entitled to an annual benefit of $44,016, which is calculated as 50% of Mr. Turner's accrued retirement benefit before tax gross up.

(5)
The accrued retirement benefit for Mr. Maiter comprises $53,968 from the Tioxide Pension Fund and $99,095 from the Huntsman Global Pension Scheme. Mr. Turner may elect a lump sum benefit of $3,667,264 calculated as eight times uncapped salary. Mr. Maiter's spouse is entitled to an annual benefit of $76,532, which is calculated as 50% of Mr. Maiter's accrued retirement benefit before tax gross up.

(6)
Dr. Portsmouth may elect a lump sum benefit of $2,026,512 calculated as eight times uncapped salary. Dr. Portsmouth's spouse is entitled to an annual benefit of $61,074 which is calculated as 50% of Dr. Portsmouth's accrued retirement benefit before tax gross up.

(7)
Except as provided in his Employment Agreement, any acceleration of vesting of long-term incentive awards held by Mr. Turner upon a change of control requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2019. An acceleration of Mr. Turner's 240,427 unvested restricted stock units would have an estimated value of $920,835 and 97,826 target unvested performance units would have an estimated value of $374,674. In addition, an acceleration of Mr. Turner's 329,149 unvested options would have an estimated value of $0 on December 31, 2019.

(8)
Except as provided in his Employment Agreement, any acceleration of vesting of long-term incentive awards held by Mr. Ogden upon a change of control requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2019. An

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  acceleration of Mr. Ogden's 90,571 unvested restricted stock units would have an estimated value of $346,887 and 36,957 target unvested performance units would have an estimated value of $141,545. In addition, an acceleration of Mr. Ogden's 123,810 unvested options would have an estimated value of $0 on December 31, 2019.

(9)
Except as provided in his Employment Agreement, any acceleration of vesting of long-term incentive awards held by Mr. Stolle upon a change of control requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2019. An acceleration of Mr. Stolle's 80,513 unvested restricted stock units would have an estimated value of $308,365 and 32,609 target unvested performance units would have an estimated value of $124,892. In addition, an acceleration of Mr. Stolle's 110,576 unvested options would have an estimated value of $0 on December 31, 2019.

(10)
Except as provided in his employment agreement, any acceleration of vesting of long-term incentive awards held by Mr. Maiter upon a change of control requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2019. An acceleration of Mr. Maiter's 76,226 unvested restricted stock units would have an estimated value of $291,945.58 and 32,609 target unvested performance units would have an estimated value of $124,892. In addition, an acceleration of Mr. Maiter's 100,454 unvested options would have an estimated value of $0 on December 31, 2019.

(11)
Any acceleration of vesting of long-term incentive awards upon a change of control held by Dr. Portsmouth requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2019. An acceleration of Dr. Portsmouth's 30,073 unvested restricted stock units would have an estimated value of $115,180 and 13,043 target unvested performance units would have an estimated value of $49,955. In addition, an acceleration of Dr. Portsmouth's 39,137 unvested options would have an estimated value of $0 on December 31, 2019.

(12)
Any acceleration of vesting of performance units held by the NEOs upon death or disability requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2019. Represents the value of accelerated vesting of target unvested performance units held by the NEOs.

(13)
Dr. Portsmouth is entitled to an additional lump sum death benefit of $1,773,198 calculated as seven times salary if his death is work-related.

(14)
The disability benefit for Messrs. Maiter and Turner is reduced in line with the early retirement reduction factors as per their pension agreements and before tax gross up for Mr. Turner.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Daniele Ferrari, Sir Robert J. Margetts and Kathy D. Patrick each served on the Compensation Committee during 2019. None of the members who served on the Compensation Committee during 2019 has at any time been an officer or employee of our company or any of its subsidiaries nor had any substantial business dealings with our company or any of its subsidiaries. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Compensation Committee of our company.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information regarding our equity compensation plans as of December 31, 2019.

	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (C)

Plan Category	(#)(1)	($)	(#)

Equity compensation plans approved by security holders as of December 31, 2019(2)	3,004,175	$14.12	9,452,039

Equity compensation plans not approved by security holders:	—	—	—

(1)
Includes 1,831,029 outstanding options and 1,173,146 undelivered full value awards (including 798,060 unvested restricted stock units and 158,129 vested share units). If performance units were delivered at target, this figure would include 216,957 undeliverable full value awards.

(2)
The Stock Incentive Plan allows for the issuance of up to 12,750,000 ordinary shares to employees and consultants of our company and its subsidiaries and to members of the Board.

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CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Simon Turner, our CEO.

For 2019, our last completed fiscal year:

•
the median of the annual total compensation of all employees of our company (excluding Simon Turner, our CEO) was $60,791;

•
the annual total compensation of Simon Turner, our CEO, as reported in the 2019 Summary Compensation Table included in this Proxy Statement, was $4,111,707; and

•
based on this information, for 2019 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was reasonably estimated to be 68 to 1.

With respect to the annual total compensation of our CEO, we used the amount reported in the "Total" column of our 2019 Summary Compensation Table included in this Proxy Statement and incorporated by reference under Item 11 of Part III of our 2019 Form 10-K.

Median Employee

SEC rules allow us to identify our median employee once every three years unless there has been a change in our employee population or employee compensation arrangements that we reasonably believe would result in a significant change in pay to our employees or our median employee. We identified our median employee as of December 31, 2018 and there have been no significant changes requiring us to recalculate the median employee. Accordingly, our 2019 CEO pay ratio is calculated utilizing the same median employee identified in 2018. In determining that it was still appropriate to utilize our 2018 median employee for this disclosure, we considered the changes to our global employee population and compensation programs during 2019, as well as the absence of a material change in that employee's job description or compensation during 2019.

We determined that, as of December 31, 2018, our total global workforce consisted of approximately 4,744 individuals working at our parent company and consolidated subsidiaries, with approximately 13% of these individuals located in the Americas, 77% located in Europe and the Middle East and 10% located in Asia Pacific.

We used a consistently applied compensation measure to identify our median employee by comparing the actual non-discretionary compensation (inclusive of salaries and wages) reflected in our global data system of record that aligns with payroll records as reported to local tax authorities for 2017.

We do not widely distribute annual equity awards to our employees; therefore such awards were excluded from our compensation measure.

•
For the purpose of identifying the median employee, the amount of non-discretionary compensation for our non-US employees was converted to US dollars using exchange rates as of December 31, 2018.

•
For purpose of calculating the 2019 ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees, we requested the annual total compensation of our previously identified median employee as of December 31, 2019 and converted to US dollars using exchange rates as of December 31, 2019.

We identified our median employee by consistently applying this compensation measure to all employees included in our analysis.

For purposes of the year ended December 31, 2019, we combined all of the elements of our median employee's compensation for the year ended December 31, 2019 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $60,791. The difference between such employee's salary and wages and the employee's annual total compensation represents:

•
$1,882 representing the annual employer contribution for the whole unionized workforce pension plan; and

•
$761 employer provided life and health insurance as determined by the age, the salary and the risks of the job of each employee.

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PART 6	AUDIT COMMITTEE MATTERS

FEES BILLED BY DELOITTE LLP, DELOITTE & TOUCHE LLP AND AFFILIATES

The following table shows the aggregate fees billed by Deloitte LLP and DTTL member firms in 2019 and 2018 for the services indicated (dollars in thousands):

	2018	2019

Audit Fees(1)	$2,875	$2,912

Audit-Related Fees(2)	$620	$906

Tax Fees(3)	$724	$155

All Other Fees(4)	—	$239

Total	$4,219	$4,212

(1)
Includes fees associated with annual integrated audits of Venator Materials PLC, reviews of Quarterly Reports on Form 10-Q and statutory audits required internationally.

(2)
Includes fees associated with services related to non-statutory audits and agreed upon procedures.

(3)
Includes fees associated with tax compliance, tax advice and tax planning services including, but not limited to, international tax compliance and advice, federal and state tax advice, and assistance with the preparation of foreign and domestic tax returns.

(4)
Includes fees associated with vendor due diligence services.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has adopted by resolution policies and procedures regarding pre-approval of the performance by Deloitte LLP and its affiliates of certain audit and non-audit services. Deloitte LLP and its affiliates may not perform any service enumerated in Section 201(a) of the Sarbanes-Oxley Act of 2002, except as may otherwise be provided by law or regulation. Deloitte LLP and its affiliates may not perform any service unless the approval of the Audit Committee is obtained prior to the performance of the services, except as may otherwise be provided by law or regulation. The Audit Committee has pre-approved the performance by Deloitte LLP and its affiliates of certain audit and accounting services, certain tax services, and, if fees do not exceed $200,000 per individual project, certain other tax services and audit-related services. The Audit Committee has delegated to the committee chair the power to pre-approve services outside of those described, provided that no services may be approved that are prohibited pursuant to Section 201(a) of the Sarbanes Oxley Act of 2002 or that appear reasonably likely to compromise the independence of Deloitte LLP. Any pre-approval granted by the chair is reviewed by the Audit Committee at its next regularly scheduled meeting. In addition, the Audit Committee receives a report annually detailing the prior year's expenditures, consistent with the SEC's accountant fee disclosure requirements.

In accordance with these procedures, the Audit Committee approved all audit and permissible non-audit services prior to such services being provided by Deloitte LLP and its affiliates.

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AUDIT COMMITTEE REPORT

The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Venator Materials PLC ("Venator") assists the Board in fulfilling its oversight responsibilities with respect to the external financial reporting process and the adequacy of Venator's internal controls over financial reporting and related disclosure controls and procedures, areas for which management has primary responsibility. Specific responsibilities of the Committee are set forth in the Audit Committee Charter, a copy of which can be found on Venator's website at www.venatorcorp.com.

The independent registered public accounting firm is responsible for expressing an opinion on the conformity of Venator's audited financial statements with accounting principles generally accepted in the United States and for issuing its report on Venator's internal control over financial reporting. All audit and non-audit services provided to Venator by the independent registered public accounting firm are pre-approved by the Committee or by the Chair of the Committee pursuant to delegated authority, and the Committee considers the compatibility of such non-audit services with the independent registered public accounting firm's independence.

The Committee evaluates the performance of the independent registered public accounting firm each year and determines whether to re-engage the current firm or consider other audit firms. In doing so, the Committee considers the quality of the services provided by the independent registered public accounting firm, along with their capabilities, technical expertise, and knowledge of Venator's operations and industry. Based on these evaluations, the Committee decided to engage Deloitte LLP as Venator's independent registered public accounting firm in the US for the year ending December 31, 2020 and as Venator's UK statutory auditor under the UK Companies Act of 2006. Although the Committee has the sole authority to appoint the independent registered public accounting firm, the Committee has recommended that the Board ask shareholders to ratify the appointment of the registered public accounting firm at Venator's annual general meeting of shareholders. As required by the Act, the Board is also asking shareholders to re-appoint Deloitte LLP as Venator's UK statutory auditor to hold office until the next annual general meeting of shareholders at which the annual report and accounts are presented before Venator's shareholders and to authorize the Board or the Audit Committee to determine Deloitte LLP's remuneration as Venator's UK statutory auditor.

The Committee has reviewed and discussed Venator's audited financial statements for the year ended December 31, 2019 with Venator's management. The Committee has discussed with Deloitte LLP the matters required to be discussed by the applicable auditing standards. The Committee has received the written disclosures and the letter from Deloitte LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte LLP's communications with the Committee concerning independence and has discussed with Deloitte LLP its independence.

Based on the review and discussions referred to in the preceding paragraph, the Committee recommended to the Board that Venator's audited financial statements for the year ended December 31, 2019 be included in Venator's Annual Report on Form 10-K for the year ended December 31, 2019. This report was submitted by the current members of the Committee.

AUDIT COMMITEE, Douglas D. Anderson, Chair Sir Robert J. Margetts Daniele Ferrari

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PART 7	PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

PROPOSAL 1—ELECTION OF DIRECTORS

The size of the Board is currently set at six, all of whom were previously elected to serve until the Annual Meeting. The Governance Committee has recommended, and the Board has unanimously nominated, Messrs. Peter R. Huntsman, Simon Turner, Douglas D. Anderson and Daniele Ferrari, Ms. Kathy D. Patrick and Sir Robert J. Margetts for election. Each elected director will serve until our 2021 annual general meeting of shareholders, until a successor is elected and qualified, or until his or her earlier death, resignation or retirement. We did not pay any third-party fees to assist in the process of identifying or evaluating candidates nor did we receive any shareholder nominations for director.

The nominees receiving a majority of the votes cast at the Annual Meeting for the election of directors will be elected as directors. You may not cumulate your votes in the election of directors. Votes that are withheld from a director's election will be counted toward a quorum but will not affect the outcome of the vote on the election of a director. If you are a street name shareholder and you do not provide your brokerage firm with voting instructions, your brokerage firm may not cast votes with respect to the shares that you beneficially own. These broker non-votes will have no effect on the election of the director nominees.

Unless otherwise indicated on the proxy, the persons named as proxies in the enclosed proxy will vote FOR each of the following director nominees: Messrs. Peter R. Huntsman, Simon Turner, Douglas D. Anderson and Daniele Ferrari, Ms. Kathy D. Patrick and Sir Robert J. Margetts. Although we have no reason to believe that any of the nominees will be unable to serve if elected, should any of the nominees become unable to serve prior to the Annual Meeting, the proxies will be voted for the election of such other persons as may be nominated by the Board.

THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH DIRECTOR NOMINEE.

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PROPOSAL 2—NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, we are submitting a proposal to our shareholders for a non-binding advisory vote to approve the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This say-on-pay proposal gives our shareholders the opportunity to express their views on the compensation of our NEOs. Currently, our shareholders are given the opportunity to cast an advisory vote on this topic annually.

The guiding principles of our compensation policies and decisions include aligning each executive's compensation with our company's business strategy and the interests of our shareholders and providing incentives needed to attract, motivate and retain key executives who are important to our long-term success. Our overriding executive compensation philosophy is clear and consistent—we pay for performance. Consistent with this philosophy, a significant portion of the total compensation for each of our executives is directly related to our earnings and to other performance factors that measure our progress against the goals of our strategic and operating plans and the long-term performance of our ordinary shares.

When casting your vote, we urge you to read the Compensation Discussion and Analysis section of this Proxy Statement, which discusses how our compensation design and practices reflect our compensation philosophy. The Compensation Committee and the Board believe that our compensation practices effectively implement our guiding principles.

The say-on-pay vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the principles, policies and practices described in this Proxy Statement.

Approval of this proposal requires approval by holders of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting. Abstentions will be treated as votes against this proposal. If you are a street name shareholder and you do not provide your brokerage firm with voting instructions, your brokerage firm may not cast votes with respect to the shares that you beneficially own. These broker non-votes will have no effect on the vote.

The following resolution is submitted for shareholder vote at the Annual Meeting:

"RESOLVED, that the shareholders approve, on a non-binding advisory basis, the compensation of its named executive officers as disclosed in the proxy statement for the 2020 Annual General Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and other related tables and disclosures."

While this vote is required by law, the result will not be binding on our company, the Board or the Compensation Committee, will not overrule any decisions made by the Board or the Compensation Committee, and will not require the Board or the Compensation Committee to take any specific action. Nevertheless, the Board and the Compensation Committee value the opinions of our shareholders and will carefully consider the outcome of the vote when making future compensation decisions for our NEOs. In particular, to the extent there is any significant vote against our NEOs' compensation as disclosed in this Proxy Statement, we will consider our shareholders' concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

THE BOARD RECOMMENDS A VOTE "FOR" THE ADVISORY VOTE
TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION.

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PROPOSAL 3—NON-BINDING ADVISORY VOTE TO RECEIVE THE ANNUAL REPORT AND ACCOUNTS

Under the Act, we are required to present the Annual Report and Accounts at the Annual Meeting, which include the audited annual accounts and related directors' and auditor's reports for the year ended December 31, 2019 and we are providing our shareholders at the Annual Meeting an opportunity to receive the Annual Report and Accounts. The Annual Report and Accounts will be delivered to the Registrar of Companies in the UK following the Annual Meeting.

We will also provide our shareholders an opportunity at the Annual Meeting to ask relevant questions of a representative of Deloitte LLP in attendance at the Annual Meeting.

The following resolution is submitted for shareholder vote at the Annual Meeting:

"RESOLVED, that the shareholders hereby approve, on an advisory basis, the receipt of Venator Materials PLC's annual report and accounts for the year ended December 31, 2019, together with the reports of the directors and the auditors thereon."

Please note that this vote is advisory and not binding on our company or the Board in any way.

THE BOARD RECOMMENDS A VOTE "FOR" THE ADVISORY APPROVAL TO RECEIVE THE ANNUAL REPORT AND ACCOUNTS FOR YEAR ENDED DECEMBER 31, 2019.

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PROPOSAL 4—VOTE TO APPROVE THE DIRECTORS' REMUNERATION POLICY

All English-incorporated companies that are "quoted companies" under the Act are required to prepare a directors' remuneration report for each financial year which is to be included in its annual report and accounts. Our directors' remuneration report comprises (i) a report on how the remuneration policy was implemented for the year ended December 31, 2019 and (ii) a forward-looking directors' remuneration policy which is subject to a binding shareholders' vote by ordinary resolution at least once every three years.

We are asking shareholders to approve our prospective directors' remuneration policy, which is set out on pages A-3 to A-12 of the directors' remuneration report found in Appendix A to this Proxy Statement. It describes our forward-looking policy on directors' remuneration, including the components of the remuneration of our executive and non-executive directors and information on the provision of payments for loss of office to our CEO currently in place under severance arrangements. We believe that our directors' remuneration policy will serve to attract, motivate and retain key executives who are important to our long-term success.

We encourage shareholders to read the directors' remuneration policy as set out on pages A-3 to A-12 of the directors' remuneration report found in Appendix A to this Proxy Statement. In accordance with the Act, the directors' remuneration policy has been approved by and signed on behalf of the Board.

The following resolution is submitted for shareholder vote at the Annual Meeting:

"RESOLVED, that the shareholders hereby approve the directors' remuneration policy as set out on pages A-3 to A-12 of the directors' remuneration report as included in Venator Materials PLC's annual report and accounts for the year ended December 31, 2019."

If the directors' remuneration policy is approved at the Annual Meeting, it will take effect immediately and will be valid for three financial years without the need for new shareholder approval. All payments by us to our directors and former directors (in their capacity as directors) will be made in accordance with the directors' remuneration policy, unless a payment has been separately approved by the shareholders.

If the directors' remuneration policy is not approved at the Annual Meeting, we will incur additional expenses to comply with English law as we will be required to hold additional shareholder meetings until the policy is approved. In addition, if the directors' remuneration policy is not approved, we may not be able to pay expected compensation to our directors which could materially harm our ability to retain top executive and non-executive directors and manage our business.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE DIRECTORS' REMUNERATION POLICY AS CONTAINED IN THE DIRECTORS' REMUNERATION REPORT.

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PROPOSAL 5—NON-BINDING ADVISORY VOTE TO APPROVE THE DIRECTORS' REMUNERATION REPORT (OTHER THAN THE PART CONTAINING THE DIRECTORS' REMUNERATION POLICY) FOR THE YEAR ENDED DECEMBER 31, 2019

As stated previously, as a "quoted company" for the purposes of the Act, we are required to prepare a directors' remuneration report which is to be included in our annual report and accounts and which describes how the remuneration policy approved by shareholders at the 2019 annual general meeting of shareholders was implemented in the previous year.

The directors' remuneration report is subject to an advisory shareholder vote on an annual basis and we are asking our shareholders to approve, on a non-binding advisory basis, the directors' remuneration report (other than the part containing the directors' remuneration policy) for the year ended December 31, 2019. The directors' remuneration report has been approved by and signed on behalf of the Board and will be delivered to the Registrar of Companies in the UK following the Annual Meeting.

This proposal is similar to proposal 2 in respect of the compensation of our NEOs; however, the directors' remuneration report solely considers the remuneration of our executive and non-executive directors as is required under the Act.

We encourage shareholders to read the directors' remuneration report, which can be found in Appendix A to this Proxy Statement.

The following resolution is submitted for shareholder vote at the Annual Meeting:

"RESOLVED, that the shareholders hereby approve, on an advisory basis, the directors' remuneration report (other than the part containing the directors' remuneration policy) for the year ended December 31, 2019 as included in Venator Materials PLC's annual report and accounts for the year ended December 31, 2019."

Please note that this vote is advisory and not binding on our company or the Board in any way. Our directors' entitlement to receive remuneration is not conditional on it and payments made or promised to directors will not have to be repaid, reduced, or withheld if the resolution is not passed.

The resolution and vote are a means of providing shareholder feedback to the Board. The Board values shareholders' feedback and the Compensation Committee will review and consider the outcome of the vote in connection with its ongoing review of our executive director and non-executive director compensation programs.

THE BOARD RECOMMENDS A VOTE "FOR" THE ADVISORY APPROVAL OF THE DIRECTORS' REMUNERATION REPORT FOR THE YEAR ENDED DECEMBER 31, 2019 AS INCLUDED IN THE ANNUAL REPORT AND ACCOUNTS.

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PROPOSAL 6—RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Deloitte LLP to serve as our independent registered public accounting firm in the US and to audit our consolidated financial statements for the fiscal year ending December 31, 2020. The Audit Committee has been advised by Deloitte LLP that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in us or our subsidiaries. Information concerning the services performed by Deloitte LLP, Deloitte & Touche LLP and affiliates and the fees for such services for 2019 and 2018 are set forth under "Fees Billed by Deloitte LLP, Deloitte & Touche LLP and Affiliates," above. As a matter of good corporate governance, the Audit Committee has determined to submit its selection of Deloitte LLP to shareholders for ratification.

The proposal to ratify the appointment of Deloitte LLP as our independent registered public accounting firm in the US will require approval by holders of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting. Abstentions will be treated as votes against this proposal. If you hold your shares in street name and do not provide timely voting instructions, your broker may exercise discretionary authority, thereby avoiding a broker non-vote.

If the selection of the independent registered public accounting firm is not ratified, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in the best interest of our company and our shareholders.

One or more representatives of Deloitte LLP are expected to attend the Annual Meeting and will be available to respond to appropriate questions and, if they desire, will have an opportunity to make a statement.

The following resolution is submitted for shareholder vote at the Annual Meeting:

"RESOLVED, that the appointment of Deloitte LLP as the independent registered public accounting firm of Venator Materials PLC in the US for the year ending December 31, 2020 be, and it hereby is, ratified and approved."

THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM IN THE US FOR THE YEAR ENDING DECEMBER 31, 2020.

PROPOSAL 7—RE-APPOINTMENT OF OUR UK STATUTORY AUDITOR

The statutory auditor of an English-incorporated company is responsible for conducting the statutory audit of such company's UK statutory accounts in accordance with the Act.

Under the Act, our UK statutory auditor must be appointed at each meeting at which the annual report and accounts are presented to shareholders. Our current U.K statutory auditor is Deloitte LLP and our Audit Committee has approved their re-appointment to serve as our UK statutory auditor for 2020. We are asking shareholders to approve the re-appointment of Deloitte LLP to hold office from the conclusion of the Annual Meeting until the next annual general meeting of shareholders at which the annual report and accounts are laid.

The following resolution is submitted for shareholder vote at the Annual Meeting:

"RESOLVED, that the re-appointment of Deloitte LLP as Venator Materials PLC's UK statutory auditor under the UK Companies Act 2006, to hold office from the conclusion of the annual general meeting held on June 18, 2020 until the next annual general meeting of shareholders at which the annual report and accounts are laid be, and it hereby is, approved.

If the re-appointment of Deloitte LLP as our UK statutory auditor is not approved at the Annual Meeting, the Board may appoint an auditor to fill the vacancy.

THE BOARD RECOMMENDS A VOTE "FOR" THE RE-APPOINTMENT OF DELOITTE LLP AS OUR UK STATUTORY AUDITOR TO HOLD OFFICE UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS AT WHICH THE ANNUAL REPORT AND ACCOUNTS ARE LAID.

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PROPOSAL 8—AUTHORIZATION OF THE BOARD OR THE AUDIT COMMITTEE TO DETERMINE THE REMUNERATION OF DELOITTE LLP AS OUR UK STATUTORY AUDITOR

Under the Act, the remuneration of our UK statutory auditor must be fixed in a general meeting or in such manner as may be determined in a general meeting. Information concerning the services performed by Deloitte LLP, Deloitte & Touche LLP and affiliates and the fees for such services for 2019 and 2018 are set forth under "Fees Billed by Deloitte LLP, Deloitte & Touche LLP and Affiliates," above.

We are asking our shareholders to authorize the Board to determine the remuneration of Deloitte LLP in its capacity as our UK statutory auditor. It is proposed that, going forward, the Board would delegate this authority to determine the remuneration of our UK statutory auditor to the Audit Committee in accordance with the Board's procedures and applicable law.

The following resolution is submitted for shareholder vote at the Annual Meeting:

"RESOLVED, that the directors on the board of, or the Audit Committee of, Venator Materials PLC be, and they hereby are, authorized to determine Deloitte LLP's remuneration as Venator Materials PLC's UK statutory auditor."

THE BOARD RECOMMENDS A VOTE "FOR" THE AUTHORIZATION OF THE BOARD OR THE AUDIT COMMITTEE TO DETERMINE THE REMUNERATION OF DELOITTE LLP AS OUR UK STATUTORY AUDITOR.

PROPOSAL 9—AUTHORIZATION OF VENATOR AND ITS SUBSIDIARIES TO MAKE POLITICAL DONATIONS AND INCUR POLITICAL EXPENDITURE

Part 14 of the Act prohibits our company and our subsidiaries from making a political donation to a political party, a political organization or an independent election candidate, or from incurring political expenditure, unless the donation or expenditure is authorized by way of a shareholder resolution.

We maintain a policy prohibiting donations to political organizations or incurring political expenditure without Board approval. However, as a result of the wide definition in the Act of matters constituting political donations and political expenditure, we nevertheless wish to ensure that neither our company, nor any company that is or becomes a subsidiary at any time during which the period for which this resolution is effective, inadvertently makes a political donation or incurs political expenditure which would breach the Act. We are therefore asking shareholders to provide authorization in the event of a donation or expenditure that would require prior shareholder approval under the Act.

This proposal does not purport to authorize any particular donation or expenditure but is expressed in general terms as required by the Act.

For the purposes of this proposal, "political donation," "political parties," "independent election candidates," "political organization" and "political expenditure" have the meanings given to them in sections 363 to 365 of the Act.

The following resolution is submitted for shareholder vote at the Annual Meeting:

"RESOLVED, that Venator Materials PLC (and any company that is or becomes its subsidiary at any time during which the period for which this resolution is effective), in accordance with sections 366 and 367 of the UK Companies Act 2006, be, and each hereby is, authorized to:

•
make political donations to political parties or independent election candidates not exceeding $150,000 in aggregate;

•
make political donations to political organizations other than political parties not exceeding $150,000 in aggregate; and

•
incur political expenditure not exceeding $150,000 in the aggregate,

during the period beginning on the date of the passing of this resolution and expiring at our next annual general meeting of shareholders, provided that the maximum amounts referred to above may comprise sums in different currencies which shall be converted at such rate as our Board may, in their absolute discretion, determine to be appropriate."

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If this proposal is approved at the Annual Meeting, our company (and any company that is or becomes its subsidiary at any time during which the period for which this resolution is effective) will be permitted to make political donations or to incur political expenditure up to the aggregate amounts identified above until our next annual general meeting of shareholders.

If this proposal does not receive the required shareholder approval at the Annual Meeting, we will continue to endeavor to ensure that our company and our subsidiaries do not inadvertently commit any breaches of Part 14 of the Act.

THE BOARD RECOMMENDS A VOTE "FOR" THE AUTHORIZATION OF VENATOR AND ITS SUBSIDIARIES TO MAKE POLITICAL DONATIONS AND INCUR POLITICAL EXPENDITURE.

PROPOSAL 10—VOTE TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE VENATOR MATERIALS PLC 2017 STOCK INCENTIVE PLAN

We are asking our shareholders to approve the amendment and restatement of the Venator Materials PLC 2017 Stock Incentive Plan, or, for purposes of this proposal, the Existing Plan. The amendment and restatement of the Existing Plan is referred to herein as the Restated Plan. The Restated Plan was adopted by our Board on April 28, 2020, subject to shareholder approval. The Restated Plan will become effective if it is approved by the shareholders at the Annual Meeting.

The proposed amendments to the Existing Plan would:

•
Increase the Share Reserve.  We are asking our shareholders to approve an increase of 5,000,000 in the number of shares available for issuance under the Restated Plan over the existing share reserve under the Existing Plan. Accordingly, the Restated Plan authorizes the issuance of an aggregate of 17,750,000 ordinary shares. As of May 1, 2020, awards covering a total of 6,233,283 shares were subject to outstanding awards under the Existing Plan (with performance units counted assuming "target" performance) and 6,049,303 shares remained available for future grants under the Existing Plan (with performance units counted assuming "target" performance, which number drops to 5,387,588 shares remaining available for issuance under the Existing Plan if performance units are counted assuming "maximum" performance).

  The proposed increase in shares available for issuance under the Restated Plan (over the existing share reserve under the Existing Plan) has been reviewed and approved by our Board. In the process, the Board determined that the existing number of shares available for issuance under the Existing Plan was insufficient to meet our ongoing needs to provide long-term incentive grants on an ongoing and regular basis to motivate, reward and retain key employees who create shareholder value. The increase in shares has been necessitated by the hiring of new employees, and by granting additional stock awards to current employees as long-term incentives. The increase will enable us to continue our policy of equity ownership by employees and directors as an incentive to contribute to our continued success.

•
Limit on Incentive Stock Options.  Under the Restated Plan, no more than 17,750,000 shares may be issued upon the exercise of incentive stock options, or ISOs, subject to adjustment for changes in our capitalization and certain corporate transactions, as described below under the heading "Adjustments."

•
Extend the Term.  The Restated Plan will have a term of ten years from the date it was adopted by our Board.

•
Addition of Director Compensation Limits.  The Restated Plan provides that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with FASB ASC 718) of awards granted to a member of our board of directors as compensation for services as a non-employee director during any calendar year may not exceed $750,000 (increased to $1,000,000 in the calendar year of a non-employee director's initial service as a non-employee director), as measured based on U.S. dollar-denominated values and where necessary converted into any other currency in which a non-employee director is remunerated at the prevailing exchange rate on the applicable grant date (in the case of equity compensation) or payment date (in the case of cash compensation). The board of directors may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the board of directors may determine in its discretion.

•
Limitation on Dividends and Dividend Equivalents on Unvested Awards.  The Restated Plan provides that dividends and dividend equivalents on unvested awards may not be paid until the underlying award has vested. In addition, the Restated Plan provides that dividend equivalents may not be granted in respect of options or stock appreciation rights.

•
Removal of Section 162(m) Provisions; Retained Individual Award Limits.  Section 162(m) of the Internal Revenue Code, or the Code, prior to the Tax Cuts and Jobs Act of 2017 (the "TCJA"), allowed performance-based compensation that met certain requirements to be tax deductible regardless of amount. This qualified performance-based compensation exception

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  was repealed as part of the TCJA. We have removed certain provisions from the Restated Plan which were otherwise required for awards to qualify as performance-based compensation under the Section 162(m) exception prior to its repeal. However, the limit on the number of awards that could be granted to an individual in any calendar year has been retained.

Each of these aspects of the Restated Plan is discussed below.

The Restated Plan is not being materially amended in any respect other than to reflect the changes described above.(1)

Why the Shareholders Should Vote to Approve the Restated Plan

Equity Incentive Awards Are an Important Part of Our Compensation Philosophy.    Our equity compensation plans are critical to our ongoing effort to build shareholder value. As discussed in the Compensation Discussion and Analysis section of this proxy statement, equity incentive awards are central to our compensation program. Our Board and its Compensation Committee believe that our ability to grant equity incentive awards to new and existing employees, directors and eligible consultants has helped us attract, retain and motivate world-class talent. Historically, we have primarily issued stock options and restricted stock units to our employees because these forms of equity compensation provide a strong retention value and incentive for employees to work to grow the business and build shareholder value, and are attractive to employees who share the entrepreneurial spirit that has made us a success.

Also, our equity incentive programs are broad-based. The equity incentive programs we have in place have worked to build shareholder value by attracting and retaining talented employees. We believe we must continue to offer a competitive equity compensation plan in order to attract and motivate the talent necessary for our continued growth and success. As of May 1, 2020, approximately 82 employees and all of our five non-employee directors have received equity awards under our Existing Plan.

The Existing Plan Will No Longer Have Shares Available for Grant.    Under our current forecasts, the Existing Plan will run out of shares available for grant by the end of 2021, and we will not be able to continue to issue equity to our employees and directors unless our shareholders approve the Restated Plan. This assumes we continue to grant awards consistent with our historical usage and current practices, as reflected in our historical burn rate discussed below, and noting that future circumstances may require us to change our current equity grant practices. While we could increase cash compensation if we are unable to grant equity incentives, we anticipate that we will have difficulty attracting, retaining and motivating our employees and directors if we are unable to make equity grants to them.

We Manage Our Equity Incentive Award Use Carefully.    We manage our long-term shareholder dilution by limiting the number of equity awards granted annually. Our Compensation Committee carefully monitors our total dilution and equity expense to ensure that we maximize shareholder value by granting only the appropriate number of equity awards necessary to attract, reward and retain employees. The following table summarizes the awards outstanding and shares available for grant under the Existing Plan as of May 1, 2020, and the proposed increase in shares authorized for issuance under the Restated Plan:

	Number of Shares	As a % of Shares Outstanding(1)	Dollar Value (000)(2)

Options outstanding	3,478,995	3.3%	$4,244

Weighted average exercise price of outstanding options	$11.39	—	—

Weighted average remaining term (in years) of outstanding options	8.4	—	—

Restricted stock units	2,092,573	2.0%	$2,553

Performance units(3)	661,715	0.6%	$807

Vested share units(4)	1,395,567	1.3%	$1,703

Shares available for grant(5)	6,049,303	5.7%	$7,380

Proposed increase in shares available for issuance under Restated Plan (over existing share reserve under Existing Plan)	5,000,000	4.7%	$6,100

(1)
Based on 106,735,892 shares of our ordinary shares outstanding as of May 1, 2020.

(2)
Based on the closing price of our ordinary shares on May 1, 2020, of $1.22 per share.

(3)
Performance units vesting are reflected assuming "target" performance. Performance units may be eligible to vest 50% at threshold performance, 100% at target performance and 200% at maximum performance. The number of performance units outstanding as of May 1, 2020 assuming "maximum" performance is 1,323,430.

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(4)
Vested share units held by our non-employee directors are vested on the date of grant, but the shares are not deliverable until a director's termination of service.

(5)
Shares remaining available for issuance under the Existing Plan calculated assuming performance units are counted against the share reserve at "target" levels. If performance units are counted against the share reserve assuming "maximum" performance, only 5,387,588 shares remained available for issuance under the Existing Plan as of May 1, 2020.

In determining whether to approve the Restated Plan, including the proposed increase to the share reserve under the Restated Plan over the share reserve under the Existing Plan, our Board considered the following:

•
The 17,500,000 shares to be reserved for issuance under the Restated Plan will represent an increase of 5,000,000 shares from the aggregate number of shares reserved for issuance and that remain available for future grant under the Existing Plan as of May 1, 2020.

•
In determining the size of the share reserve under the Restated Plan, our Board considered the number of equity awards we granted during the past three calendar years. In calendar years 2017, 2018 and 2019, our annual equity burn rates (calculated by dividing (1) the number of shares subject to equity awards granted during the year by (2) the weighted-average number of diluted shares outstanding at the end of the applicable year) under the Existing Plan were 1.1%, 0.6% and 1.6%, respectively.

•
In 2017, 2018 and 2019, the number of stock options, restricted stock units and vested share units granted, and the number of performance units earned, was as follows:

	2019	2018	2017

Stock options granted	980,159	407,549	627,871

Restricted stock units granted	646,522	190,302	498,517

Performance units earned	—	—	—

Vested share units granted	104,348	27,447	26,334

•
As of May 1, 2020, we granted an additional 3,561,161 shares during 2020 under the Existing Plan representing a burn rate of 3.3% thus far in 2020.

•
We expect the proposed aggregate share reserve under the Restated Plan to provide us with enough shares through 2023, assuming we continue to grant awards consistent with our current practices and historical usage, as reflected in our historical burn rate, and further dependent on the price of our shares and hiring activity during the next few years, forfeitures of outstanding awards under the Existing Plan, and noting that future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the Restated Plan could last for a shorter or longer time.

•
In calendar years 2017, 2018 and 2019, the end of year overhang rate (calculated by dividing (1) the sum of the number of shares subject to equity awards outstanding at the end of the calendar year plus shares remaining available for issuance for future awards at the end of the calendar year by (2) the number of shares outstanding at the end of the calendar year) was 11.3%, 8.7% and 4.2%, respectively. If the Restated Plan is approved, we expect our overhang at the end of 2020 will be approximately 16.2%.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain highly qualified individuals in the extremely competitive labor markets in which we compete, our Board has determined that the size of the share reserve under the Restated Plan is reasonable and appropriate at this time. Our Board will not create a subcommittee to evaluate the risk and benefits for issuing shares under the Restated Plan.

The Restated Plan Contains Equity Compensation Best Practices

The Restated Plan authorizes the issuance of equity-based compensation in the form of stock options, stock appreciation rights ("SARs"), restricted stock, phantom stock, performance awards, bonus stock, dividend equivalents, substitute awards, and other stock-based awards structured by the Compensation Committee within parameters set forth in the Restated Plan, for the purpose of providing our directors, officers, employees and consultants equity compensation, incentives and rewards for superior performance. Some of the key features of the Restated Plan that reflect our commitment to effective management of incentive

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compensation and that are consistent with best practices in equity compensation to protect our shareholders' interests are as follows:

•
Shareholder approval is required for additional shares.  The Restated Plan does not contain an annual "evergreen" provision. The Restated Plan authorizes a fixed number of shares, so that shareholder approval is required to increase the maximum number of securities which may be issued under the Restated Plan.

•
No Re-pricing or Replacement of Options or Stock Appreciation Rights.  The Restated Plan prohibits, without shareholder approval: (1) the amendment of awards to reduce the exercise price, and (2) the replacement of an option or SAR with cash, any other award or an option or SAR with an exercise price that is less than the exercise price per share of the original option or SAR.

•
No Automatic Vesting for Awards.  The Restated Plan does not have automatic accelerated vesting provisions for awards in connection with a change of control (other than in connection with the non-replacement of awards).

•
No In-the-Money Option or Stock Appreciation Right Grants.  The Restated Plan prohibits the grant of options or SARs with an exercise or base price less than the fair market value of our shares, generally the closing price of our shares, on the date of grant.

•
No Dividends or Dividend Equivalents on Unvested Awards.  The Restated Plan provides that dividends and dividend equivalents on unvested awards may not be paid until the underlying award has vested. In addition, the Restated Plan provides that dividend equivalents may not be granted in respect of options or stock appreciation rights

•
Reasonable Individual Award Limits.  The maximum number of share-denominated Awards that may be granted under the Restated Plan to any individual during any calendar year shall not be more than 3,000,000 ordinary shares. The maximum amount of dollar-denominated Awards that may be granted to any individual during any calendar year may not exceed $15,000,000.

•
Minimum Vesting Provisions.  The Restated Plan includes a minimum vesting period such that options, SARs and other awards for which a participant pays (or the value or amount payable under the award is reduced by) an amount equal to or exceeding the fair market value of the stock on the grant date will not vest earlier than the first anniversary of the applicable grant date (subject to limited exceptions).

•
No Tax Gross-Ups.  The Restated Plan does not provide for any tax gross-ups.

•
Independent Administration.  The Compensation Committee of the Board, which consists of only independent directors, will administer the Restated Plan if it is approved by shareholders.

Shareholder Approval Requirement

Shareholder approval of the Restated Plan is necessary in order for us to (1) meet the shareholder approval requirements of the NYSE and (2) grant ISOs thereunder.

If the Restated Plan is not approved by our shareholders, the Restated Plan will not become effective, the Existing Plan will continue in full force and effect, and we may continue to grant awards under the Existing Plan, subject to its terms, conditions and limitations, using the shares available for issuance thereunder.

Summary of the Restated Plan

The following is a summary of the principal features of the Restated Plan, assuming approval of this proposal. The summary, however, is not a complete description of all the provisions of the Restated Plan. The proposed Restated Plan is attached to this proxy statement as Appendix B.

Purposes

The purpose of the Restated Plan is to provide incentives to our employees and consultants (and those of our subsidiaries) and to members of our Board who are not employees or consultants to devote their abilities and energies to our success through affording such individuals a means to acquire and maintain stock ownership or awards, the value of which is tied to the performance of our ordinary shares. The Restated Plan permits the grant of stock options, SARs, restricted stock, phantom stock, performance awards, bonus stock, dividend equivalents, substitute awards, and other stock-based awards (collectively referred to as "Awards").

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Eligibility

The employees eligible to receive Awards under the Restated Plan are our employees and those of our subsidiaries. Members of our Board who are not employees or consultants of us or our subsidiaries are eligible to receive Awards and individuals who provide consulting, advisory or other similar services to us or our subsidiaries are also eligible to receive Awards. Eligible employees, directors or consultants who are designated by the Committee to receive an Award under the Restated Plan are referred to as "Participants." As of May 1, 2020, we had approximately 3,878 employees, five non-employee directors and no consultants, all of whom would have been eligible to participate in the Restated Plan had it been in effect on such date.

Shares Available for Issuance

The number of ordinary shares that may be issued pursuant to Awards granted under the Restated Plan (including ISOs), including pursuant to any sub-plan of the Restated Plan, including the Non-Employee Stock Incentive Plan, shall not exceed, in the aggregate, 17,750,000 shares. As of May 1, 2020, 6,049,303 shares remained available for issuance under the Existing Plan, 3,478,995 shares were subject to outstanding number of stock options, 2,092,573 shares were subject to outstanding restricted stock unit awards under the Existing Plan (with any performance units included at "target" levels for such purposes) and 1,395,567 shares consisted of vested share units under the Existing Plan (which are vested on the date of grant, but deliverable until the grantee's termination of service).

To the extent that an Award is surrendered, exchanged, forfeited, settled in cash or otherwise lapses, expires, terminates, or is cancelled without the actual delivery of the shares, including (1) shares forfeited with respect to restricted stock, and (2) the number of shares withheld or surrendered in payment of any exercise or purchase price of an Award or taxes related to an Award, then the shares subject to those Awards will again be available for issuance under the Restated Plan, unless an applicable law or regulation prevents such re-issuance.

Ordinary shares issued under the Restated Plan may come from authorized but unissued shares of our ordinary shares, from treasury stock held by the company or from previously issued shares of ordinary shares reacquired by us, including shares purchased on the open market.

Additionally, the maximum number of share-denominated Awards that may be granted under the Restated Plan to any individual during any calendar year shall not be more than 3,000,000 ordinary shares. The maximum amount of dollar-denominated Awards that may be granted to any individual during any calendar year may not exceed $15,000,000.

Further, the Restated Plan provides that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of awards granted to a member of our board of directors as compensation for services as a non-employee director during any calendar year may not exceed $750,000 (increased to $1,000,000 in the calendar year of a non-employee director's initial service as a non-employee director), as measured based on U.S. dollar-denominated values and where necessary converted into any other currency in which a non-employee director is remunerated at the prevailing exchange rate on the applicable grant date (in the case of equity compensation) or payment date (in the case of cash compensation). The board of directors may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the board of directors may determine in its discretion.

Administration

The Restated Plan is administered by a committee of our Board pursuant to its terms and all applicable rules or laws. However, our Board may also take any action designated to the committee (the Board or any such committee, the "Committee"). The Committee has the sole discretion to determine the eligible employees, directors and consultants to whom Awards are granted under the Restated Plan and the manner in which such Awards will vest. Awards may be granted by the Committee to employees, directors and consultants in such amounts (measured in cash, ordinary shares or as otherwise designated) and at such times during the term of the Restated Plan as the Committee shall determine. Subject to applicable law and the terms of the Restated Plan, the Committee is authorized to interpret the Restated Plan, to establish, amend and rescind any rules and regulations relating to the Restated Plan, to delegate duties under the Restated Plan, to terminate, modify or amend the Restated Plan (except for certain amendments that require shareholder approval as described below), and to make any other determinations that it deems necessary or desirable for the administration of the Restated Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Restated Plan in the manner and to the extent the Committee deems necessary or desirable.

Notwithstanding anything within the Restated Plan to the contrary, to comply with applicable laws in countries other than the United States in which we or our affiliates operates or has employees, directors or other service providers, or to ensure that we comply with any applicable requirements of foreign securities exchanges, the Committee, in its sole discretion, shall have the

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power and authority to determine who is eligible to participate in the Restated Plan, modify the terms and conditions of awards, establish sub-plans with applicable foreign jurisdiction provisions, or take other actions deemed advisable to comply with foreign laws or securities exchange rules. The remaining description of the Restated Plan set forth below addresses the terms and conditions of the Restated Plan with respect to U.S.-based Award recipients, therefore an Award granted to an employee that is subject to foreign laws or regulations may differ from the descriptions set forth below or contained within the Restated Plan document.

Stock Options

Stock options to purchase one or more shares of our ordinary shares may be granted under the Restated Plan. The Committee may determine to grant stock options that are either ISOs governed by Section 422 of the Code, or stock options that are not intended to meet these requirements (called "nonstatutory options"). The Committee will determine the specific terms and conditions of any stock option at the time of grant. The exercise price of any stock option will not be less than 100% of the fair market value of our ordinary shares on the date of the grant (other than in limited situations pertaining to substitute Awards, as noted below), and in the case of an ISO granted to an eligible employee that owns more than 10% of our ordinary shares, the exercise price will not be less than 110% percent of the fair market value of our ordinary shares on the date of grant. Stock options may be exercised by paying the exercise price in cash, through the delivery of irrevocable instructions to a broker to sell shares obtained upon the exercise of the stock option and to deliver to us an amount out of the proceeds of the sale equal to the aggregate exercise price for the shares being purchased, withholding (netting) shares from the exercised Award or such other methods as the Committee has determined to be appropriate. The term for a stock option may not exceed ten years from the date of grant.

Stock Appreciation Rights

The Committee may grant SARs independent of or in connection with a stock option. The exercise price per share of an SAR will be an amount determined by the Committee. However, SARs must generally have an exercise price not less than the fair market value of the ordinary shares on the date the SAR is granted. Generally, each SAR will entitle a Participant upon exercise to an amount equal to (1) the excess of (a) the fair market value of one ordinary share on the exercise date over (b) the exercise price, times (2) the number of shares of ordinary shares covered by the SAR. Payment shall be made in ordinary shares or in cash, or partly in ordinary shares and partly in cash, as determined by the Committee. The term of an SAR may not exceed ten years from the date of grant.

Restricted Stock

Restricted stock may be granted under the Restated Plan, which means shares of our ordinary shares are granted to an individual subject to transfer limitations, a risk of forfeiture and other restrictions imposed by the Committee in its discretion. During the restricted period, the Participant may not sell, assign or otherwise dispose of the restricted stock, and any stock certificate will contain an appropriate legend noting the restrictions upon such ordinary shares until such time as all restrictions have been removed. Subject to acceleration of vesting at the discretion of the Committee, a Participant will forfeit all restricted stock (and any dividends or distributions accumulated thereon that are subject to restrictions) upon his or her termination of service prior to the satisfaction of the vesting restrictions placed upon the Award. Restrictions may lapse at such times and under such circumstances as determined by the Committee. During the restricted period, the holder will have rights as a shareholder, including the right to vote the ordinary shares subject to the Award. Any dividends or distributions on the restricted stock during the restricted period shall be held by us and be subject to the same "vesting" terms as applicable to the restricted stock.

Phantom Shares

The Restated Plan allows the Committee to grant phantom shares, which are notional shares that entitle the Participant to receive at the end of a specified deferral period (which may or may not be coterminous to the vesting period applicable to the Award) either shares of our ordinary shares or cash equal to the then fair market value of our ordinary shares, or any combination of shares and cash, as determined by the Committee. The Committee may also grant "restricted stock unit" awards pursuant to the phantom share sections of the Restated Plan. The terms and conditions attached to any phantom share award will be determined by the Committee, including the vesting period and whether vesting is based upon the attainment of any performance objectives or subject to acceleration at the discretion of the Committee. While the Participant shall not have the rights of stock ownership during the applicable restricted period, the Committee may credit dividend equivalents with respect to dividends paid on shares of our ordinary shares during the vesting period, which dividend equivalents will vest or be forfeited at the same time as the related phantom shares vest or are forfeited.

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Bonus Stock

Bonus stock awards may be granted to eligible individuals. Each bonus stock award will constitute a transfer of unrestricted shares of ordinary shares on terms and conditions determined by the Committee.

Dividend Equivalents

Dividend equivalents may be granted to eligible individuals, entitling the Participant to receive cash, ordinary shares, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of ordinary shares, or other periodic payments at the discretion of the Committee. Dividend equivalents may be awarded on a freestanding basis or in connection with another Award (other than Options or SARs). The Committee may provide that dividend equivalents will be payable or distributed when accrued, deferred until a later payment date or deemed reinvested in additional ordinary shares, Awards, or other investment vehicles. The Committee will specify any restrictions on transferability and risks of forfeiture imposed upon dividend equivalents. Notwithstanding the forgoing, dividend equivalents with respect to an Award subject to vesting conditions shall only be paid to the extent that the vesting conditions are subsequently satisfied.

Substitute Awards

Individuals who become eligible to participate in the Restated Plan following a merger, consolidation or other acquisition by our company may be entitled to receive substitute Awards in exchange for similar awards that the individual may have held prior to the applicable merger, consolidation or other acquisition. If the substitute Award is in the form of a stock option or SAR, these Awards may be granted with an exercise price that is less than the fair market value per share on the replacement date, to the extent necessary to preserve the value of the original award for that individual.

Other Stock-Based Awards

Other stock-based awards may be granted that consist of a right denominated in or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of our ordinary shares. In the discretion of the Committee, other stock-based awards may be subject to such vesting and other terms as the Committee may establish, including performance goals. Cash awards may be granted as an element of or a supplement to any other stock-based awards permitted under the Restated Plan.

Performance Awards

The Restated Plan provides for the grant of performance awards, which are (1) rights to receive a grant or to exercise or receive vesting or settlement of any Award subject to performance goals specified by the Committee, and (2) dollar-denominated Awards granted by the Committee where the attainment of one or more performance goals during a specified performance period will be measured for purposes of determining a Participant's right to, and the amount of payment of, the Award. The Committee will determine both the performance goals and the performance period that will be associated with a performance award, as well as the method to be used in calculating the amount, if any, of the performance award at the end of the performance period. In connection with performance awards, the Committee may establish a performance award pool, which will be an unfunded pool, for the purpose of measuring performance, with the amount of such pool based on the achievement of performance goals specified by the Committee, including performance goals based on the business criteria described below. The Committee shall also determine whether performance awards will be paid in cash, our ordinary shares, or a combination of both cash and shares. The Committee may exercise its discretion to reduce or increase the amounts payable under any performance award.

Under the Restated Plan, the Committee may grant awards that are paid, vest or become exercisable upon the attainment of Company performance criteria, which may include, but are not limited to, one or more of the following business criteria for the company, on a consolidated basis, and/or for specified subsidiaries, divisions, businesses or geographical units of the company (except with respect to stock price and earnings per share criteria): (A) earnings per share; (B) revenues; (C) cash flow; (D) cash flow returns; (E) free cash flow; (F) operating cash flow; (G) net cash flow; (H) working capital; (I) return on net assets; (J) return on assets; (K) return on investment; (L) return on capital; (M) return on equity; (N) economic value added; (O) gross margin; (P) contribution margin; (Q) operating margin; (R) net income; (S) pretax earnings; (T) pretax earnings before interest, depreciation and amortization ("EBITDA"); (U) pretax earnings after interest expense and before incentives, service fees, and extraordinary or special items; (V) operating income; (W) total shareholder return; (X) share price; (Y) book value; (Z) enterprise value; (AA) debt reduction; (BB) costs or expenses; (CC) objective safety measures (including recordable incident rates and lost time incident rates); (DD) objective environmental measures (including gas releases); (EE) sales; (FF) market share; (GG) objective productivity measures; (HH) revenue or earnings per employee; (II) objective measures related to implementation or completion of significant projects or processes; (JJ) significant and objective strategic business criteria, consisting of one or

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more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; and (KK) significant and objective individual criteria, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporation transactions.

The Committee may provide that one or more adjustments will be made to one or more of the performance goals established for any performance period and (1) shall appropriately adjust any evaluation of performance under a performance goal to eliminate the effects of charges for restructurings, discontinued operations, extraordinary items and all items of gain, loss or expense determined to be extraordinary or unusual in nature or related to the disposal of a segment of a business or related to a change in accounting principle, all as determined in accordance with applicable accounting provisions, as well as the cumulative effect of accounting changes, in each case as determined in accordance with generally accepted accounting principles or identified in the Company's financial statements or notes to the financial statements; and (2) may appropriately adjust any evaluation of performance under a performance goal to exclude any of the following that occurs during the applicable performance period: (a) asset write-downs, (b) litigation, claims, judgments or settlements, (c) the effect of changes in tax law or other such laws or provisions affecting reported results, (d) accruals for reorganization and restructuring programs, or (e) accruals of any amounts for payment under the Restated Plan or any other compensation arrangement maintained by the Company. The performance measures may be absolute or measured relative to one or more peer companies or public indexes.

Minimum Vesting Requirements

Awards that are options, SARs or other Awards for which a Participant pays (or the value or amount payable under the Award is reduced by) an amount equal to or exceeding the fair market value of the stock determined as of the grant date are subject to a one-year minimum vesting or forfeiture restriction period. Notwithstanding the foregoing, the Committee shall have the authority to provide that such one-year minimum vesting restrictions may lapse or be waived upon a change of control or in connection with a termination of employment or death or disability; provided, further that this one-year minimum vesting or forfeiture restriction period does not apply to the grant of any such Awards with respect to an aggregate number of shares that does not exceed 5% of the total shares reserved for issuance under the Restated Plan.

Recapitalization Adjustments

In the event of any "equity restructuring" event (such as a stock dividend, stock split, reverse stock split or similar event) with respect to our ordinary shares, the number of shares of ordinary shares with respect which Awards may be granted, the number of shares subject to outstanding Awards, the exercise price with respect to outstanding Awards and the individual grant limits with respect to share-denominated Awards shall be equitably adjusted to reflect such event.

Unusual Transactions or Events; Change of Control

In the event of any distribution, recapitalization, reorganization, merger, spin-off, combination, repurchase, exchange of securities, or other corporate transaction or event or any other unusual or nonrecurring transactions or events (including without limitation a "change of control" as defined in the Restated Plan), or of changes in applicable laws, regulations or accounting principles, the Committee may provide, in general, for (1) the termination of an Award, with or without exchange for a cash payment or other rights or property of substantially equivalent value, (2) the acceleration of vesting, exercisability or payment with respect to all or any portion of an Award, (3) the issuance of substitute Awards by the successor or survivor entity, or (4) other adjustments in the terms of an Award.

Unless the applicable Award agreement (including any severance agreement or similar arrangement) provides otherwise or an Award is replaced or continued by the successor in connection with a "change of control" (as defined below), upon a change of control (1) Awards solely dependent on the satisfaction of a service obligation shall become fully vested and (2) Awards dependent in any part on the satisfaction of performance objectives shall vest with performance determined based on actual performance achieved as of the date of the change of control or on a pro-rated basis based on target performance. A "change of control" means the occurrence of any of the following:

•
An acquisition by any person of 20% or more of the combined voting power of our outstanding voting securities;

•
The consummation of a reorganization, merger, consolidation or other transaction in which our shareholders do not own, immediately thereafter, more than 20% or more of the combined voting power of the resulting entity in substantially the same proportion as their share ownership prior to the transaction;

•
The sale or disposition of all or substantially all of our assets;

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•
A majority change in the incumbent directors of the Board;

•
An approval by the Board or our shareholders of a complete or substantially complete liquidation or dissolution; or

•
Any of the following: (1) a court-sanctioned compromise or arrangement between us and our shareholders under section 899 of the U.K. Companies Act 2006 that results in a change of control; (2) any person obtaining control of us as a result of making a general offer to either acquire all of the issued ordinary shares that will give that person or persons control of us, or any person acquiring all of the shares in us which are of the same class as ordinary shares; (3) any person becoming bound or entitled under Sections 979 to 982 or Sections 983 to 985 of the U.K. Companies Act 2006 to acquire all of the shares that are of the same class with ordinary shares.

Discontinuance or Amendment of the Restated Plan; No Repricing

The Committee may amend or discontinue the Restated Plan in any respect at any time, but no amendment may materially diminish any of the rights of a Participant under any Awards previously granted without his or her consent, except as may be necessary to comply with applicable laws. In addition, no amendment may, without the approval of the shareholders, (1) increase the number of shares available for Awards, (2) enlarge the class of individuals eligible to receive Awards, (3) materially increase the benefits available under the Restated Plan or (4) reduce the exercise price of an outstanding stock option or SAR or cancel or exchange outstanding stock options or SARs for cash or other Awards or for stock options or SARs with lower exercise prices than the original stock option or SAR, and shareholder approval will also be required with respect to other amendments to the extent required by applicable law or listing requirements. The Committee may, except as otherwise provided in the Restated Plan, waive any conditions or rights under, or amend, alter, suspend or terminate any Award previously granted and any Award agreement related thereto, provided, that without the consent of the affected Participant, no Committee action may materially and adversely affect the rights of the Participant, except as may be necessary to comply with applicable laws. Unless sooner terminated by the Committee, the Restated Plan will terminate on the tenth anniversary of the date the Restated Plan was first approved by the Board.

Material U.S. Federal Income Tax Consequences

The following is a general summary under current law of the material U.S. federal income tax consequences to an employee, consultant or non-employee director granted an award under the Restated Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income and payroll taxes and U.S. federal employment taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of U.S. federal income taxation that may be relevant in light of a holder's personal circumstances. This summarized tax information is not tax advice and a holder of an award should rely on the advice of his or her legal and tax advisors.

Option Grants

Options granted under the Restated Plan may be either ISOs which satisfy the requirements of Section 422 of the Code or non-statutory options which are not intended to meet such requirements. The U.S. federal income tax treatment for the two types of options differs as follows:

•
Incentive Options.  The optionee recognizes no taxable income at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the amount by which the fair market value (at the time of exercise) of the purchased shares exceeds the exercise price will be included in the optionee's income for purposes of the alternative minimum tax. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For U.S. federal tax purposes, dispositions are divided into two categories: (1) qualifying and (2) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

  Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (1) the amount realized upon the sale or other disposition of the purchased shares over (2) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (1) the lesser of the fair market value of those shares on the exercise date or the sale date over (2) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

  If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (1) the fair market value of such shares on the

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  option exercise date or the sale date, if less, over (2) the exercise price paid for the shares. In no other instance will we be allowed a deduction with respect to the optionee's disposition of the purchased shares.

•
Non-Statutory Options.  No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

  We are entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction is in general allowed for the taxable year in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights

No taxable income is recognized upon receipt of a SAR. The holder recognizes ordinary income, in the year in which the SAR is exercised, in an amount equal to the excess of the fair market value of the underlying shares on the exercise date over the base price in effect for the exercised right, and the holder is required to satisfy the tax withholding requirements applicable to such income.

We are entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the SAR. The deduction generally is allowed for the taxable year in which such ordinary income is recognized.

Restricted Stock

An employee to whom unvested shares are issued generally will not recognize taxable income upon such issuance and we generally will not then be entitled to a deduction unless an election is made by the participant under Section 83(b) of the Code. However, when the restrictions on the shares of stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and we generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price. If a timely election is made under Section 83(b) with respect to unvested stock, the participant generally will recognize ordinary income on the date of the issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore, and we will be entitled to a deduction for the same amount. A participant who receives stock in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and we generally will be entitled to a deduction for the same amount.

Phantom Shares; Restricted Stock Units; Bonus Stock; Other Stock-Based Awards

An individual to whom phantom stock, restricted stock units, bonus stock or other stock-based awards are issued will not have taxable income upon issuance and we will not then be entitled to a deduction. An individual to whom such awards are issued will generally realize ordinary income at the time the shares (or cash) issuable with respect to the award are distributed (or paid) to the individual in an amount equal to the fair market value of such shares (less any purchase price) (or the cash paid), and we will be entitled to a corresponding deduction.

Dividend Equivalents

A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

Section 409A of the Code

Certain awards under the Restated Plan may be considered "nonqualified deferred compensation" subject to Section 409A of the Code, which imposes additional requirements on the payment of deferred compensation. Generally, if at any time during a taxable year a nonqualified deferred compensation plan fails to meet the requirements of Section 409A, or is not operated in accordance with those requirements, all amounts deferred under the nonqualified deferred compensation plan for the current taxable year and all preceding taxable years, by or for any participant with respect to whom the failure relates, are includible in the gross income of the participant for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Section 409A, the amount will be subject to income tax at regular income tax rates plus an additional 20 percent tax, as well as potential premium interest tax.

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Section 162(m) Limitation.

In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. Prior to the TCJA, covered employees generally consisted of our Chief Executive Officer and each of the next three highest compensated officers serving at the end of the taxable year other than our Chief Financial Officer, and compensation that qualified as "performance-based" under Section 162(m) was exempt from this $1 million deduction limitation. As part of the TCJA, the ability to rely on this exemption was, with certain limited exceptions, eliminated; in addition, the definition of covered employees was expanded to generally include all named executive officers. Certain awards under the Existing Plan granted prior to November 2, 2017 may be grandfathered from the changes made by the TCJA under certain limited transition relief, however, for grants after that date and any grants which are not grandfathered, we will no longer be able to take a deduction for any compensation in excess of $1 million that is paid to a covered employee. There is no guarantee that we will be able to take a deduction for any compensation in excess of $1 million that is paid to a covered employee under the Existing Plan or the Restated Plan.

New Plan Benefits

Except with respect to equity awards that may be granted to our non-employee directors pursuant to our non-employee director compensation program described above under "Director Compensation," all future grants under the Restated Plan are within the discretion of the Committee and the benefits of such grants are, therefore, not determinable. No ordinary shares have been issued with respect to the share increase under the Restated Plan for which shareholder approval is sought under this Proposal 10 as the Restated Plan will not be effective until approved by shareholders at the Annual Meeting.

Plan Benefits

The table below shows, as to our named executive officers and the various indicated groups, the number of shares subject to awards granted under the Existing Plan to date that were outstanding as of May 1, 2020:

Name and Position	Number of Shares Subject to Stock Option Awards	Number of Shares Subject to Restricted Stock Awards	Number of Shares Subject to Performance Units(1)	Number of Vested Share Units(2)

Simon Turner, President and Chief Executive Officer	952,324	595,070	319,600	—

Kurt D. Ogden, Executive Vice President and Chief Financial Officer	339,706	194,295	105,505	—

Russ R. Stolle, Executive Vice President, General Counsel, Chief Compliance Officer and Secretary	313,845	171,240	93,093	—

Mahomed Maiter, Executive Vice President, Business Operations	283,899	169,533	93,093	—

Dr. Rob Portsmouth, Senior Vice President, EHS, Innovation and Technology	123,701	71,144	39,253	—

Executive Officers, as a group	2,013,475	1,201,282	650,554	—

Non-Employee Directors, as a group	—	—	—	351,679

Employees other than Executive Officers, as a group	1,465,520	539,612	11,171	—

(1)
Performance units are reflected assuming "target" performance.

(2)
Our non-employee members of our Board receive an annual award of vested share units under the Restated Plan pursuant to our director compensation program, as described above under "Director Compensation."

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PROPOSAL 11—VOTE TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE VENATOR MATERIALS PLC ARTICLES OF ASSOCIATION TO AMEND THE FORUM SELECTION PROVISION

We are seeking shareholder approval to amend and restate our existing Articles in order to effect an amendment to Article 130.1 therein to provide that, unless we consent in writing to the selection of an alternative forum, (A) the exclusive forum for (i) any derivative action, dispute or proceeding brought on behalf of our company, (ii) any action, dispute or proceeding asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee or shareholder of our company to our company or our shareholders, (iii) any action, dispute or proceeding asserting a claim arising under, or governed by, English law or these Articles, and (iv) any action, dispute or proceeding asserting a claim governed by the internal affairs doctrine in the United States shall, to the fullest extent permitted by law, be exclusively brought in the courts of England and Wales; and (B) the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of any action, dispute or proceeding arising under the United States Securities Act of 1933, as amended (the "Securities Act").

The amendment and restatement of our Articles is intended to incorporate in a single, simplified document all of the current provisions of the Articles for the Company. The description in this proxy statement of the proposed amendment to Article 130.1 of our Articles of Association contemplated by this proposal should be read in conjunction with the full text of the Articles, as amended and restated by the proposed amendment to Section 130.1, assuming this proposal is approved. A copy of our Articles is available on our website at www.venatorcorp.com. The proposed amendment and restatement of our Articles does not propose changes to any other sections of the existing Articles.

REASONS AND EFFECT OF THE AMENDMENT TO ARTICLE 130.1

Through our two diverse business segments, we market products globally through a diversified group of industrial customers. We have operations throughout the world and currently sell products in over 110 countries worldwide. Plaintiffs seeking to bring claims against us for matters to which the proposed amendment to Article 130.1 relates could use our diverse and global operations to bring duplicative suits in multiple jurisdictions. In addition, plaintiffs may choose to bring certain intra-company claims against us in a jurisdiction that may not apply English law (including provisions of the UK Companies Act 2006, which is the applicable companies law in our jurisdiction of incorporation), to our internal affairs in the same manner as the courts of England and Wales would be expected to do. Similar issues may arise in relation to claims arising under the Securities Act commenced in jurisdictions other than the federal district courts of the United States.

The proposed amendment to Article 130.1 is intended to, among other things, avoid subjecting our company to multiple lawsuits in multiple jurisdictions on the same matter.

For certain intra-company disputes, the Board believes that our company and our shareholders will benefit from having such disputes resolved by the courts of England and Wales, which are widely regarded as the pre-eminent courts for international, cross-border commercial disputes, including for disputes that do not have any geographic connection to the United Kingdom. The courts of England and Wales have experienced judges who have a deep understanding of English law and the duties of directors and officers, including the duties of directors under the UK Companies Act 2006. These judges are respected throughout the world for their impartiality, experience and skill in dealing with complex commercial disputes. English law has a well-known, well-developed and reputable body of authority on commercial disputes, as a result of the common law (precedent-based) system and the volume of commercial disputes heard by the courts of England and Wales, which provides shareholders with greater certainty about the outcome of company disputes. By ensuring that such disputes are heard in the courts of England and Wales, we and our shareholders avoid potentially costly and duplicative litigation, the risk that English law would be misapplied by a court in another jurisdiction and the risk of inconsistent outcomes when two similar cases proceed in different courts.

For disputes arising under the Securities Act, our Board believes that our company and our shareholders will benefit from having such disputes resolved by the federal district courts of the United States. The inclusion of a United States federal district courts forum selection provision will allow for the consolidation of multi-jurisdiction litigation arising under the Securities Act, the avoidance of state court forum shopping by prospective plaintiffs and will provide efficiencies in managing the procedural aspects of such litigation.

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In each case above, the proposed amendment still gives the Board the flexibility to consent to an alternative forum in instances where the Board deems it appropriate.

In adopting the proposed amendment and restatement of our Articles and determining that the approval of the proposed amendment to Article 130.1 is in the best interests of our company and our shareholders, the Board considered various factors, including, among others: (i) prevailing market practice and perspectives on such provisions; (ii) the inefficiencies and costs of duplicative shareholder lawsuits in multiple jurisdictions, which have frequently occurred with respect to significant transactions by other publicly listed companies in the absence of exclusive forum provisions; (iii) the value of facilitating consistency and predictability in litigation outcomes for the benefit of our company and our shareholders; (iv) that our headquarters are located in the United Kingdom and we are incorporated under English law; (v) the background and experience of the courts of England and Wales in dealing with international commercial disputes brought under English law and applying relevant English case law to resolve the same; (vi) the background and experience of the federal district courts of the United States in addressing claims under the Securities Act; (vii) that the proposed amendment limits forum shopping by plaintiffs' lawyers and may discourage illegitimate and/or frivolous claims; (viii) that we will retain the ability to consent to an alternative forum in appropriate circumstances where the Board determines that our company's and our shareholders' interests are best served by permitting a particular dispute to proceed in a forum other than the courts of England and Wales or the federal district courts of the United States, as applicable; and (ix) that adopting such an exclusive forum provision covering specified claims does not materially change the substantive legal claims available to shareholders.

Given these considerations, the Board has determined that it is in the best interests of our company and our shareholders that the Articles be amended and restated in their entirety in order to effect an amendment of Article 130.1 to include this forum selection provision.

Although we are seeking approval of the amendment and restatement of the Articles to include the forum selection provision as the new Article 130.1, for the reasons cited above, if the proposed amendment is approved and implemented, it will have the effect of limiting a shareholder's ability to bring a claim in a jurisdiction or forum (as applicable) that the shareholder finds favorable for disputes within the scope described above, and may discourage shareholder lawsuits with respect to such claims. However, the Board believes that the benefits to our company and our shareholders outweigh these concerns.

LANGUAGE OF PROPOSED AMENDMENT TO ARTICLE 130.1 OF THE ARTICLES

If approved, the proposed amendment would enable us to amend and restate our Articles in their entirety in order to effect an amendment to Article 130.1 as follows:

"130.1
Unless the Company consents in writing to the selection of an alternative forum , (A) (i) any derivative action, dispute or proceeding brought on behalf of the Company, (ii) any action, dispute or proceeding asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee or shareholder of the Company to the Company or the Company's shareholders, (iii) any action, dispute or proceeding asserting a claim arising under or governed by English law or these Articles, and (iv) any action, dispute or proceeding asserting a claim governed by the internal affairs doctrine in the United States shall, to the fullest extent permitted by law, be exclusively brought in the courts of England and Wales; and (B) the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the United States Securities Act of 1933, as amended. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in the share capital of the Company shall be deemed to have notice of and consented to the provisions of this Article 130.1. If this Article 130.1 or any part of it shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article 130.1 (including, without limitation, each portion of any sentence of this Article 130.1 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby."

Required Vote and Board of Directors Recommendation

Approval of this proposal requires the approval by 75% or more of the votes cast by the shareholders of the Company who are entitled to vote at the Annual Meeting, either in person or by proxy. Abstentions will be treated as votes against this proposal. If you are a street name shareholder and you do not provide your brokerage firm with voting instructions, your brokerage firm may not cast votes with respect to the shares that you beneficially own. These broker non-votes will have no effect on the vote.

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If our shareholders approve the proposed amendment and restatement of the Articles, it will become effective upon filing with the Registrar of Companies at UK Companies House, which we anticipate doing as soon as practicable following shareholder approval. If not approved by our shareholders, the proposed amendment and restatement of the Articles will not be filed with the Registrar of Companies.

The following resolution is submitted for shareholder vote at the Annual Meeting:

"RESOLVED, that the shareholders hereby approve the Amended and Restated Articles of Association in order to effect the amendment of Article 130.1 therein."

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2021 ANNUAL GENERAL MEETING

SHAREHOLDER PROPOSALS TO BE INCLUDED IN NEXT YEAR'S PROXY STATEMENT

Pursuant to the various rules promulgated by the SEC, shareholders interested in submitting a proposal for inclusion in our proxy materials and for presentation at the 2021 annual general meeting may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. In general, to be eligible for inclusion in our proxy materials, shareholder proposals must be received by our Corporate Secretary at our principal executive offices, located at Titanium House, Hanzard Drive, Wynyard Park, Stockton-on-Tees, TS22 5FD, United Kingdom, no later than Thursday, December 31, 2020.

DIRECTOR NOMINATIONS AND SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 2021 ANNUAL GENERAL MEETING

Shareholder Nominations and Proposals under our Articles of Association

Our Articles provide for an advance notice procedure outside of Rule 14a-8 for shareholders who wish to nominate persons for election to the Board or propose business to be properly brought before the 2021 annual general meeting. Notice of such nominations and proposals must be delivered to our Corporate Secretary (c/o Corporate Secretary, Venator Materials PLC, Titanium House, Hanzard Drive, Wynyard Park, Stockton-on-Tees, TS22 5FD, United Kingdom or to CorporateSecretary@venatorcorp.com) not earlier than the close of business on the 120th calendar day prior to the anniversary of the Annual Meeting nor later than the close of business on the 90th calendar day prior to the anniversary of the Annual Meeting. In other words, any notice given by or on behalf of a shareholder pursuant to our Articles (and not pursuant to Rule 14a-8 under the Exchange Act) must be submitted to our Corporate Secretary no earlier than Thursday, February 18, 2021 and no later than Saturday, March 20, 2021.

If the date of our 2021 annual general meeting changes by more than 30 calendar days before June 18, 2021 or more than 70 calendar days after June 18, 2021, then shareholder nominations and proposals must be received not earlier than the close of business on the 120th calendar day prior to the date of the 2021 annual general meeting and not later than the close of business on the later of (i) the 90th calendar day prior to the date of the 2021 annual general meeting or (ii) if the first public announcement of our 2021 annual general meeting is less than 100 days prior to the date of the 2021 annual general meeting, the 10th calendar day following the calendar day on which public announcement of the date of the 2021 annual general meeting is first made by us.

We advise our shareholders to review our Articles, specifically Article 46, which contain further information about, and additional requirements of, shareholder nominations and proposals.

Shareholder Nominations and Proposals under the Act

In addition to Rule 14a-8 and our Articles, the Act, specifically section 338 thereof, provides that (i) shareholders representing 5% or more of the total voting rights of all shareholders (excluding voting rights attached to any treasury shares) or (ii) 100 or more persons (being either (A) members who have a right to vote at the 2021 annual general meeting and hold shares in our company on which there has been paid up an average sum, per shareholder, of at least £100 or (B) persons satisfying the requirements set out in section 153(2) of the Act) have the right to require us to give shareholders notice of a resolution which may properly be moved and is intended to be moved at the 2021 annual general meeting.

Such requests, made by the requisite number of shareholders, must be received by us not later than six weeks before the 2021 annual general meeting or, if later, the date at which notice of the 2021 annual general meeting is given. In addition, requests

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may be in hard copy form or in electronic form, must identify the resolution of which notice is to be given and must be authenticated by the person or persons making it.

Requests are to be submitted to our Corporate Secretary (c/o Corporate Secretary, Venator Materials PLC, Titanium House, Hanzard Drive, Wynyard Park, Stockton-on-Tees, TS22 5FD, United Kingdom or to CorporateSecretary@venatorcorp.com).

Pursuant to Section 338 of the Act, a resolution will not be moved if (i) it would, if passed, be ineffective (whether by reason of inconsistency with any enactment or our constitution or otherwise); (ii) it is defamatory of any person; or (iii) it is frivolous or vexatious.

For additional information about shareholder nominations and proposals, see "Corporate Governance—Director Nomination Process."

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PART 8	ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding beneficial ownership of our ordinary shares as of April 22, 2020 by:

•
each person who we know owns beneficially more than 5% of our ordinary shares;

•
each of our directors and nominees;

•
each of our NEOs; and

•
all of our executive officers and directors as a group.

Under the regulations of the SEC, shares are generally deemed to be "beneficially owned" by a person if the person directly or indirectly has or shares voting power or investment power (including the power to dispose) over the shares, whether or not the person has any pecuniary interest in the shares, or if the person has the right to acquire voting power or investment power of the shares within 60 days, including through the exercise of any option, warrant or right. In accordance with the regulations of the SEC, in computing the number of ordinary shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all ordinary shares subject to options or other rights held by the person that are currently exercisable or exercisable within 60 days of April 22, 2020. We did not deem such shares outstanding, however, for the purpose of determining the shareholders entitled to notice of or to vote at the Annual Meeting.

	Ordinary shares Beneficially Owned(1)

Name of Beneficial Owner	Shares	Percent(2)

5% OR MORE BENEFICIAL OWNERS:

Huntsman Corporation(3)	52,118,568	48.8%

Adage Capital Partners, L.P.(4)	9,156,202	8.6%

DIRECTORS AND EXECUTIVE OFFICERS

Peter R. Huntsman(5)	80,325	*

Sir Robert J. Margetts(5)	70,325	*

Douglas D. Anderson(5)	75,625	*

Daniele Ferrari(5)	70,325	*

Kathy D. Patrick(6)	165,379	*

Simon Turner(7)	454,101	*

Kurt Ogden(8)	182,383	*

Russ Stolle(9)	174,534	*

Mahomed Maiter(10)	124,584	*

Dr. Robert L. Portsmouth(11)	58,937

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (11 persons)(12)	1,436,104	1.4%

*
Less than 1%

(1)
The address of each beneficial owner is c/o Venator Materials PLC, Titanium House, Hanzard Drive, Wynyard Park, Stockton-on-Tees, TS22 5FD, United Kingdom and such beneficial owner has sole voting and dispositive power over such shares.

(2)
Based upon an aggregate of 106,735,892 ordinary shares outstanding on April 22, 2020.

(3)
As reported in Schedule 13G/A filed with the SEC on January 28, 2019. Represents ordinary shares held of record by Huntsman (Holdings) Netherlands, B.V., which is a subsidiary owned by (i) Huntsman International LLC ("Huntsman International"), which is a direct wholly-owned subsidiary of Huntsman Corporation, and (ii) Huntsman International Financial LLC, which is a direct wholly-owned subsidiary of Huntsman International. The address of Huntsman Corporation is 10003 Woodloch Forest Drive, The Woodlands, Texas, 77380.

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(4)
As reported in Schedule 13G filed with the SEC on February 12, 2020. Based on such 13G filing, Adage Capital Partners, L.P. has sole voting power over 0 shares, shared voting power over 9,156,202 shares, sole dispositive power over 0 shares and shared dispositive power over 9,156,202 shares. The address of Adage Capital Partners, L.P. is 200 Clarendon Street, 52nd floor, Boston, Massachusetts 02116.

(5)
Includes 70,325 vested share units, the shares underlying which will be deliverable upon termination of service.

(6)
Includes 70,379 vested share units, the shares underlying which will be deliverable upon termination of service.

(7)
Includes options to purchase 297,917 shares of common stock that are exercisable within 60 days of April 22, 2020.

(8)
Includes options to purchase 123,853 shares of common stock that are exercisable within 60 days of April 22, 2020.

(9)
Includes options to purchase 123,849 shares of common stock that are exercisable within 60 days of April 22, 2020.

(10)
Includes options to purchase 97,982 shares of common stock that are exercisable within 60 days of April 22, 2020.

(11)
Includes options to purchase 46,862 shares of common stock that are exercisable within 60 days of April 22, 2020.

(12)
Includes options to purchase a total of 695,264 shares of common stock that are exercisable within 60 days of April 22, 2020, and a total of 351,679 vested share units, the shares underlying which will be delivered to the applicable holder upon termination of service.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

POLICIES AND PROCEDURES

The Board has adopted a Related Party Transactions Policy, which includes the procedures for review, approval and monitoring of transactions involving our company and "related persons" (directors, executive officers, shareholders owning five percent or greater of our ordinary shares, or their respective immediate family members). The policy covers any transaction involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest.

The Compensation Committee reviews and approves any compensation paid to family members of directors and executive officers. All other related person transactions must be approved by the Audit Committee, which approves the transaction only if it determines that the transaction is in, or is not inconsistent with, our interests. In evaluating the transaction, the Audit Committee considers all relevant factors, including as applicable (1) the benefit to us in entering into the transaction; (2) the alternatives to entering into a related person transaction; and (3) whether the transaction is on terms comparable to those available to third parties. If a director is involved in the transaction, he or she is recused from all discussions and decisions about the transaction. The transaction must be approved in advance of its consummation. The Audit Committee periodically monitors the transaction to ensure that there are no changed circumstances that would render it advisable, or not inconsistent with such circumstances, to amend or terminate the transaction and reviews the transaction annually to determine whether it continues to be in our interests.

The Audit Committee approved all transactions described below, in accordance with the Related Party Transactions Policy, and continues to monitor arrangements described below consistent with the Related Party Transactions Policy.

TRANSACTIONS

Our Relationship with Huntsman Corporation

Prior to the Separation, all of our outstanding ordinary shares were indirectly owned by Huntsman Corporation. Currently, Huntsman Corporation, through a wholly owned subsidiary, owns approximately 49% of our outstanding ordinary shares.

This section provides a summary description of agreements entered into between Huntsman Corporation and us in connection with the Separation and our relationship with Huntsman Corporation in 2019. This description of the agreements between Huntsman Corporation and we is a summary and, with respect to each such agreement, is qualified by reference to the terms of the agreement, each of which has been filed with the SEC. We urge you to read the full text of these agreements. We entered into these agreements with Huntsman Corporation immediately prior to the completion of the Separation; accordingly, we entered into these agreements with Huntsman Corporation in the context of our relationship as a wholly-owned subsidiary of Huntsman Corporation. Huntsman Corporation determined the terms of these agreements, which may be more or less favorable to us than if they had been negotiated with unaffiliated third parties.

Separation Agreement

The separation agreement between Huntsman Corporation and our company governs the treatment of all aspects relating to indemnification (other than for tax matters) and insurance, and generally provides for cross-indemnities principally designed to place financial responsibility for the obligations and liabilities of our business with us and financial responsibility for the

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obligations and liabilities of the remaining Huntsman Corporation businesses with Huntsman Corporation. The separation agreement also establishes procedures for handling claims subject to indemnification and related matters. We and Huntsman Corporation also generally released each other from all claims and liabilities between Huntsman Corporation and its subsidiaries on the one hand and us and our subsidiaries on the other hand arising prior to the Separation, including in connection with the activities to implement the Separation (other than claims arising under the transaction agreements), including the indemnification provisions described above or as expressly provided otherwise in the transaction agreements.

Transition Services Agreement

We also entered into a transition services agreement with Huntsman Corporation pursuant to which Huntsman Corporation provided us with certain services and functions for a limited time following the Separation. These services initially included administrative, payroll, human resources, data processing, EHS, financial audit support, financial transaction support, marketing support and other support services, information technology systems and various other corporate services. The services provided covered all necessary services that were provided by Huntsman Corporation to us prior to the Separation.

The services began following the Separation and covered a period of up to 24 months. We were allowed to terminate individual services early as we became able to operate our businesses without those services and phased out all of these services in August 2019. During 2019, we paid $324,796 to Huntsman Corporation in connection with transition services they provided to us.

Tax Matters Agreement

The tax matters agreement governs the respective rights, responsibilities, and obligations of Huntsman Corporation and us with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings, and other matters regarding taxes.

In general, pursuant to the tax matters agreement:

•
We are responsible for any taxes due with respect to tax returns that include only us and/or our subsidiaries. Huntsman Corporation is responsible for any taxes due with respect to tax returns that include only Huntsman Corporation and/or its subsidiaries (excluding us and our subsidiaries). We are responsible for, and indemnify Huntsman Corporation for, taxes attributable to the operations of our businesses prior to the internal reorganization and the Separation reflected on a tax return filed by Huntsman Corporation.

•
We and Huntsman Corporation agreed to cooperate in the preparation of tax returns, refund claims and conducting tax audits concerning matters covered by the agreement.

•
We and Huntsman Corporation were assigned responsibilities for administrative matters, such as the filing of tax returns, payment of taxes due, retention of records and conduct of audits, examinations, and similar proceedings. Huntsman Corporation generally controls tax returns that include both its businesses and our businesses and any disputes relating to such tax returns.

•
Huntsman Corporation is responsible for any sales, use, transfer, registration, documentary, stamp or similar taxes applicable to, or resulting from, the internal reorganization or the sale of our shares in connection with the Separation.

In addition, for US federal income tax purposes Huntsman recognized a gain as a result of the internal restructuring and IPO to the extent the fair market value of the assets associated with our US businesses exceeded the basis of such assets for US federal income tax purposes at the time of the separation. As a result of such gain recognized, the basis of the assets associated with our US businesses increased. This basis step-up gave rise to a deferred tax asset of $77 million that we recognized for the quarter ended September 30, 2017. Due to the 2017 Tax Act's reduction of the US federal corporate income tax rate from 35% to 21%, the basis step-up gives rise to a deferred tax asset of $36 million that we recognized for the year ended December 31, 2017. Pursuant to the tax matters agreement entered into at the time of the separation, we are required to make a future payment to Huntsman for any actual US federal income tax savings we recognize as a result of any such basis increase for tax years through December 31, 2028. For the quarter ended September 30, 2017 we estimated (based on a value of our US businesses derived from the IPO price of our ordinary shares and current tax rates) that the aggregate future payments required by this provision were expected to be approximately $73 million. Due to the 2017 Tax Act's reduction of the US federal corporate income tax rate, we recognized that the aggregate future payments required by this provision are expected to be approximately $34 million. We have recognized a noncurrent liability for this amount as of December 31, 2017 and 2018. During 2019, we reduced the liability to $30 million due to a decrease in the expectation of future payments. Any subsequent adjustment asserted by US taxing authorities could increase the amount of gain recognized and the corresponding basis increase and could result in a higher liability for us under the tax matters agreement.

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Registration Rights Agreement

In connection with the Separation, we entered into a Registration Rights Agreement with Huntsman International LLC and Huntsman (Holdings) Netherlands B.V., a wholly-owned subsidiary of Huntsman International (together, the "Initial Holders"). Pursuant to the Registration Rights Agreement, we agreed to register the sale of our ordinary shares owned by the Initial Holders under certain circumstances.

Demand Rights

The Initial Holders (or their permitted transferees) have the right to require us by written notice to prepare and file a registration statement registering the offer and sale of a certain number of the ordinary shares they own. Generally, we are required to provide notice of the request to certain other holders of our ordinary shares who may, in certain circumstances, participate in the registration. Subject to certain exceptions, we are not obligated to effect a demand registration within 90 days after the closing of any underwritten offering of ordinary shares. Further, we are not obligated to effect more than a total of eight demand registrations.

We are also not obligated to effect any demand registration in which the anticipated aggregate offering price for our ordinary shares included in such offering is less than $25 million. To the extent we are eligible to effect a registration on Form S-3, any such demand registration may be for a shelf registration statement. We are required to use reasonable best efforts to maintain the effectiveness of any such registration statement until the earlier of (i) 180 days (or five years in the case of a shelf registration statement) after the effective date thereof or (ii) the date on which all ordinary shares covered by such registration statement have been sold (subject to certain extensions).

In addition, Huntsman Corporation (or its permitted transferees) has the right to require us, subject to certain limitations, to effect a distribution of any or all of the ordinary shares it or they own by means of an underwritten offering.

Piggyback Rights

Subject to certain exceptions, if at any time we propose to register an offering of ordinary shares or conduct an underwritten offering, whether or not for our own account, then we must notify the Initial Holders (or their permitted transferees) of such proposal to allow them to include a specified number of the ordinary shares they own in that registration statement or underwritten offering, as applicable.

Conditions and Limitations; Expenses

These registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in a registration and our right to delay or withdraw a registration statement under certain circumstances. We will generally pay all registration and offering expenses of the Initial Holders, other than underwriting discounts and commissions, in connection with our obligations under the Registration Rights Agreement, regardless of whether a registration statement is filed or becomes effective.

OTHER INFORMATION

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 18, 2020:

The Notice of Annual General Meeting of Shareholders, the Proxy Statement for the 2020 Annual General Meeting of Shareholders and the US 2019 Annual Report are available at https://materials.proxyvote.com/G9329Z.

We may send a single set of proxy material and other shareholder communications to any household at which two or more shareholders reside unless we have received contrary instructions from those shareholders. This process is called "householding." This reduces duplicate mailings and saves printing and postage costs as well as natural resources. The proxy materials and other shareholder communications may be householded based on your prior express or implied consent. If you wish to receive a separate copy of our proxy materials for each shareholder sharing your address in the future, please contact us by mail in care of Broadridge Financial Solutions, Inc., Householding Department at 51 Mercedes Way, Edgewood, New York, 11717, or by calling 1-800-542-1061, and we will promptly deliver to you the requested material. If you are receiving multiple copies and would like to receive a single copy, or if you would like to opt out of this householding practice for future mailings, please contact your broker, bank or other nominee.

Shareholders should direct communications regarding change of address, transfer of stock ownership or lost stock certificates by mail to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, or by telephone at 1-866-644-4127. Computershare may also be reached through its website at www.computershare.com.

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APPENDIX A

Venator Materials PLC

2019 Directors' Remuneration Report

Statement of the Chairman of the Compensation Committee

Welcome to the report of the Compensation Committee (the "Committee") of Venator Materials PLC (the "company" or "Venator"). This report, as required under the UK Regulations, covers the remuneration of the executive and non-executive directors of Venator. This report has been prepared solely for the purpose of compliance with the UK Companies Act and is separate from the 2020 Proxy Statement, which is filed with the SEC to meet SEC requirements.

The Committee was formed immediately prior to the company's separation from Huntsman Corporation ("Huntsman") through an initial public offering of our ordinary shares (the "Separation"). The Committee is responsible for reviewing the remuneration policy for non-executive directors and making a recommendation to the Board of Directors of the company (the "Board") for its approval. The Committee is also responsible for setting the remuneration policy for all executives, including any executive director. Our President and Chief Executive Officer, Simon Turner, (the "CEO") is the only current executive director. The Committee has established the framework for executive and director compensation at Venator as disclosed in the company's 2020 proxy statement and the directors' remuneration policy (which was approved by shareholders at the company's 2018 annual general meeting and can be found on the company's website in the Annual Report and Accounts attached as Appendix A to the company's 2018 definitive proxy statement). The remuneration policies and practices set out in this report are consistent with these communications, subject to the changes in our remuneration policy proposed herein.

The report is split into two sections and will be subject to approval by shareholders at the 2020 annual general meeting to be held on 18 June 2020 (the "AGM"):

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the directors' remuneration policy, which sets out the company's forward-looking policy on directors' remuneration for three years from the AGM, will be subject to a binding shareholder vote at the forthcoming AGM and after that at least every third year; and

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the Annual Report on remuneration (which sets out details of how the directors have been paid in the prior financial year and how the proposed policy will be applied in the year ahead) will be subject to an advisory vote by shareholders at the AGM.

We encourage shareholders to read the directors' remuneration report as set out in this statement, together with the compensation information set out in the 2020 proxy statement. The Board and the Committee believe that the policies and procedures described in this report are effective in achieving our compensation objectives—supporting delivery of our business strategy, serving to attract and retain high-quality directors and, in the case of our executives, promoting alignment between pay and our financial performance and the performance of our ordinary shares. Alignment between pay and performance was achieved in 2019 by tying a portion of each executive director's compensation to financial metrics such as adjusted EBITDA and free cash flow, which made up 50% of the performance metrics under the 2019 STIP award metrics, and relative total shareholder return ("TSR") compared to a group of 15 peers on which the performance units included in the 2019 long-term incentive plan (were based.

We are sensitive to the compensation corporate governance practices prevalent in the United Kingdom and recognise that some characteristics of our current programs may be more similar to those in the US than those in the UK. Many of these characteristics differ from typical UK practice but are common among our competitors and reflect the company's heritage as a US-based company and the composition of our shareholder base, over 90% of which is located in the US. The Committee has thoroughly reviewed our remuneration policies and concluded that the policy operated as intended in terms of Company performance and reward generated in 2019. We consider these features to remain appropriate within the context of our global company and help to support our business strategy and compensation objectives.

Our director compensation program takes into account the unique responsibilities attendant with service on the board of a public limited company that is incorporated under the laws of England and Wales while being listed on the New York Stock Exchange and being subject to U.S. Securities and Exchange Commission reporting.

Our Corporate Governance Guidelines provide for compensation for our non-executive directors' services in recognition of their time and skills. Directors who are also executive directors or employees do not receive additional compensation for serving on the Board. Maintaining a market based compensation program for our non-executive directors enables our company to attract qualified members to serve on the Board. We compare our director compensation practices to the practices of our peers as well as against the practices of public company boards generally to ensure they are aligned with market practices.

For our executive directors, the primary objective of our compensation program is shareholder value creation. In support of this objective, our compensation program is designed to: (i) align pay with performance; (ii) attract, motivate and retain executives critical to our long-term success by providing a competitive compensation structure; (iii) align our executives' interests with those

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of our shareholders; (iv) encourage long-term focus; and (v) discourage excessive risk taking. The Committee, in coordination with our compensation consultant, Meridian Compensation Partners, LLC ("Meridian"), coordinates the annual review of the executive director compensation program. This review includes an evaluation of our performance, corporate goals and objectives relevant to compensation, and compensation payable under various circumstances, including upon retirement, or in connection with a severance event or a change of control. In making its decisions regarding executive director compensation, our Committee considers the nature and scope of all elements of the executive director's total compensation package, responsibilities and his or her effectiveness in supporting our key strategic, operational and financial goals.

This review also includes an evaluation of the executive director's historical pay and career development, individual and corporate performance, competitive practices and trends, and other compensation issues.

2019 Compensation Highlights

Our non-executive directors receive an annual retainer for service on the Board, an additional retainer for service on its committees and fully vested share awards. Our sole executive director, the CEO, is compensated primarily through the following compensation components:

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base salary;

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annual short-term incentive plan ("STIP") award; and

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annual LTIP awards.

The following compensation related decisions impacted the company's CEO in 2019:

The annual salary for the CEO remained unchanged in 2019 from its 2017 level, when it was set at $850,000 (GBP £657,764) in connection with the Separation.

The Committee establishes target annual STIP award guidelines for the CEO, set as a percentage of base salary. The target award eligibility for the CEO was set at 100% of salary to align with competitive levels for comparable executive positions. The STIP was based on adjusted EBITDA, free cash flow, the business improvement program, which is a program we initiated in 2019, and environmental, health and safety ("EH&S") targets. Details of the targets and performance against them are set out in the Annual Report on Remuneration on page A-15. Target performance was achieved against the free cash flow, adjusted EBITDA and business improvement program targets. Solid performance was achieved against the EH&S targets. Based on this performance, the Committee awarded an STIP payment to the CEO of 101.65% of his year-end base salary (£668,847) for 2019.

The Committee also approved an LTIP award for the CEO with a fair value of $2,250,000, comprising 50% restricted stock units, 25% stock options and 25% performance units, the latter of which vest based upon the company's total shareholder return ("TSR") as compared to a group of 15 peers. The Committee targeted long-term equity compensation awards for the CEO to align with competitive levels and to reflect the contributions of the CEO. The target award amounts were converted to a number of shares based on the grant date fair value of the respective award.

Compensation for 2020

Details of the forward-looking compensation remuneration proposals are set out in the Policy Report on page A-23. No significant changes to the company's approach are proposed for 2020.

We are committed to maintaining an open and transparent dialogue with shareholders and I welcome any comments that you may have.

I hope that you will be able to support the resolutions on remuneration at the AGM.

Daniele Ferrari
Chairman of the Compensation Committee
7 May 2020

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DIRECTORS' REMUNERATION POLICY

This report sets out the remuneration policy for the directors of Venator Materials PLC. The policy is subject to a binding vote by shareholders at our forthcoming AGM on 18 June 2020 and will be effective from that date (subject to shareholder approval). The policy is intended to apply for three years beginning on the date of the AGM unless revised by a vote of shareholders ahead of that time. The policy is consistent with the policy approved at our Annual General Meeting of Shareholders on 31 May 2018 with certain changes as set forth herein. In particular, the revised policy provides the Committee discretion to pay an additional bonus of up to 100% of salary based upon the achievement of business objectives in exceptional circumstances. The revised policy also clarifies that directors expenses may include tax reporting expenses for jurisdictions in which the director is not domiciled and for which tax filings are required due to board service, penalties or interest due to the fault of the company or an error by the company, and other expenses related to compensation matters and/or de minimis costs in connection with the directors' provision of services to the company.

Remuneration policy table

The table below sets out the key elements of the remuneration policy for executive directors. Currently, the only executive director is the CEO, but the policy will apply to any future executive directors appointed to the Board.

Element	Purpose and link to strategy	Operation	Link to performance	Maximum opportunity	Change from previous Policy

Base salary	Core reward for the role set to attract and retain high calibre executives.	Reviewed by the Committee annually or, where appropriate, following a change in an individual's role or responsibilities with any increases normally taking effect in the second quarter each year.

Base salary is normally paid in 12 equal monthly instalments during the year.

Salaries are set to reflect the experience, skills and responsibilities of the individual as well as the scope and scale of their role. Levels are reviewed annually with reference to competitive market data and benchmarks of relevant market comparators, including companies of a similar size and complexity and other comparable companies.	There is no maximum salary level or increase.

Salary increases reflect individual performance and contribution as well as changes in market practices, and the pay and conditions for other employees of the company.

None

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Element	Purpose and link to strategy	Operation	Link to performance	Maximum opportunity	Change from previous Policy

Benefits	To aid appointment and retention.	Provision of benefits includes but is not limited to a company car (or car allowance), medical insurance, life insurance, sick pay and vacation pay. Benefits introduced for the general workforce may also be introduced for executive directors. Additional benefits, including relocation and disturbance allowances, may be provided as applicable.

The company pays the cost of providing these benefits on a monthly basis or as required for one-off events.

Not applicable.	There is no maximum opportunity as the cost of many benefits is generally set by external providers and can change from year to year. The Committee assesses the overall cost on a periodic basis.

The Committee reserves the discretion to include new benefits where it concludes that it is in the interests of the company to do so, having regard to particular circumstances.

The Committee reserves the discretion to increase its spend on benefits in appropriate circumstances such as in response to an increase in benefit cost.

None

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Element	Purpose and link to strategy	Operation	Link to performance	Maximum opportunity	Change from previous Policy

Pension	Provision of pension benefits (or payments in lieu of pension) enable executives to make provision for retirement and ensure overall remuneration is competitive	Due to his exceeding the lifetime pension contribution maximum, the CEO receives an annual cash allowance in lieu of continued active participation in a company sponsored pension plan.(1)	Not applicable.	There is no maximum value specified. The value of the allowance is assessed annually.	None

Short-term incentives (STIP awards)	To reward for delivery of short-term strategic and financial objectives.
Annual incentives are based on the achievement of aggressive performance criteria.

STIP awards are paid in cash following the year to which the award relates.

The Committee has the discretion to apply clawback to the annual incentive.

Annual incentives are based on a mix of financial, strategic and operational targets. Details of the targets will be disclosed retrospectively in next year's annual report on remuneration when they are no longer deemed commercially sensitive by the Committee.
100% of salary at target for the CEO.

The maximum STIP award opportunity is normally capped at 200% of target. This may be exceeded up to 300% of salary in exceptional circumstances.

Achievement levels between threshold and target result in payouts from 0% to 100% of target awards. Achievement levels between target and maximum result in payouts from 100% to 200% of target awards.

Introduction of discretion to pay an additional 100% of salary bonus in exceptional circumstances

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Element	Purpose and link to strategy	Operation	Link to performance	Maximum opportunity	Change from previous Policy

In exceptional circumstances, such as to reward completion of a material transaction or successful resolution of other non-routine material matters, the Committee will have discretion to pay an additional bonus of up to 100% of salary.

The Committee may increase the target and maximum amounts available from time to time.

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Element	Purpose and link to strategy	Operation	Link to performance	Maximum opportunity	Change from previous Policy

Long-term incentives (LTIP awards)	To reward for the delivery of sustainable long-term performance and align the interests of executive directors with those of Venator's shareholders.	The LTIP was adopted on 1 August 2017 and the Board has approved the amendment and restatement of the LTIP subject to approval by shareholders at the AGM.

The LTIP permits the grant of stock options, stock appreciation rights, restricted shares, restricted stock units, performance awards, bonus stock, substitute awards and other stock-based awards (collectively referred to as "awards"). It is currently intended that awards to executive directors will normally be made annually and will comprise stock options, restricted stock units and performance awards.

Participation and individual award levels will be determined at the discretion of the Committee within the terms of the LTIP.

Stock options and restricted stock units granted under the LTIP will normally vest in equal annual instalments over a three-year period. Performance awards will normally vest at the end of the specified performance cycle, subject to achievement of the applicable performance measures.

The Committee will determine the specific terms and conditions of any equity award at the time of grant.

Vesting of restricted stock units will not be subject to any performance measures during the vesting period.

The exercise price for stock options will not be less than 100% of the fair market value of ordinary shares on the date of grant (or 110% in the case of a stock option granted to an eligible employee that owns more than 10% of the company's ordinary shares). The vesting of stock options will not normally be subject to performance conditions.

No participant may receive share denominated awards during a calendar year with respect to more than 3,000,000 ordinary shares. For dollar-denominated awards, the maximum aggregate dollar amount that may be granted to a participant in any calendar year is limited to $15,000,000.

Normal grant level is expected to be less than $5,000,000.

For awards subject to performance conditions, no shares vest for achievement below the minimum performance hurdle.

None

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Element	Purpose and link to strategy	Operation	Link to performance	Maximum opportunity	Change from previous Policy

Awards that are options, stock appreciation rights or other awards for which a participant pays (or the value or amount payable under the award is reduced by) an amount equal to or exceeding the fair market value of the stock determined as of the grant date, are subject to a one-year minimum vesting or forfeiture restriction period.

Awards may be settled in cash, shares or a combination of cash and shares.

Clawback provisions may apply.

For performance awards, the Committee will determine both the performance goals and applicable performance period at the time of grant within the terms of the LTIP.

(1)
While at Huntsman, the CEO participated in the tax-qualified Tioxide Pension Fund and the Huntsman Global Pension Scheme for service with Huntsman prior to 1 January 2011. Venator continues to sponsor these plans, but no benefits have accrued under these plans since they closed on 31 December 2010. In addition, a top-up agreement was put in place in 2012 based on the difference between the final pensionable pay limitations in the Tioxide Pension Fund and the Huntsman Global Pension Scheme. As of 31 December 2018, the value of the CEO's top-up agreement was $15,821,394. Effective 13 November 2019, we terminated the pension top-up agreement with the CEO and agreed to fully satisfy our obligations thereunder by payment to Mr. Turner of an aggregate amount totalling £6,800,000 ($9,588,000), payable in four equal instalments. The first instalment was paid on 20 December 2019, and each of the next three instalments will be paid within 45 days following each of the first three anniversaries of the date of the termination of such agreement.

Notes:

Administration of the incentive plans—the Committee will operate the incentive plans according to the respective rules and consistent with normal market practice and applicable rules or laws.

The rules contain flexibility in a number of regards. This includes determining eligibility in the plan, setting the award levels (subject to the maximum limits set out above), the structure of the award (in the case of an equity grant), dealing with those leaving the company and making adjustments to awards such as following acquisitions, disposals, changes in share capital and other merger and acquisition activity.

The Committee also retains the ability to set performance measures and targets, as applicable. This includes the ability to adjust targets and/or set different measures for the STIP and outstanding LTIP awards if events occur which cause it to determine that the conditions are no longer appropriate and an amendment is required so that the conditions achieve their original purpose and are not materially less difficult to satisfy.

Any use of discretion described above would only be done where the Committee believes it to be in the best interests of the company and would, where relevant, be described in the Annual Report on Remuneration.

The Committee seeks to put in place a package of remuneration that is competitive in the company's industry for talent and with appropriate link to performance and alignment with shareholders. In-line with market practice among our peers, grants of restricted stock units and share options are not subject to performance conditions on vesting. The performance conditions applying to the STIP and performance awards under the LTIP will be based on measures linked to our strategy, and current year and long-term goals. The Committee has broad discretion to determine the performance objectives for any given year. One or more of the following business criteria for the company, on a consolidated basis, and/or for specified subsidiaries, divisions, businesses or geographical units of the company (except with respect to stock price and earnings per share criteria), will normally be used by the Committee in establishing performance goals: (A) earnings per share; (B) revenues; (C) cash flow; (D) cash flow returns; (E) free cash flow; (F) operating cash flow; (G) net cash flow; (H) working capital; (I) return on net assets;

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(J) return on assets; (K) return on investment; (L) return on capital; (M) return on equity; (N) economic value added; (O) gross margin; (P) contribution margin; (Q) operating margin; (R) net income; (S) pretax earnings; (T) EBITDA; (U) pretax earnings after interest expense and before incentives, service fees, and extraordinary or special items; (V) operating income; (W) total stockholder return; (X) share price; (Y) book value; (Z) enterprise value; (AA) debt reduction; (BB) costs or expenses; (CC) objective safety measures (including recordable incident rates and lost time incident rates); (DD) objective environmental measures (including gas releases); (EE) sales; (FF) market share; (GG) objective productivity measures; (HH) revenue or earnings per employee; (II) objective measures related to implementation or completion of significant projects or processes; (JJ) significant and objective strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; and (KK) significant and objective individual criteria, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporation transactions. The Committee, in its sole discretion, may: (i) appropriately adjust any evaluation of performance under a performance goal to eliminate the effects of charges for restructurings, discontinued operations, extraordinary items and all items of gain, loss or expense determined to be extraordinary or unusual in nature or related to the disposal of a segment of a business or related to a change in accounting principle, all as determined in accordance with applicable accounting provisions, as well as the cumulative effect of accounting changes, in each case as determined in accordance with generally accepted accounting principles or identified in the company's financial statements or notes to the financial statements; and (ii) appropriately adjust any evaluation of performance under a performance goal to exclude any of the following that occurs during the applicable performance period: (a) asset write-downs, (b) litigation, claims, judgments or settlements; (c) the effect of changes in tax law or other such laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; or (e) accruals of any amounts for payment under the LTIP or any other compensation arrangement maintained by the company. The performance measures may be absolute or measured relative to one or more peer companies or public indexes.

In the event of a restatement of the financial results of the company due to material noncompliance with any financial reporting requirement under the securities laws as a result of the misconduct of any executive director, the result of which is that such executive director's performance-based compensation paid, including STIP and LTIP awards, would have been less had it been calculated based on such restated results, the Committee may, subject to the provisions of the company's Incentive Remuneration Policy, seek to recover from such executive director, for the benefit of the company, the after-tax portion of the difference between the awarded compensation and the actual compensation absent the restatement.

The company's approach to annual salary reviews is consistent across the company, with consideration given to the scope of the role, level of experience, responsibility, individual performance and pay levels in comparable companies.

Executive stock ownership guidelines

Effective 14 November 2017, the Board adopted the Executive Stock Ownership Guidelines (the "Guidelines") to more closely align the executives' interests with shareholders and to encourage executives to make decisions that will be in the company's long-term best interests—through all industry cycles and market conditions. The Guidelines require that the CEO achieve and maintain ownership of Venator stock equal to five times base salary, to be achieved over a five year period.

During any year in which a director's ownership target is not met, he or she is required to retain at least 50% of net shares delivered through the LTIP (after deducting for the payment of taxes and, in the case of stock options, after deducting for payment of the exercise price of stock options). Shares acquired by a director prior to becoming subject to the Guidelines are not subject to the retention restriction. There are exceptions to the retention requirement for estate planning, gifts to charity, education and a participant's primary residence. Hardship exemptions may be made in rare instances as approved by the human resources department and the Chairman of the Compensation Committee.

Service contracts and policy on payments for loss of office

1. Employment Agreements

We do not enter into service contracts with our non-executive directors and they are not entitled to any benefits in connection with a loss of office.

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There is no fixed or indicative duration or notice period applicable to the CEO's appointment, but the CEO may be entitled to certain benefits in connection with a loss of office as described hereafter. In December 2018, we entered into an employment agreement with the CEO (the "Employment Agreement"). The Employment Agreement reflects a continuation of the base salary then in effect and annual reviews for increase thereof, continued participation in the STIP, annual LTIP awards having a grant value of at least the value of such employee's 2018 long-term incentive award grant, and continued severance benefits under the Executive Severance Plan, described below. The Employment Agreement also provides that the CEO will be entitled to participate in the various benefits plans available to other employees. Executive officer compensation shall continue to be subject to annual review by the Committee. In addition, the Employment Agreement contain confidentiality, non-solicitation and non-compete provisions.

As additional terms, the Employment Agreement provides that in the event that we terminate the LTIP, the CEO is entitled to receive, during each year of employment with our company and in lieu of stock awards under the LTIP, an annual grant of performance units or similar long-term incentive compensation having a grant value of at least the value of such employee's 2018 LTIP award grant, and vesting over three years. In addition, the Employment Agreement provides that under the Executive Severance Plan, upon a "Termination for Good Reason" by the CEO following a Change of Control (as defined in the LTIP), Replacement Awards (as defined in the LTIP), which may be issued to replace existing equity awards in connection with a Change of Control, shall become fully vested. In addition, the Employment Agreement provides that a breach by our company or our affiliates of the Employment Agreement shall be deemed to be a sufficient cause for a "Termination for Good Reason" under the Executive Severance Plan.

Effective 13 November 2019, we amended the CEO's Employment Agreement as described in "Annual Report on Remuneration for 2019—Pension" below.

2. Executive Severance Plan

In July 2017, the company adopted the Venator Materials Executive Severance Plan (as amended and restated from time to time) (the "Executive Severance Plan") to provide severance and change of control benefits to executive directors in connection with a termination of the executive's employment by the company without "Reasonable Cause", or by the executive for good reason. The Executive Severance Plan was amended and restated in November 2017. Non-executive directors are not eligible to participate in the Executive Severance Plan. The Executive Severance Plan initially mirrored closely the terms of the Huntsman Executive Severance Plan in place at that time. As amended and restated, the Executive Severance Plan provides market severance benefits and is more inclusive for participants outside the United States.

The Executive Severance Plan applies to the CEO, and any other executive director appointed, and provides executive directors cash payments equal to two times their base compensation (salary) plus an amount equal to their "Pro Rata Bonus for Termination Year" (see below).

The portion of the payment related to base compensation will be paid within 60 days of an executive director's termination, and the portion of the payment related to the pro rata bonus will be paid in ordinary course under the applicable plan as payments are made to the remaining participating employee population, unless otherwise required by applicable law.

In the event that an executive director is eligible to receive severance benefits pursuant to a separate plan or arrangement, whether by contract or through a regulatory entitlement, the executive director will not be eligible for severance benefits pursuant to the Executive Severance Plan unless he waives all rights to the benefits under that separate severance plan, arrangement or entitlement. Conversely, the executive director can elect not to participate in the Executive Severance Plan and continue to be eligible for benefits under such a separate severance plan, arrangement or entitlement. The CEO has waived his rights to any other severance benefits in favour of eligibility under the Executive Severance Plan.

Pursuant to the Executive Severance Plan:

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"Reasonable Cause" means: (1) the grossly negligent, fraudulent, dishonest or wilful violation of any law, the material violation of any of our significant policies that materially and adversely affects us or other circumstances where we would be entitled, under the director's contract, if any, to terminate director's employment; or (2) the failure of the director to substantially perform his duties.

•
"Pro Rata Bonus for Termination Year" means a pro rata portion (by calendar days) of the annualised bonus under the applicable bonus program in effect at the time of the director's termination where the annualised bonus is calculated in accordance with our actual performance for the full calendar year during which the director's termination occurs.

The Executive Severance Plan also provides for outplacement services for a period that is the lesser of twelve (12) months following the executive director's termination or until the executive director obtains substantially comparable employment.

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3. LTIP

Subject to the CEO's Employment Agreement described above, under the LTIP, upon an employee's termination of service with the company, whether voluntary or involuntary (and including without limitation termination on account of death, disability, or retirement), all such employees' awards as to which vesting has not occurred as of the date of termination will be forfeited. However, the Committee may, when it finds that a waiver would be in the best interests of the company, waive any or all remaining vesting conditions.

As discussed above, pursuant to the CEO's Employment Agreement, upon a "Termination for Good Reason" by the CEO following a Change of Control, Replacement Awards (as defined in the LTIP), which may be issued to replace existing equity awards in connection with a Change of Control, shall become fully vested

In addition, under the LTIP, if there is a Change of Control, the Committee may, in its discretion, provide for:

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acceleration of the vesting of all or any portion of an award;

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the waiving of any remaining restrictions of performance share units, in whole or in part, and deem the applicable performance period to end immediately prior to the occurrence of the change of control (in which case the satisfaction of the applicable relative TSR performance metrics will be based upon actual performance as at the end of the revised performance period);

•
changing the period of time during which vested awards may be exercised (for example, but not by way of limitation, by requiring that unexercised, vested awards terminate upon consummation of the change of control);

•
payment of substantially equivalent value in exchange for the cancellation of an award;

•
assumption by the successor company of an award, or the substitution thereof for similar options, rights or awards covering the stock of the successor company; and/or

•
issuance of substitute awards of substantially equivalent value.

Our policy on termination payments on a Change of Control is intended to reflect market practice in the United States.

Approach to recruitment remuneration

Remuneration arrangements for a new executive director would be set in accordance with the existing policy in force at the time of appointment, including the maximum limits set out therein, except as noted below:

•
if it is considered appropriate to set the salary for a new executive director at a level which is below market, his or her salary may be increased in future periods to achieve the desired market positioning by way of a series of phased above inflation increases, subject to continued development in the role;

•
the Committee may set different performance measures and targets for the STIP, depending on the timing and nature of the appointment;

•
in the case of an executive director being recruited overseas, being recruited by the company to relocate overseas or an existing executive director being asked to relocate overseas, expatriate benefits may be provided on an ongoing basis. The Committee may also approve the payment of one-off relocation-related expenses and legal fees;

•
the Committee may offer additional cash and/or share-based elements to compensate an individual for remuneration forfeited on leaving a former employer, in connection with an executive joining the company following merger and acquisition activity or for any other reason at the discretion of the Committee, if it considers these to be in the best interests of the company and its shareholders. Depending on individual circumstances at the time, the Committee has the discretion to determine the type of award (i.e. cash, shares, options, vesting and holding periods and whether or not performance conditions would apply). When exercising its discretion, the Committee will carefully consider the balance between the need to secure an individual in the best interests of the company against the concern of shareholders about the quantum of remuneration. Any use of discretion would be disclosed to shareholders if considered appropriate by any reasonably practicable means; and

•
in the case of an internal appointment, any variable pay element awarded in respect of the prior role will be allowed to pay out according to its original terms or adjusted as considered appropriate to reflect the new role.

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Executive reward under different performance scenarios

The CEO's total remuneration for minimum, target and maximum performance is presented in the chart below.

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"Minimum" reflects fixed pay (salary, benefits and pension cash payments) and LTIP awards granted in 2020 (restricted shares have been included at their face value, share options have been included based on the expected Black Scholes value at the time of grant and nil vesting of performance units). Certain benefits and pension cash payments vary from year to year, but make up a small portion of total remuneration. The amounts shown in this table assume these variable amounts will not change in 2020. Share price appreciation has been excluded from the amount shown;

•
"Target" reflects fixed pay (salary, benefits and pension cash payments), target STIP award opportunity for 2020 and LTIP awards granted in 2020 (restricted shares have been included at their face value, share options have been included based on the expected Black Scholes value at the time of grant and performance units have been included at their target value). Share price appreciation has been excluded from the amount shown;

•
"Maximum" reflects fixed pay (salary, benefits and pension cash payments), maximum STIP award opportunity for 2020 and LTIP awards granted in 2020 (restricted shares and performance units have been included at their maximum/face value and share options have been included based on the expected Black Scholes value at the time of grant). Share price appreciation has been excluded from the amount shown; and

•
"Maximum + 50% share price growth" reflects fixed pay (salary, benefits and pension cash payments), maximum STIP award opportunity for 2020 and LTIP awards granted in 2020 (restricted shares and performance units have been included at their maximum/face value and share options have been included on the basis of the theoretical gain on exercise). In accordance with the regulations, share price growth of 50% has been assumed for LTIP awards.

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Non-Executive Director Compensation

Element	Purpose and link to strategy	Operation	Maximum opportunity

Annual retainer	To enable the company to recruit high calibre, experienced non-executive directors.	The Chairman and non-executive directors receive a base cash retainer, with supplementary retainers payable for additional Board responsibilities (e.g. chairmanship of the Board, membership or chairmanship of a Board Committee or for the role of Vice Chairman/Lead Independent Director).

Annual retainers are normally paid in 4 quarterly instalments during the year.

Retainers are typically reviewed annually against those for non-executive directors in companies of a similar scale and complexity. Non-executive directors are not eligible to receive benefits.

Details of the current retainer and supplementary retainer policy are set out on page A-18 of the annual report on remuneration.

Retainer levels are reviewed on a periodic basis and may be increased taking into account factors such as the time commitment of the role and market levels in companies of comparable size and complexity and other broadly comparable companies.

Equity-based compensation	To enable the company to recruit high calibre, experienced non-executive directors.
		In addition to the annual and supplementary cash retainer, the non-executive directors, including the Chairman, are also eligible to receive annual equity based compensation under our LTIP. The equity award will be awarded in the form of shares, share units or other awards permissible pursuant to the LTIP, fully vested or subject to vesting conditions.	Equity awards will be granted annually over shares with a grant date value equal to $120,000, subject to normal increases from time to time.

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Element	Purpose and link to strategy	Operation	Maximum opportunity

Other	To enable the executive directors to appropriately fulfil their duties	The Chairman and non-executive directors are entitled to reimbursement of reasonable expenses (including any tax payable thereon) incurred in connection with their duties. Expenses may also include tax reporting expenses for jurisdictions in which the director is not domiciled, penalties or interest due to the fault of the company or an error by the company, and other expenses related to compensation matters and/or de minimis costs in connection with the directors' services.	No maximum limits are specified.

In 2017, the company adopted a voluntary deferred compensation plan in which the Chairman and non-executive directors are eligible to participate, which provides for deferral of annual retainers until termination of service.

The Chairman and non-executive directors are subject to share ownership guidelines, which must be achieved within five years following appointment to the Board. Under these share ownership guidelines, the Chairman and non-executive directors are required to build and maintain a shareholding with a value equal to five times their annual cash retainer.

The appointment for the Chairman and non-executive directors is subject to annual re-election at the AGM. Appointments may be terminated at any time or in accordance with the Amended and Restated Articles of Association of the company or upon their resignation. The non-executive directors are not entitled to receive any compensation on termination of their appointment other than the payment of deferred annual retainers or share units issuable upon termination of service.

For the appointment of a new Chairman or non-executive directors, the retainer arrangement would be set in accordance with the approved remuneration policy in force at that time.

Statement of consideration of employment conditions elsewhere in the company

The remuneration policy for the CEO is similar to the policy applied to other senior executives across the company.

The same overarching principle applies across the company, that compensation should be sufficient to attract and retain high calibre talent and should support the delivery of the business strategy. There are, however, some differences in the structure of the remuneration policy for the CEO compared to other employees, which the Committee believes are necessary to reflect the different levels of responsibility. The three main differences are the increased emphasis on performance-related pay (through a higher variable pay opportunity), a greater focus on long-term alignment (through greater use of equity and minimum shareholding guidelines) and severance related benefits.

Although the Committee does not formally consult with employees in respect of the design of the directors' remuneration policy, the Committee does consider the general basic salary increase, remuneration arrangements and employment conditions for the broader employee population when determining the remuneration policy for executive directors.

Consideration of shareholder views

The Committee values the views of the company's shareholders and guidance from shareholder representative bodies. Shareholder feedback received in relation to the AGM, as well as any additional feedback received during the year, will be considered as part of the company's annual remuneration review. The Committee will consider the views of major shareholders in connection with making any significant changes to the remuneration policy.

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Annual Report on Remuneration for 2019

This report sets out details on how the directors were remunerated for the year under review and how the Committee intends to apply the remuneration policy in the forthcoming financial year. This Annual Report on Remuneration will be put to an advisory shareholder vote at the forthcoming AGM.

Compensation Committee members

Daniele Ferrari (Chairman)
Sir Robert J. Margetts
Kathy Patrick

All members of the Committee are independent non-executive directors.

Responsibilities

The Committee approves the company's policy on executive remuneration and determines the levels of remuneration for the executive directors. The Committee recommends to the Board the remuneration levels for the Chairman and all other non-executive directors. The Committee's terms of reference, or charter, can be viewed on the company's website at www.venatorcorp.com and are also available from the company upon request.

Advisors

The Committee receives support from both inside and outside the company. Internal support is provided by the company's General Counsel. The Chairman of the Board and the CEO are also invited to attend meetings where appropriate. No executive director or officer is present when matters relating to his/her own remuneration are discussed.

Meridian was appointed in 2017 to act as the independent adviser to the Committee. The total fees and expenses paid to Meridian for services to the Committee in 2019 was $184,104. This was based on an hourly rate for the provision of remuneration advice to the Committee in 2019 and certain expenses in connection with obtaining market remuneration data. Meridian provided no other services to the company during 2019. The Committee is satisfied that the advice that it receives from Meridian is objective and independent.

The Committee determined that the services provided by Meridian to the Committee during 2019 did not give rise to any conflict of interest. The Committee made this determination by assessing the independence of Meridian using the six independence factors adopted by the SEC and incorporated into the NYSE Corporate Governance Listing Standards. Further, in making this assessment, the Committee considered Meridian's written correspondence to the Committee that affirmed the independence of Meridian and the partners, consultants and employees who provide services to the Committee on executive and director compensation matters.

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Directors' remuneration for 2019

The table below shows the remuneration, paid to or receivable by, the executive and non-executive directors of the company in 2019 (in thousands).

	Salary and fees		Taxable benefits(3)		Annual STIP award(4)		Annual LTIP award(5)		Pension(6)		Other				Total

Single total figure table	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2019		2018		2019	2018

Executive

Simon Turner(1)	$849	$938	$16	$15	$863	$381	$1,688	$2,000	$134	$148	—		—		$3,550	$3,482

Non-executive

Peter R. Huntsman(2)	$100	$100	—	—	—	—	—	—	—	—	$120	(7)	$120	(7)	$220	$220

Sir Robert J. Margetts(2)	$120	$120	—	—	—	—	—	—	—	—	$120	(7)	$120	(7)	$240	$240

Douglas D. Anderson(2)	$105	$115	—	—	—	—	—	—	—	—	$120	(7)	$120	(7)	$225	$235

Daniele Ferrari(2)	$100	$100	—	—	—	—	—	—	—	—	$120	(7)	$120	(7)	$220	$220

Kathy Patrick(2)	$95	$105	—	—	—	—	—	—	—	—	$120	(7)	$120	(7)	$215	$225

Total	$1,369	$1,478	$16	$15	$863	$381	$1,688	$2,000	$134	$148	$600		$600		$4,670	$4,622

(1)
The CEO is the only executive director of the company. He is remunerated by our wholly-owned subsidiary of the company, Venator Materials UK Limited. Details of the CEO's historical compensation can be found in Venator's filings and communications with the SEC. Amounts paid to the CEO in GBP have been converted using an exchange rate of 1 GBP to 1.29 USD, being the exchange rate as of 1 February 2019 (the internal date used to estimate pro forma elements of compensation in 2019). Amounts paid under the Annual LTIP award represent the grant date fair value of such awards. 2018 compensation is based on exchange rates as of 2 February 2018.

(2)
Please see "Non-executive Director Compensation on page A-18 for an explanation of these fees.

(3)
For the CEO, taxable benefits relate to use of a company car and a long time service award. For the non-executive directors, there are no taxable benefits.

(4)
Annual STIP award amounts for 2019 and 2018 relate to the bonus for the financial years ending 31 December 2019 and 31 December 2018, respectively (see section entitled "Annual STIP Award" on page A-15 for further details).

(5)
Details of outstanding equity awards granted to the CEO under the LTIP are set out on page A-16. The values included in the table above relate to the values of awards granted under the LTIP.

(6)
Pension amounts for 2019 and 2018 relate to pension cash contributions paid to the CEO in 2019 and 2018, respectively (see section entitled "Pension" on pages A-15 to A-16 for further details).

(7)
These amounts relate to the annual equity-based compensation awarded to the non-executive directors under the LTIP, consisting of fully vested share units (see page A-16 for further details).

Annual STIP award

The CEO was entitled to participate in an annual bonus arrangement referred to as the "STIP" (short-term incentive plan) for the year ending 31 December 2019. The bonus opportunity for target performance was 100% of base salary. Achievement levels between threshold and target result in award payouts from 0% to 100% of target. Achievement levels between target and maximum result in award payouts from 100% to 200% of target for the CEO. The bonus was based on:

		Performance require at:
	Weighting (% salary at target)				Actual performance	Payout (% salary)
Performance measure		Threshold	Target	Stretch
Corporate free cash flow	30%	$(145)	$(121)	$(95)	$(121)	30.0%
Corporate adjusted EBITDA	20%	$143	$190	$220	$188	19.2%
Business improvements	15%	$12	$15	$20	$15	15.0%
Total Recordable Injury Rate	7.5%	0.63	0.53	0.43	0.53	7.5%
Process Safety Objective	7.5%	0.16	0.10	0.08	0.16	0.0%
Discretionary	20%	—	—	—	—	30.0%

Total	100%					101.65%

The total bonus paid for the period to 31 December 2019 was $862,516 (101.65% of salary). The bonus was paid in cash.

Pension

While at Huntsman, the CEO participated in defined benefit pension arrangements through the tax-qualified Tioxide Pension Fund and, for service with Huntsman through 2010, the Huntsman Global Pension Scheme. The Tioxide Pension Fund was largely maintained to provide benefits for employees in Huntsman's Pigments and Additives segment. Sponsorship of the plan

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was transferred to Venator in connection with the Separation. At the beginning of 2018, Huntsman transferred sponsorship of the Huntsman Global Pension Scheme to Venator and Venator will continue to maintain the plan for applicable participants.

The company did not make any contributions under either of these plans for the CEO in 2019 and will not make further contributions in future years. In lieu of making contributions to these plans, the company makes monthly cash payments to the CEO that are approximately equivalent to amounts that he would have been eligible to receive as an active plan participant, although the amounts are not directly calculated pursuant to the terms of the pension plan documents. As of 31 December 2019, the CEO had approximately 30 years of service in the U.K. and is fully vested in benefits from these plans.

During 2012, Huntsman entered into a pension top-up agreement with the CEO that was put in place to make up for benefits lost due to regulatory restrictions in the U.K. and which was intended to provide additional benefits based on the CEO's uncapped final salary. The present value for the CEO under this pension top-up agreement varied based on his salary for the preceding 12 months and then-current actuarial and other assumptions. Our company assumed this agreement in connection with the Separation. The benefits payable pursuant to the pension top-up agreement were calculated, determined and paid under the same terms and conditions as the applicable pension plans, therefore the pension top-up arrangement has been reported as a pension plan benefit within the table above.

Effective 13 November 2019, we terminated the pension top-up agreement with the CEO pursuant to an amendment to his Terms and Conditions of Employment with our affiliate that employs the CEO (the "Top-Up Amendment"). Prior to the termination of the arrangement pursuant to the Top-Up Amendment, the present value of the CEO's accumulated benefit under the pension top-up agreement had continued to increase beyond the $15,821,394 disclosed in our 2019 proxy statement. The CEO was fully vested in all benefits provided under the pension top-up agreement prior to its termination.

Pursuant to the Top-Up Amendment, the pension top-up agreement was terminated and our obligations under the pension top-up agreement will be fully satisfied by payment to the CEO of an aggregate amount totalling £6,800,000 ($9,588,000), the approximate value of the pension top-up obligation at the date of Venator's separation from Huntsman, and which pursuant to the Amendment is payable in four equal instalments. The first instalment was paid on 20 December 2019, and each of the next three instalments will be paid within 45 days following each of the first three anniversaries of the date of the Top-Up Amendment. In the event of the CEO's termination for any reason prior to 13 November 2022, we may elect, in our discretion, to accelerate the payments of any remaining unpaid instalments or to continue to pay such instalments on the originally scheduled payment dates. All remaining unpaid instalments will be paid to the CEO (or his estate) within 45 days following a change in control or his death.

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Long-term incentive plans (supplemental equity award)

Details of the supplemental equity granted to the CEO under the LTIP in 2019 are set forth below. The awards are not subject to performance conditions.

Awards to the CEO	Fair value(1) ($'000)	Award date	No. of shares granted	Exercise price ($)	Date of vesting/exercise	Expiry Date
Restricted stock units	1,125	13 February 2019	195,652	—	The award vests in three equal annual instalments beginning 13 February 2020	—
Stock options	563	13 February 2019	223,214	5.75	The award vests in three equal annual instalments beginning 13 February 2020	13 February 2029
Performance Units(2)	563	13 February 2019	Target: 97,826 Max: 195,652	—	The award vests on 31 December 2021 subject to achievement of relative TSR performance	—

(1)
Based on the fair value of the awards at the date of grant. The fair value of the restricted stock units and the performance units is the same as the face value. The fair value of each stock option on the date of grant was $2.52 using the Black Scholes valuation method. If the stock options were shown based on the face value at the date of grant, which is not considered by the Committee in determining the value of such awards, then the value of the stock options would be $1,283,480. In accordance with the regulations, the fair value of the restricted stock and stock option awards are included in the single figure of total remuneration for the year. The value of performance units will be reported in the single figure for the year in which the performance period ends.

(2)
Performance units are paid based on relative payout against a group of peers as follows:

Percentile Rank Relative TSR(a)	Payout Percentage of Target Number of Shares(b)

90th percentile or better	200%

75th percentile or better	175%

50th percentile or better	100%

25th percentile or better	50%

Less than 25th percentile	0%

(a)
The peer group comprises the following companies:

Albemarle Corporation	Chemours Company	RMP International Inc.

Ashland Global Holdings Inc.	Croda International Plc	Sika AG

Axalta Coating Systems	Ferro Corporation	Tronox Limited

Cabot Corporation	Johnson Matthey Plc	Wacker Chemie AG

Celanese Corporation	Lonza Group Ltd.	W. R. Grace & Co.

(b)
Payouts for performance between points determined using straight-line interpolation. The Committee may reduce the payout of performance units if absolute TSR is negative.

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As of 31 December 2019, the CEO had outstanding the awards set forth below under the LTIP. Other than as indicated below, the awards are not subject to performance conditions.

Awards to the CEO	Award date	No. of shares outstanding	Exercise price ($)	Date of vesting/exercise	Expiry Date
Stock option	16 August 2017	57,496	15.81	The award vests in three equal annual instalments beginning 1 February 2018(1)	1 February 2027
Restricted stock units	16 August 2017	8,433	—	The award vests in three equal annual instalments beginning 1 February 2018(2)	—
Restricted stock units	27 September 2017	5,840	—	The award vests in three equal annual instalments beginning 27 September 2018(2)	—
Stock options	27 September 2017	41,494	22.83	The award vests in three equal annual instalments beginning 27 September 2018(1)	27 September 2027
Restricted stock units	14 February 2018	30,497	—	The award vests in three equal annual instalments beginning 14 February 2019(2)	—
Stock options	14 February 2018	109,409	21.86	The award vests in three equal annual instalments beginning 14 February 2019(1)	14 February 2028
Restricted stock units	13 February 2019	195,652	—	The award vests in three equal annual instalments beginning 13 February 2020(2)	—
Performance units	13 February 2019	97,826	—	The award vests on 31 December 2021, subject to the achievement of relative TSR performance metrics during the performance period from January 1, 2019 to December 31, 2021	—
Stock options	13 February 2019	223,214	5.75	The award vests in three equal annual instalments beginning 13 February 2020(1)	13 February 2029

Total		769,861

(1)
Each option may not be exercised on or after the earliest of the following: (i) the date that is ten (10) years following the date of grant (which is tied to the original grant date of the parent award); (ii) the expiry of the period of six months following termination or certain changes of control; and (iii) the expiry of the period during which any person or groups of persons is bound or entitled under Sections 979 to 982 or Sections 983 to 985 of the Companies Act 2006 (or similar law of another jurisdiction) to acquire shares of the same class as the ordinary shares.

(2)
Upon vesting of restricted stock units and performance units, ordinary shares are delivered to the CEO net of shares forfeited for taxes. The net ordinary shares issued to the CEO are included below in the Statement of directors' shareholding and share interests—Beneficially owned shares.

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Non-executive Director Compensation

The fee policy for the non-executive directors in 2019 was as follows:

Annual retainer	$60,000

Additional retainer:
Chairman of the Board	$40,000
Vice Chairman/Lead Independent Director	$25,000
Audit Committee: Chairman	$20,000
Audit Committee: Member(1)	$15,000
Compensation Committee: Chairman	$15,000
Compensation Committee: Member(1)	$10,000
Nominating & Governance Committee: Chairman	$15,000
Nominating & Governance Committee: Member(1)	$10,000

(1)
The chair of each committee was eligible to receive the additional retainer applicable to committee members in addition to the retainer applicable to the committee chair.

In addition to the cash compensation, the non-executive directors were eligible to receive annual equity based compensation with an aggregate grant date value equal to $120,000. These share units, granted under the LTIP, were fully vested upon grant and no exercise price will be payable. Details of the share awards granted in 2019 to the non-executive directors are set out in the table below:

	Award type	Value(1) ($'000)	Award date	No. of shares granted
Peter R. Huntsman	Equity	$120	13 February 2019	20,870
Sir Robert J. Margetts	Equity	$120	13 February 2019	20,870
Daniele Ferrari	Equity	$120	13 February 2019	20,870
Douglas D. Anderson	Equity	$120	13 February 2019	20,870
Kathy Patrick	Equity	$120	13 February 2019	20,870

Total		$600		104,350

(1)
Based on the share price on the date of grant of $5.75 on 13 February 2019.

Payments to past directors

There were no payments to past directors during the period.

Payments for loss of office

There were no payments for loss of office during the period.

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Statement of directors' shareholding and share interests

The table below sets out details of the directors' shareholdings and share interests at 31 December 2019.

			Interests in shares(1)

Director	Beneficially owned shares	Vested Stock Options	Unvested Stock Options	Unvested restricted stock units	Unvested performance units	Vested and undelivered share units	Total

Executive

Simon Turner	109,066	167,877	329,149	240,427	97,826	—	944,345

Non-Executive

Peter R. Huntsman	10,000	—	—		—	31,615	41,615

Sir Robert J. Margetts	—	—	—		—	31,615	31,615

Douglas D. Anderson	5,300	—	—		—	31,615	36,915

Daniele Ferrari	—	—	—		—	31,615	31,615

Kathy Patrick	95,000	—	—		—	31,669	126,669

(1)
The interests in shares are not subject to any performance conditions.

We adopted share ownership guidelines effective 14 November 2017 pursuant to which both executive and non-executive directors must own a number of shares equalling at least 500% of his or her applicable salary or annual retainer. Shares counting toward the guideline include shares held outright by a participant, shares held in trust or under similar arrangements, restricted stock units and share units issued as part of long-term compensation and net shares acquired upon exercise of stock options. Shares acquired by the participant prior to becoming subject to the guidelines are not subject to the retention restriction. Once the guideline is achieved, a participant will not be deemed to have failed to achieve the guideline as a result of a subsequent decline in the market price of Venator's ordinary shares.

As of 31 December 2019 based on the closing share price of $3.83 on that date, the CEO and the non-executive directors had the following shares counting toward the guidelines:

Director	Guideline Shares Held	Percentage of Guideline Held

Executive

Simon Turner	349,493	32%

Non-Executive

Peter R. Huntsman(1)	41,615	27%

Sir Robert J. Margetts	31,615	20%

Douglas D. Anderson	36,915	24%

Daniele Ferrari	31,615	20%

Kathy Patrick(1)	126,669	81%

(1)
Notwithstanding the above, Mr. Huntsman and Ms. Patrick previously achieved the guideline and are deemed to be in compliance with the guideline notwithstanding the subsequent decline in market price.

Until such guideline is met, the CEO is required to retain at least 50% of net shares delivered through the company's stock incentive plans. Executive and non-executive directors will not be deemed to be out of compliance with the ownership guidelines until five years after their respective service as a director began.

Executive Directors' outside appointments

Executive directors may accept outside appointments with prior Board approval, provided that these opportunities do not negatively impact on their ability to fulfil their duties to the company. Whether any related fees are retained by the individual or are remitted to the company will be considered on a case-by-case basis. The CEO does not currently have any outside appointments.

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Performance graph and table

The chart below shows the total shareholder return performance of the company for the period since the Separation to 31 December 2019, compared to the following indices: the S&P Midcap 400 Index; and the S&P 500 Chemicals Index. These comparators have been chosen as they are broad equity indices comprised of entities of comparable size and complexity.

The table below shows the total remuneration of the CEO over the same period, showing full year 2019 compensation and compensation since the separation in 2017.

Remuneration of the President & CEO	2019	2018	2017
Total Remuneration ($'000)	3,550	3,482	2,919
Annual STIP award payable (% maximum)(1)	50.8%	20.3%	73%
Restricted stock units and stock options granted (% maximum)(2)	15%	13.3%	6.3%
Performance shares vesting (% maximum)	n/a	n/a	n/a

(1)
The maximum STIP opportunity is 200% of base salary.

(2)
The maximum LTIP opportunity is $15,000,000.

Percentage change in remuneration of the Chief Executive Officer

Set out below is the change over the prior period in base salary, benefits and STIP of the Chief Executive Officer and the company's employees.

		Chief Executive Officer	All employees
	2019 £000	Percentage change (FY 2018 vs FY 2019)(1)	2019: £000	Percentage change (FY 2018 vs FY 2019)(1)
Salary	658	n/a	74,179	(14.8)
Benefits	13	17.4	4,505	0.7
STIP	669	150.5	16,260	32.4

(1)
Percentage figures based on annualised change.

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CEO pay ratio

The table below shows the ratio of the CEO's pay to that of the 25th percentile, 50th percentile and 75th percentile total remuneration of the company's employees in the UK.

	25th %	50th %	75th %
CEO Pay Ratio	83:1	61:1	46:1

We selected Option A as the pay ratio methodology for 2019, as it is the most statistically accurate method available. Under Option A, we have calculated these figures with actual compensation data for our UK employees. The 25th, 50th and 75th percentile employees were determined based on the remuneration as of 31 December 2019 of all UK employees employed for the full 2019 fiscal year.

The table below shows the breakdown of remuneration for each percentile employee:

	Salary (£)	Benefits (£)	STIP (£)	Pension (£)	Total (£)
25th Percentile	29,422	531	772	2,277	33,002
50th Percentile	38,750	531	1,408	4,535	45,224
75th Percentile	51,408	531	1,140	6,648	59,727

In reliance on paragraph 19D(6), we omitted LTIP awards because these are less common among the general UK employee population.

As a company registered with the US Securities and Exchange Commission, we are also required to provide the pay ratio disclosure starting on page 47 of the proxy statement (the "Proxy CEO Pay Ratio"). There are various differences between the methodologies used to calculate that disclosure and the one set out above. For example, the employee population used for the purposes of the Proxy CEO Pay Ratio is our global employee, rather than only UK employees. Additionally, total compensation used both for the CEO and the median employee in the Proxy CEO Pay Ratio includes all equity awards granted in the year, valued at the share price on the date of grant, with performance-based RSU awards at target payout. These and other differences in methodology result in different employees being selected as the median employee for the two pay ratio calculations, leading to different pay ratio figures.

Relative importance of the spend on pay

The table below shows the company's spend on pay compared with distributions to shareholders.

	2019	2018	Percentage Change
Remuneration paid to or receivable by all employees ($'000)	364,500	389,900	(6.5)%
Distributions to shareholders by way of dividends		Nil	Nil
Distributions to shareholders by way of share buy-backs ($'000)		Nil	n/a

Votes on Remuneration in 2019 and 2018

At the company's annual general meeting held on 31 May 2019, the director's remuneration report received the following votes from shareholders:

	Votes	%
For	83,562,421	82.5%
Against	475,110	0.5%
Withheld	385,826	0.4%
Broker Non-Votes	16,822,878	16.6%

At the company's annual general meeting held on 31 May 2018, the company's remuneration policy received the following votes from shareholders:

	Votes	%
For	95,654,410	93.6%
Against	179,452	0.2%
Withheld	193,171	0.2%
Broker Non-Votes	6,194,848	6.1%

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At the company's annual general meeting held on 31 May 2018, the director's remuneration report received the following votes from shareholders:

	Votes	%
For	95,741,160	93.7%
Against	92,982	0.1%
Withheld	197,410	0.2%
Broker Non-Votes	6,194,848	6.1%

Application of the remuneration policy for 2020

A summary of how the directors' remuneration policy (which was approved by shareholders at the company's 2018 annual general meeting and can be found on the company's website in the Annual Report and Accounts attached as Appendix A to the company's 2018 definitive proxy statement) will be applied during the forthcoming year is set out below, which excludes any temporary remuneration changes the Committee might choose to implement due to the COVID-19 pandemic. Note that if shareholders approve the revised remuneration policy at the 2020 AGM, the Committee may make payments in accordance with the revised policy during 2020.

CEO
Salary for CEO	CEO: £657,764

Salary was set as of 1 July 2017 and was unchanged for 2018, 2019 and 2020. In the remuneration table above, amounts paid to the CEO in GBP have been converted using an exchange rate used in the applicable year to determine salary and bonuses.
Benefits and pension	No change
2020 STIP eligibility
STIP award will be based on a mixture of corporate objectives and personal performance, which will be confirmed following the publication of this report. It is broadly intended that at least 50% of the objectives will be based on financial metrics with the remainder based on non-financial metrics.
2020 LTIP grant
Awards with a fair value of $2,750,000 delivered 50% in restricted stock units, 25% in stock options, 12.5% in performance units based on performance in relative TSR as compared to a group of 11 peers and 12.5% in performance units based on achievement of return on net assets performance, each granted in February 2020.
Adjustments
The Committee retains the right to make adjustments to actual performance results to take into account the occurrence of any material event, for example, in light of significant changes in the business that would impact the calculation of STIP or LTIP performance metrics, including with respect to impacts to the business due to the COVID-19 pandemic.
Chairman and non-executive directors
Fees	The Chairman and non-executive director fees have not been increased for 2020. A summary of the current fee policy is set out on page A-18.

By order of the Board

Daniele Ferrari
Chairman of the Compensation Committee
7 May 2020

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APPENDIX B

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

The 2020 Proxy Statement includes information on free cash flow that does not conform to US generally accepted accounting principles ("GAAP") and is considered a non-GAAP measure. Management internally uses a free cash flow measure to evaluate: (a) our liquidity, (b) our strategic investments, and (c) our ability to incur and service debt. Free cash flow is not a defined term under US GAAP, and it should not be inferred that the entire free cash flow amount is available for discretionary expenditures. We define free cash flow as cash flows provided by (used in) operating activities from continuing operations and used in investing activities. Free cash flow is typically derived directly from our consolidated and combined statement of cash flows; however, it may be adjusted for items that affect comparability between periods. Free cash flow is presented as supplemental information.

(Dollars in millions, except per share amounts)

	Twelve months ended December 31,

	2019	2018
(In millions)
Free cash flow:
Net cash provided by operating activities from continuing operations	$33	$282
Capital expenditures	(152)	(326)
Other investing activities	2	4
Non-recurring separation costs(a)	—	2

Total free cash flow	$(117)	$(38)

(a) Represents payments associated with our separation from Huntsman Corporation

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APPENDIX C
VENATOR MATERIALS
2017 STOCK INCENTIVE PLAN
(AS AMENDED AND RESTATED EFFECTIVE JUNE 18, 2020)

SECTION 1.    Purpose of the Plan.

The Venator Materials 2017 Stock Incentive Plan, as amended from time to time (the "Plan"), is intended to promote the interests of Venator Materials PLC, a public company limited by shares and incorporated under the laws of England and Wales (the "Company"), by encouraging Employees, Consultants and Directors to acquire or increase their equity interest in the Company and to provide a means whereby they may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Plan is also contemplated to enhance the ability of the Company and its Subsidiaries to attract and retain the services of individuals who are essential for the growth and profitability of the Company.

The Plan (disregarding the Annex) is intended to satisfy the definition of "employees share scheme" for the purpose of section 1166 of the Companies Act; provided, however, that Annex A under which Consultants and Directors are eligible to benefit is not intended to satisfy the definition of an "employees share scheme" for the purpose of section 1166 of the Companies Act. Annex A shall be considered a part of the Plan for all purposes except to the extent required to ensure the Plan satisfies the foregoing requirement.

SECTION 2.    Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

"Affiliate" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

"Award" shall mean an Option, Restricted Stock Award, Performance Award, Phantom Share, SAR, Bonus Stock Award, Dividend Equivalent, Substitute Award, or Other Stock-Based Award.

"Award Agreement" shall mean any written or electronic agreement, contract, instrument, or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant and shall also include any other written instrument (including any employment, severance, change of control or similar agreement or arrangement) that establishes any terms, conditions, restrictions and/or limitations applicable to Awards in addition to those established by this Plan and by the Committee's exercise of its administrative powers, including any such instrument entered into prior to or following the Effective Date.

"Board" shall mean the Board of Directors of the Company.

"Bonus Stock" shall mean Ordinary Shares granted as a bonus pursuant to Section 6(f) hereof.

"Change of Control" shall mean: (a) with respect to an Award that is subject to section 409A of the Code, the occurrence of any event which constitutes a change of control under section 409A of the Code, including any regulations promulgated pursuant thereto; and (b) with respect to any other Award, the occurrence of any of the following events: (i) the acquisition by any "person," as such term is used in sections 13(d) and 14(d) of the Exchange Act, other than the Company, an Affiliate of the Company or a Company employee benefit plan, of "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or (ii) the consummation of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which Persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 20% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities in substantially the same proportions as their ownership immediately prior to such event; or (iii) the sale or disposition by the Company of all or substantially all the Company's assets (other than any such sale or disposition involving solely the Company and one or more Persons that are "affiliates" of the Company (within the meaning of Rule 12b-2 under the Exchange Act)); or (iv) a change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors; or (v) the approval by the Board or the stockholders of the Company of a complete or substantially complete liquidation or dissolution of the Company; or (c) with respect to all Awards: (i) a court-sanctioned compromise or arrangement between the Company and its shareholders under section 899 of the U.K. Companies Act 2006, resulting in a change of Control of the Company; (ii) the

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obtaining by any Person (or group of Persons acting in concert) of Control of the Company as the result of making a general offer to (A) acquire all of the issued Ordinary Share capital of the Company, which is made on a condition that, if it is satisfied, such acquiring Person or Persons, as applicable, will have Control of the Company or (B) acquire all of the shares in the Company which are of the same class as the Ordinary Shares; (iii) any Person (or group of Persons acting in concert) becoming bound or entitled under Sections 979 to 982 or Sections 983 to 985 of the Companies Act 2006 (or similar law of another jurisdiction) to acquire shares of the same class as the Ordinary Shares.

"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

"Committee" shall mean the Board or any committee of the Board designated, from time to time, by the Board to act as the Committee under the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more directors, each of whom shall be a Qualified Member.

"Companies Act" shall mean the U.K. Companies Act of 2006, as amended.

"Consultant" shall mean any individual who is not an Employee or a Director and who provides consulting, advisory or other similar services to the Company or a Subsidiary.

"Control" shall have the same meaning as in section 995 of the U.K. Income Tax Act 2007.

"Director" shall mean any member of the Board who is not an Employee.

"Dividend Equivalent" shall mean a right, granted to an Employee under Section 6(g) hereof, to receive cash, Ordinary Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Ordinary Shares, or other periodic payments.

"Employee" shall mean any employee (whether or not also an officer) of the Company or a Subsidiary (having, for this purpose, the meaning given to it in Section 1159 of the Companies Act).

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder.

"Fair Market Value" shall mean, as of any applicable date, the closing sales price for a Share on the New York Stock Exchange (or such other national securities exchange which constitutes the principal trading market for the Shares) for the applicable date as reported by such reporting service approved by the Committee; provided, however, that if Shares shall not have been quoted or traded on such applicable date, Fair Market Value shall be determined based on the last preceding date on which they were quoted or traded, or, if deemed appropriate by the Committee, in such other manner as it may determine to be appropriate, including in accordance with the Non-Qualified Deferred Compensation Rules. In the event the Ordinary Shares are not publicly traded at the time a determination of its Fair Market Value is required to be made hereunder, the determination of Fair Market Value shall be made in good faith by the Committee, taking into account all factors the Committee deems appropriate, including without limitation the Non-Qualified Deferred Compensation Rules.

"Incentive Stock Option" or "ISO" shall mean an Option granted under Section 6(a) of the Plan that is intended to qualify as an "incentive stock option" under section 422 of the Code or any successor provision thereto.

"Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the Effective Date, or (B) are elected, or nominated for election, thereafter to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination, but "Incumbent Director" shall not include an individual whose election or nomination is in connection with (i) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (ii) a plan or agreement to replace a majority of the then Incumbent Directors.

"Non-Employee Stock Incentive Plan" shall mean Annex A to the Plan, as amended from time to time.

"Non-Qualified Deferred Compensation Rules" shall mean the limitations or requirements of section 409A of the Code and the guidance and regulations promulgated thereunder.

"Non-Qualified Stock Option" or "NQO" shall mean an Option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

"Option" shall mean an option entitling the holder to acquire Shares upon payment of the exercise price. Incentive Stock Options and Non-Qualified Stock Options may be granted under the Plan.

"Other Stock-Based Award" shall mean an Award granted under Section 6(i) of the Plan.

"Participant" shall mean any Employee who was granted an Award under the Plan that remains outstanding.

"Performance Award" shall mean any right granted under Section 6(c) of the Plan.

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"Person" shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

"Personal Data" shall mean any personal information that could identify a Participant, including but not limited to, the Participant's name, date of birth, home address, contact details (including any telephone number and e-mail address), National Insurance number (or equivalent), Awards under the Plan or awards under any other employee share scheme operated by the Company and any data collected as part of any documents the Participant completes when participating in the Plan.

"Phantom Shares" shall mean the right to receive Shares or cash equal to the Fair Market Value of such Shares, or any combination thereof, as determined by the Committee, at the end of a specified deferral period (which may or may not be coterminous with the Restricted Period of the Award), which is granted pursuant to Section 6(d) of the Plan.

"Qualified Member" shall mean a member of the Committee who is a "nonemployee director" within the meaning of Rule 16b-3(b)(3) and otherwise meets the requirements under applicable law and the stock exchange on which the Ordinary Shares are then traded.

"Restatement Effective Date" shall mean the date the Plan shall become effective and shall be coincident with the approval of the Plan at the 2020 Annual General Meeting of Shareholders scheduled to take place on June 18, 2020.

"Restricted Period" shall mean the period established by the Committee with respect to an Award during which the Award either remains subject to forfeiture or is not exercisable by the Participant.

"Restricted Stock" shall mean any Share, prior to the lapse of restrictions thereon, granted under Section 6(b) of the Plan.

"Rule 16b-3" shall mean Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

"SAR" shall mean a stock appreciation right granted under Section 6(e) of the Plan that entitles the holder to receive the excess of the Fair Market Value of a Share on the relevant date over the exercise price of such SAR, with the excess paid in cash and/or in Shares in the discretion of the Committee, subject to the limitation on cash payments in Section 4(d).

"SEC" shall mean the Securities and Exchange Commission, or any successor thereto.

"Shares" or "Ordinary Shares" shall mean the ordinary shares in the capital of the Company, $0.001 par value per share.

"Subsidiary" shall mean, except as where noted otherwise herein, any entity (whether a corporation, partnership, joint venture, limited liability company or other entity) in which the Company owns a majority of the voting power of the entity directly or indirectly, and any other entity in which the Company has an economic interest that is designated by the Committee as a Subsidiary for purposes of the Plan, except (i) with respect to the grant of an ISO, in which case the term Subsidiary shall mean any "subsidiary corporation" of the Company as defined in section 424 of the Code, or (ii) in the case of Options or SARs that are intended to comply with Treasury regulation 1.409A-1(b)(5)(i), in which case the term Subsidiary shall mean an entity in a chain of entities in which each entity has a "controlling interest" in another entity in the chain, starting with the Company.

"Substitute Award" shall mean an Award granted pursuant to Section 6(h) of the Plan.

"U.K. Participant" shall mean a Participant the grant of an Award to whom or the exercise of an Award by whom is subject to taxation in the United Kingdom.

"U.S. Participant" shall mean a Participant the grant of an Award to whom or the exercise of an Award by whom is subject to taxation in the United States.

SECTION 3.    Administration.

(a)    General.    The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (viii) amend any Award under the Plan as provided in Section 7(b) hereof; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all

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designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company and any of its Affiliates and Subsidiaries, any Participant, any holder or beneficiary of any Award, any stockholder and any other Person. The Committee may, subject to any applicable law, regulatory, securities exchange or other similar restrictions, delegate to one or more officers of the Company the authority to grant Awards to Employees who are not, and whose family members are not, subject to section 16(b) of the Exchange Act (for this purpose "family members" include the brothers or sisters (whether by whole or half blood), spouse, ancestors, or lineal descendants of the Employee, and any spouse of any of the foregoing). The Committee may impose such limitations and restrictions, in addition to any required limitations or restrictions, as the Committee may determine in its sole discretion. Any Award granted pursuant to such a delegation shall be subject to all of the provisions of the Plan concerning such Award. Should any Awards made under the Plan prior to November 2, 2017 be intended to continue to qualify as "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code prior to its repeal pursuant to the transition relief rules in the Tax Cuts and Jobs Act of 2017 (the "TCJA") ("162(m) Awards"), then all such determinations regarding such Awards will be made solely by a Committee comprised solely of two of more "outside directors" within the meaning of Section 162(m) of the Code.

(b)    Participants in Non-U.S. Jurisdictions.    Notwithstanding any provision of the Plan to the contrary, to comply with applicable laws in countries other than the United States in which the Company or any of its Affiliates or Subsidiaries operates or has employees, directors or other service providers from time to time, or to ensure that the Company complies with any applicable requirements of foreign securities exchanges, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which of the Company's Affiliates or Subsidiaries shall be covered by the Plan; (ii) determine which Eligible Persons outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Eligible Persons outside the United States to comply with applicable foreign laws or listing requirements of any foreign exchange; (iv) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such sub-plans and/or modifications shall be attached to the Plan as appendices), provided, however, that no such sub-plans and/or modifications shall increase the share limitations contained in Section 4(a) below without the approval of the Company's shareholders (to the extent required by applicable law and listing requirements); and (v) take any action, before or after an Award is granted, that it deems advisable to comply with any applicable governmental regulatory exemptions or approval or listing requirements of any such foreign securities exchange. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.

(c)    Provisions Applicable to Section 162(m) Participants.    Notwithstanding any other provision of the Plan or any Award, each 162(m) Award (and each Award which was otherwise not subject to the deduction limitation of Section 162(m) of the Code) shall be subject to any additional limitations as the Committee determines necessary for such 162(m) Award to qualify as "performance-based compensation" as described in Section 162(m)(4)(C) of the Code prior to its repeal (or to be so exempt) pursuant to the transition relief rules in the TCJA, and to the extent any of the provisions of the Plan or any Award (or any amendments hereto pursuant to this amendment and restatement of the Plan) would cause any 162(m) Awards to fail to so qualify or other Awards to be so exempt, any such provisions shall not apply to such Awards to the extent necessary to ensure the continued qualification or exemption of such Awards. To the extent permitted by applicable law, the Plan and any such Awards shall be deemed amended to the extent necessary to conform to such requirements.

SECTION 4.    Shares Available for Awards.

(a)    Shares Available.    Subject to adjustment as provided in Section 4(c) hereof, the number of Shares that may be issued with respect to Awards under the Plan and the Non-Employee Stock Incentive Plan shall be 17,750,000 Ordinary Shares. To the extent an Award has been or is settled with the delivery of Shares, such Shares shall not be available for issuance under future Awards under the Plan and the Non-Employee Stock Incentive Plan. If an Award is surrendered, exchanged, forfeited, settled in cash or otherwise lapses, expires, terminates or is canceled without the actual delivery of Shares, including (i) Shares forfeited with respect to Restricted Stock that are not acquired into the Company's treasury shares or are cancelled, (ii) Shares repurchased by the Company in accordance with Section 6(b) hereof or the Non-Employee Stock Incentive Plan at the same price paid by the Participant; or (iii) the number of Shares withheld or surrendered in payment of any exercise or purchase price of an Award or taxes relating to Awards, then the Shares covered by such Award, to the extent of such surrender, exchange, forfeiture, expiration, lapse, termination, cancellation or payment in cash, shall again be Shares that may be issued with respect to Awards granted under the Plan and the Non-Employee Stock Incentive Plan. Notwithstanding anything in this Section 4(a) to the contrary, the number of Shares that may be issued or transferred pursuant to ISOs under the Plan shall not exceed an aggregate of 17,750,000 Ordinary Shares.

(b)    Sources of Shares Deliverable Under Awards.    Any Shares delivered pursuant to an Award may, to the extent permitted by the laws of England and Wales, consist in whole or in part of authorized and unissued Shares, treasury shares or shares acquired by or gifted to the trustees of an employee benefit trust established in connection with the Plan and the Non-Employee Stock Incentive Plan.

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(c)    Anti-dilution Adjustments.    With respect to any "equity restructuring" event (such as a stock dividend, stock split, reverse stock split or similar event with respect to Shares) that could result in an additional compensation expense to the Company pursuant to the provisions of the Financial Accounting Standards Board, Accounting Standards Codification, Topic 718—Stock Compensation, as the same may be amended or superseded from time to time ("ASC Topic 718"), if adjustments to Awards with respect to such event were discretionary, the Committee shall equitably adjust the number and type of Shares (or other securities or property) covered by each outstanding Award and the terms and conditions, including the exercise price and performance criteria (if any), of such Award to equitably reflect such restructuring event. With respect to any other similar event that would not result in an ASC Topic 718 accounting charge if the adjustment to Awards with respect to such event were subject to discretionary action, the Committee shall have complete discretion to adjust Awards in such manner as it deems appropriate with respect to such other event. In the event the Committee makes any adjustment pursuant to the foregoing provisions of this Section 4(c), the Committee shall make a corresponding and proportionate adjustment to the maximum number and the type of Shares (or other securities or property) with respect to which Awards may be granted under the Plan and the Non-Employee Stock Incentive Plan after such event as provided in Section 4(a) and the individual participant annual grant limits with respect to Awards (other than dollar-denominated Awards) as provided in Section 4(d) hereof. Any such adjustments pursuant to this Section 4(c) shall be evidenced by written addendums to the Plan, the Non-Employee Stock Incentive Plan and Award Agreements prepared by the Company and, with respect to Options, shall be in accordance with the Treasury regulations concerning Incentive Stock Options.

(d)    Individual Participant Limits.    Subject to adjustment as provided in Section 4(c), the maximum number of Share-denominated Awards that may be granted under the Plan and the Non-Employee Stock Incentive Plan to any individual during any calendar year during any part of which this Plan is in effect shall not relate to more than 3,000,000 Ordinary Shares. The maximum amount of dollar-denominated Awards that may be granted to any individual during any calendar year may not exceed $15,000,000.

SECTION 5.    Eligibility.

Any Employee shall be eligible to be designated a Participant by the Committee. Awards may also be granted under an Annex or sub-plan to the Plan. Directors and Consultants are not eligible to be granted Awards under the main rules of the Plan, and shall only be eligible to participate in Awards granted under Annex A to the Plan.

SECTION 6.    Awards.

(a)    Options.    Subject to the provisions of the Plan, the Committee shall have the authority to determine Employees to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option, including the applicable Restricted Period and/or performance objectives, if any, and the following terms and conditions and such additional terms and conditions, as the Committee shall determine, that are not inconsistent with the provisions of the Plan.

  (i)    Exercise Price.    The exercise price per Share purchasable under an Option shall be determined by the Committee at the time the Option is granted; provided, however, that except with respect to a Substitute Award, the exercise price shall not be less than the Fair Market Value per Share on the effective date of such grant, and provided, further, however, that the exercise price of any Option, including a Substitute Award, shall not be lower than the par value per Share on the effective date of such grant.

  (ii)    Time and Method of Exercise.    The Committee shall determine and provide in the Award Agreement the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (which may include, without limitation, cash, check acceptable to the Company, Shares already-owned by the Participant, a "cashless-broker" exercise (through procedures approved by the Company), other securities or other property, a note (to the extent permitted by applicable law), a withholding or "netting" of Shares from the Option if it is not an Incentive Stock Option, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which payment of the exercise price with respect thereto may be made or deemed to have been made. An Option may not be exercised on or after the earliest of the following to take place:

    (A)   the date falling 10 years following grant;

    (B)   the expiry of the period of six months following a Change of Control falling within paragraphs (c)(i) or (c)(ii) of its definition; and

    (C)  the expiry of the period during which any Person (or groups of Persons acting in concert) is bound or entitled under Sections 979 to 982 or Sections 983 to 985 of the Companies Act 2006 (or similar law of another jurisdiction) to acquire shares of the same class as the Ordinary Shares.

  (iii)    Incentive Stock Options.    No Incentive Stock Option may be granted unless or until the requirements of Section 422(b)(i) of the Code has been met. An Incentive Stock Option may be granted only to an Employee who is an

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  employee of the Company or any parent or subsidiary corporation (as defined in section 424 of the Code) at the time the Option is granted and must be granted within 10 years from the date the Plan was approved by the Board or the stockholders of the Company, whichever is earlier. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Ordinary Shares with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, or such Options fail to constitute Incentive Stock Options for any reason, such purported Incentive Stock Options shall be treated as Non-Qualified Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury regulations and other administrative pronouncements, which of a Participant's purported Incentive Stock Options do not constitute Incentive Stock Options and shall notify the Participant of such determination as soon as reasonably practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Ordinary Shares subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant. An Incentive Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Participant's lifetime only by such Participant or the Participant's guardian or legal representative. The terms of any Incentive Stock Option granted under the Plan shall comply and be interpreted consistently in all respects with the provisions of section 422 of the Code, or any successor provision, and any regulations promulgated thereunder.

  (iv)    Forfeiture.    Unless otherwise specified in the applicable Award Agreement, upon a Participant's termination of service with the Company and its Subsidiaries, whether voluntary or involuntary (and including without limitation termination on account of death, disability, or retirement), all such Participant's Options as to which the Restricted Period has not elapsed as of the date of termination shall be forfeited, and all such Participant's Options as to which the Restricted Period has elapsed as of the date of termination shall remain exercisable for the period of time set forth in the Award Agreement, after which time any such Options which remain unexercised shall be forfeited. However, the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to a Participant's Options.

(b)    Restricted Stock.    The Committee shall have the authority to grant Awards of Restricted Stock to Employees upon such terms and conditions as the Committee may determine, including any provision that is required by Section 6(j)(vi) of this Plan.

  (i)    Terms and Conditions.    Each Restricted Stock Award shall be subject to the fulfillment during the Restricted Period of such conditions, including performance objectives, if any, as the Committee may specify at the date of grant, which conditions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise, as the Committee may determine. During the Restricted Period, the Participant shall have such rights of ownership in or with respect to the Restricted Stock as set forth in the Award Agreement, subject to Section 6(b)(ii) below concerning dividends.

  (ii)    Dividends.    Unless otherwise specified in the applicable Award Agreement, dividends and distributions made with respect to a share of Restricted Stock shall be held by the Company in a bookkeeping account for the Participant (credited either as cash (without interest) or as Phantom Shares). Dividends and distributions with respect to an award subject to vesting or forfeiture restrictions shall be subject to the same vesting and forfeiture restrictions as the share of Restricted Stock with respect to which such dividends and distributions are made.

  (iii)    Registration.    Any Restricted Stock may be evidenced in such manner as the Committee shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

  (iv)    Forfeiture.    Unless otherwise specified in the applicable Award Agreement, upon a Participant's termination of service with the Company and its Subsidiaries during an applicable Restricted Period, all Restricted Stock subject to such Restricted Period shall (at the direction of the Committee) be transferred by the Participant to the company or to a person nominated by the Company, in either case, at a cash price per share equal to the price paid by the Participant for such Restricted Stock or such other amount as may be specified in the applicable Award Agreement. Notwithstanding the foregoing, the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining forfeiture and other restrictions with respect to such Participant's Restricted Stock.

  (v)    Transfer Restrictions.    During the Restricted Period, Restricted Stock will be subject to such limitations on transfer as necessary to comply with section 83 of the Code if section 83 is applicable to such award and the Participant is a U.S. Participant.

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(c)    Performance Awards.    The Committee shall have the authority to determine the Employees who shall receive a Performance Award, pursuant to which the right of such individual to receive a grant, or to exercise or receive settlement, of any Award available under this Plan, and the timing thereof, may be subject to performance objectives as specified by the Committee. In addition, a Performance Award may be denominated as a cash amount at the time of grant and confer on the Participant the right to receive payment upon the achievement of such performance objectives during such Restricted Periods as the Committee shall establish with respect to the Award.

  (i)    Terms and Conditions.    Subject to the terms of the Plan (including, without limitation, Section 6(j)(vi) of the Plan) and any applicable Award Agreement, the Committee shall determine the performance objectives to be achieved during the applicable Restricted Period, the length of the Restricted Period, the number of Shares or the amount of cash subject to any Performance Award and the amount of any payment to be made upon achievement of the performance objectives applicable to any Performance Award.

  (ii)    Payment of Performance Awards.    Performance Awards are earned as of the date the Committee determines the applicable performance objectives have been satisfied. Performance Awards may be paid (in cash and/or in Shares, in the sole discretion of the Committee) in a lump sum or in installments promptly as of or following the date the Committee determines the applicable performance objectives have been satisfied, in accordance with procedures established by the Committee with respect to such Award. The Committee may exercise its discretion to reduce or increase the amounts payable under any Performance Awards.

  (iii)    Forfeiture.    Unless otherwise specified in the applicable Award Agreement, upon a Participant's termination of service with the Company and its Subsidiaries during the applicable Restricted Period, whether voluntary or involuntary (and including without limitation termination on account of death, disability, or retirement), all Performance Awards shall be forfeited by the Participant. However, the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such Participant's Performance Award.

(d)    Phantom Shares.    The Committee shall have the authority to grant Awards of Phantom Shares to Employees upon such terms and conditions as the Committee may determine, including any provision that is required by Section 6(j)(vi) of this Plan.

  (i)    Terms and Conditions.    Each Phantom Share Award shall constitute an agreement by the Company to issue or transfer a specified number of Shares or pay an amount of cash equal to the Fair Market Value of a specified number of Shares, or a combination thereof, to the Participant in the future, subject to the fulfillment during the Restricted Period of such conditions, including performance objectives, if any, as the Committee may specify at the date of grant. The Participant shall not have any rights of ownership in or with respect to the Phantom Shares. Phantom Shares shall be earned upon the lapse of the Restricted Period and shall be settled upon expiration of a specified deferral period (which may or may not be coterminous with the Restricted Period). The Committee shall cause the corresponding number of Shares to be issued or transferred, or shall cause the corresponding amount to be paid promptly thereafter. The Company may also grant Phantom Share Awards in the form of "restricted stock unit" awards.

  (ii)    Dividend Equivalents.    Unless otherwise specified in the applicable Award Agreement, with respect to a Phantom Share, the economic equivalent of all dividends and other distributions paid on a Share during the Restricted Period shall be credited by the Company in a cash bookkeeping account (without interest) or in additional Phantom Shares. Dividends and distributions with respect to an award subject to vesting or forfeiture restrictions shall be subject to the same vesting and forfeiture restrictions as the related Phantom Share with respect to which such dividends and distributions are made.

  (iii)    Forfeiture.    Unless otherwise provided in an applicable Award Agreement, upon a Participant's termination of service with the Company and its Subsidiaries during the applicable Restricted Period, all Phantom Shares subject to such Restricted Period shall be forfeited by the Participant. Notwithstanding the foregoing, the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining forfeiture and other restrictions with respect to such Participant's Phantom Shares.

(e)    SARs.    The Committee shall have the authority to determine the Employees to whom SARs shall be granted, the number of SARs to be granted, the exercise price and the conditions and limitations applicable to the exercise of the SAR, including the applicable Restricted Period and/or performance objectives, if any, and the following terms and conditions and such additional terms and conditions, as the Committee shall determine, that are not inconsistent with the provisions of the Plan (including Section 6(j)(vi) of the Plan). SARs may be granted in tandem with or separately from an Option.

  (i)    Exercise Price.    The exercise price per SAR shall be determined by the Committee at the time the SAR is granted, but, except with respect to a Substitute Award, shall not be less than the Fair Market Value per Share on the effective date of such grant.

  (ii)    Time of Exercise.    The Committee shall determine and provide in the Award Agreement the time or times at which an SAR may be exercised in whole or in part. The maximum term for an SAR shall be 10 years.

  (iii)    Method of Payment.    Unless provided in the Award Agreement, the Committee shall determine, in its discretion, whether the SAR shall be paid in cash, shares of Ordinary Shares or a combination thereof.

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  (iv)    Forfeiture.    Unless otherwise provided in an applicable Award Agreement, upon a Participant's termination of service with the Company and its Subsidiaries, whether voluntary or involuntary (and including without limitation termination on account of death, disability, or retirement), all such Participant's SARs as to which the Restricted Period has not elapsed as of the date of termination shall be forfeited, and all such Participant's SARs as to which the Restricted Period has elapsed as of the date of termination shall remain exercisable for the period of time set forth in the Award Agreement, after which time any such SARs which remain unexercised shall be forfeited. However, the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to a Participant's SARs.

(f)    Bonus Stock.    The Committee is authorized to grant Ordinary Shares as a bonus, or to grant Ordinary Shares or other Awards in lieu of obligations to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Bonus Stock or other Awards are exempt from liability under section 16(b) of the Exchange Act. Bonus Stock or other Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee, including Section 6(j)(vi) of the Plan. In the case of any grant of Ordinary Shares to an officer of the Company or any of its Subsidiaries in lieu of salary or other cash compensation, the number of shares granted in place of such compensation shall be reasonable, as determined by the Committee.

(g)    Dividend Equivalents.    The Committee is authorized to grant Dividend Equivalents entitling the Participant to receive cash, Ordinary Shares, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Ordinary Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award (but shall not be granted in respect of Options or Stock Appreciation Rights). The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Ordinary Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. Notwithstanding the forgoing, Dividend Equivalents with respect to an Award subject to vesting conditions shall only be paid to the Participant to the extent that the vesting conditions are subsequently satisfied.

(h)    Substitute Awards.    Awards may be granted under the Plan in substitution of similar awards held by individuals who become Employees as a result of a merger, consolidation or acquisition by the Company or a Subsidiary of another entity or the assets of another entity. Such Substitute Awards, if an Option or SAR, may have an exercise price less than the Fair Market Value of a Share on the date of such substitution, to the extent necessary to preserve the value of the award, and will become exercisable upon the lapse of the Restricted Period. Such Substitute Awards, if Restricted Stock or Phantom Shares, shall be earned by the Participant, and promptly issued, transferred, or paid, upon the lapse of the Restricted Period or other specified deferral period.

(i)    Other Stock-Based Award.    The Committee may also grant to Employees an Other Stock-Based Award, which shall consist of a right which is an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares as is deemed by the Committee to be consistent with the purposes of the Plan, which may include convertible or exchangeable debt securities, other rights convertible or exchangeable into Ordinary Shares, purchase rights for Ordinary Shares, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Ordinary Shares or the value of securities of or the performance of specified Subsidiaries of the Company. Subject to the terms of the Plan, the Committee shall determine the terms and conditions, including any vesting terms and/or performance objectives, of any such Other Stock-Based Award. Cash awards, as an element of or supplemental to any other Award under this Plan, may also be granted pursuant to this Section 6(i).

(j)    General.

  (i)    Award Agreements.    An Award Agreement may be delivered to each Participant to whom an Award is granted. The terms of the Award Agreement shall be as determined by the Committee, so long as they are consistent with the Plan.

  (ii)    Awards May Be Granted Separately or Together.    Subject to Section 7(a) hereof, Awards may, in the discretion of the Committee, be granted either alone or in addition to, or in tandem with, or in substitution or exchange for, any other Award granted under the Plan or any award granted under any other plan of the Company or any Subsidiary. Such additional, tandem and substitute or exchanged Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award.

  (iii)    Limits on Transfer of Awards.

    (A)   Except as provided in paragraph (C) below, each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant's lifetime, or if permissible under applicable law, by the Participant's guardian or legal representative as determined by the Committee.

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    (B)   Except as provided in paragraph (C) below or in a qualified domestic relations order, no Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant in any manner (whether for value or other consideration) other than by will or by the laws of descent and distribution, and any such purported prohibited assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary.

    (C)   To the extent specifically approved in writing by the Committee, an Award (other than an Incentive Stock Option) may be transferred to immediate family members or related family trusts, limited partnerships or similar family entities on such terms and conditions as the Committee may establish or approve.

  (iv)    Terms of Awards, Minimum Vesting.    The term of each Award shall be for such period as may be determined by the Committee, provided the term of an Option and SAR shall be limited as provided in Sections 6(a)(ii) hereof and (iii) and Section 6(e)(ii) hereof, respectively. The minimum vesting or forfeiture restriction period with respect to Awards that are Options, SARs or other Awards for which a Participant pays (or the value or amount payable under the Award is reduced by) an amount equal to or exceeding the Fair Market Value of the Stock determined as of the date of grant shall be one year, provided that, the Committee shall have the authority to provide that such minimum vesting restrictions may lapse or be waived upon a Change in Control and in the event of a Participant's termination of employment or service or death or disability; provided, that the foregoing one-year minimum vesting or forfeiture restriction period shall not apply to the grant of any such Awards with respect to an aggregate number of Shares that does not exceed 5% of the total share pool specified in Section 4(a)(1) hereof and (b).

  (v)    Share Certificates.    All certificates for Shares or other securities of the Company or any Subsidiary delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

  (vi)    Consideration for Awards.    Awards may be granted for no cash consideration or for such consideration as the Committee determines, including, without limitation, such minimal cash consideration as may be required by applicable law or regulation. In the event that the Committee determines that an applicable law or regulation requires a Participant to provide consideration to the Company in connection with the grant, vesting or settlement of an Award, the Award Agreement shall set forth the terms and conditions of such consideration required of the Participant, which shall not be greater than the par value per Share underlying the Award. Such consideration shall be paid by the Participant in cash, or the Company may deduct the applicable amount from other cash compensation owed to the Participant.

  (vii)    Delivery of Shares or other Securities and Payment by Participant of Consideration.    No Shares or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement (including, without limitation, any exercise price or tax withholding) is received by the Company. Such payment may be made by such method or methods and in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, withholding of Shares, cashless exercise with simultaneous sale, or any combination thereof, provided that the combined value, as determined by the Committee, of all cash and cash equivalents and the Fair Market Value of any such Shares or other property so tendered to the Company, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to the Plan or the applicable Award Agreement to the Company.

  (viii)    Performance Criteria.    The Committee may establish performance goals applicable to Awards. Such criteria may include, but are not limited to, one or more of the following: (A) earnings per share; (B) revenues; (C) cash flow; (D) cash flow returns; (E) free cash flow; (F) operating cash flow; (G) net cash flow; (H) working capital; (I) return on net assets; (J) return on assets; (K) return on investment; (L) return on capital; (M) return on equity; (N) economic value added; (O) gross margin; (P) contribution margin; (Q) operating margin; (R) net income; (S) pretax earnings; (T) pretax earnings before interest, depreciation and amortization ("EBITDA"); (U) pretax earnings after interest expense and before incentives, service fees, and extraordinary or special items; (V) operating income; (W) total stockholder return; (X) Share price; (Y) book value; (Z) enterprise value; (AA) debt reduction; (BB) costs or expenses; (CC) objective safety measures (including recordable incident rates and lost time incident rates); (DD) objective environmental measures (including gas releases); (EE) sales; (FF) market share; (GG) objective productivity measures; (HH) revenue or earnings per employee; (II) objective measures related to implementation or completion of significant projects or processes; (JJ) significant and objective strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; and (KK) significant and objective individual criteria, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporation transactions. Such goals (other than stock price and earnings per share) may be expressed in terms of the Company, a Subsidiary, a parent, department, division, business unit, or product, as determined by the Committee, and may be

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  absolute, relative to one or more other companies, or relative to one or more indexes. A performance goal need not be based upon an increase or positive result under a business criterion and may, for example, be based upon limiting economic losses or maintaining the status quo. Which factor or factors to be used with respect to any grant, and the weight to be accorded thereto if more than one factor is used, shall be determined by the Committee, in its sole discretion, at the time of grant. The Committee may, in its sole discretion, (A) appropriately adjust any evaluation of performance under a performance goal to eliminate the effects of charges for restructurings, discontinued operations, extraordinary items and all items of gain, loss or expense determined to be extraordinary or unusual in nature or related to the disposal of a segment of a business or related to a change in accounting principle, all as determined in accordance with applicable accounting provisions, as well as the cumulative effect of accounting changes, in each case as determined in accordance with generally accepted accounting principles or identified in the Company's financial statements or notes to the financial statements; and (B) appropriately adjust any evaluation of performance under a performance goal to exclude any of the following that occurs during the applicable performance period: (1) asset write-downs, (2) litigation, claims, judgments or settlements, (3) the effect of changes in tax law or other such laws or provisions affecting reported results, (4) accruals for reorganization and restructuring programs, or (5) accruals of any amounts for payment under this Plan or any other compensation arrangement maintained by the Company.

  (ix)    Change of Control.    Unless otherwise provided for in an Award Agreement and subject to Section 6(j)(x) below, upon a Change of Control, all then-outstanding Awards shall vest in accordance with Section 6(j)(ix)(A) below, except to the extent that another Award meeting the requirements of Section 6(j)(ix)(B) hereof (a "Replacement Award") is provided to the Participant to replace such Award (the "Replaced Award").

    (A)    Change of Control Vesting.    Upon a Change of Control, a Participant's then-outstanding Awards that are not vested and (1) as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the Company or any Subsidiary shall become fully vested; or (2) as to which vesting depends upon the satisfaction of one or more performance objectives shall immediately vest and all performance objectives shall be calculated based on either, as determined by the Committee in its sole discretion, (a) actual performance against the stated performance objectives as of the date of the Change of Control or (b) deemed target performance pro-rated based on the number of days elapsed in the applicable performance period until the date of the Change of Control.

    (B)    Replacement Awards.    An Award shall meet the conditions of this Section 6(j)(ix)(B) (and hence qualify as a Replacement Award) if: (1) it is of the same type as the Replaced Award (or, it is of a different type than the Replaced Award, provided that the Committee, as constituted immediately prior to the Change of Control, finds such type acceptable); (2) it has an intrinsic value at least equal to the value of the Replaced Award; (3) it relates to publicly traded equity securities of the Company or its successor in the Change of Control or another entity that is affiliated with the Company or its successor following the Change of Control; (4) its terms and conditions comply with the terms of this Section 6(j)(ix)(B) set forth below; and (5) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change of Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 6(j)(ix)(B) are satisfied shall be made by the Committee, as constituted immediately before the Change of Control, in its sole discretion. Without limiting the generality of the foregoing, the Committee may determine the value of Awards and Replacement Awards that are stock options or stock appreciation rights by reference to either their intrinsic value or their fair value. Upon an involuntary termination of service of a Participant occurring at any time following the Change of Control, other than for cause, all Replacement Awards held by the Participant (a) as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the Company or any Subsidiary shall become fully vested; or (b) as to which vesting depends upon the satisfaction of one or more performance objectives shall immediately vest and all performance objectives shall be calculated based on either, as determined by the Committee in its sole discretion, (i) actual performance against the stated performance objectives as of the date of the Change of Control or (ii) deemed target performance pro-rated based on the number of days elapsed in the applicable performance period until the date of the Change of Control.

  (x)    Unusual Transactions or Events.    In the event of any distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, reorganization, merger, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other corporate transaction or event or any unusual or nonrecurring transactions or events (including without limitation a Change of Control) affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, and whenever the Committee determines that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan and the Non-Employee Stock Incentive Plan or with respect to any Award under the Plan and the Non-Employee Stock Incentive Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, may take any one or more of the following actions

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  (unless the discretion to take such action would cause a 162(m) Award to not qualify as "performance-based compensation" under section 162(m) of the Code if intended to so qualify):

    (A)   To provide for either (i) the termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant's rights (and, for the avoidance of doubt, if as of the date of the occurrence of such transaction or event the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment) or (ii) the replacement of such Award with other rights or property of substantially equivalent value selected by the Committee in its sole discretion;

    (B)   To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

    (C)  To make adjustments in the number and type of shares of Ordinary Shares (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future, provided that, with respect to outstanding Awards such adjustments shall result in substantially equivalent value to the affected Participants; and

    (D)  To provide that such Award shall be exercisable (within such period of time as the Committee may specify, for example, but not by way of limitation, in connection with a Change of Control, the Committee may specify that unexercised, vested Options or SARs terminate upon consummation of the Change of Control), or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan and the Non-Employee Stock Incentive Plan or the applicable Award Agreement.

  Notwithstanding the foregoing, with respect to an above event that is an "equity restructuring" event that would be subject to a compensation expense pursuant ASC Topic 718, the provisions in Section 4(c) hereof shall control to the extent they are in conflict with the discretionary provisions of this Section 6(j)(x).

SECTION 7.    Amendment and Termination.

Except to the extent prohibited by applicable law:

(a)    Amendments to the Plan.    The Board or the Committee may amend, alter, suspend, discontinue, or terminate the Plan and the Non-Employee Stock Incentive Plan without the consent of any stockholder, Participant, other holder or beneficiary of an Award, or other Person (but stockholder approval will be required to the extent required by applicable law or listing requirements); provided, however, notwithstanding any other provision of the Plan and the Non-Employee Stock Incentive Plan or any Award Agreement, without the approval of the stockholders of the Company no such amendment, alteration, suspension, discontinuation, or termination shall be made that would (i) increase the total number of Shares that may be issued under Awards (including ISOs) granted under the Plan and the Non-Employee Stock Incentive Plan, except as provided in Sections 4(c) and 6(j)(x) of the Plan and the Non-Employee Stock Incentive Plan, (ii) increase the class of individuals eligible to receive Awards under the Plan and the Non-Employee Stock Incentive Plan or (iii) materially increase the benefits available under the Plan and the Non-Employee Stock Incentive Plan. In addition, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares) and except as provided in Section 6(j)(x) of this Plan, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARs in exchange for cash, other Awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval. Notwithstanding the foregoing, without the consent of an affected Participant, no Board or Committee action pursuant to this Section 7(a) may materially or adversely affect the rights of such Participant under any previously granted and outstanding Award.

(b)    Amendments to Awards.    Subject to Section 7(a) hereof and any express restrictions in the Plan and the Non-Employee Stock Incentive Plan concerning the acceleration of the vesting of Awards, the Committee may accelerate or waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted, provided that, subject to Section 7(c) below, no change in any Award shall materially adversely affect the rights of a Participant under the Award without the consent of such Participant. Notwithstanding the foregoing, and subject to Section 7(c) below, unless otherwise determined by the Committee, no acceleration of the terms of payment of any Award that provides for a deferral of compensation under the Non-Qualified Deferred Compensation Rules shall be authorized if such acceleration would subject a Participant to additional taxes under the Non-Qualified Deferred Compensation Rules.

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(c)    Amendments to Preserve or Achieve Tax Treatment and Comply with Law.    Notwithstanding Section 7(b) hereof, the Board or the Committee may amend or alter any terms of any outstanding Award as it deems advisable in order to preserve or achieve its intended tax treatment or to comply with applicable law, provided that such amendments or alterations shall result in substantially equivalent value to the affected Participants.

(d)    Substantially Equivalent Value.    With respect to amendments, alterations, or adjustments of any Award, "substantially equivalent value" may be determined without consideration of any tax consequences of the amendment, alteration, or adjustment.

SECTION 8.    General Provisions.

(a)    No rights to Awards.    No Participant or other Person shall have any claim to be granted any Award, there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards and the terms and conditions of Awards need not be the same with respect to each recipient.

(b)    Tax Matters.

  (i)    The Company or any Subsidiary are, to the extent permitted by applicable law, authorized to withhold from any Award, from any payment of cash due or issuance or transfer of Shares made under any Award or from any compensation or other amount owing to a Participant the amount (in cash, Shares, or other property) equal to any applicable taxes for which the Company or Subsidiary is or may be held liable (or which the Company or Subsidiary, as applicable, reasonably believes it is or may be held liable) in respect of the Award, its exercise, the lapse of restrictions thereon, or any payment or transfer under the Award and to take such other action as may be necessary in the opinion of the Company or Subsidiary to satisfy all of its obligations for the payment of such taxes. In addition, the Committee may provide, in an Award Agreement, that the Participant may direct the Company to satisfy such Participant's tax withholding obligations through the withholding of Shares otherwise to be acquired upon the exercise or payment of such Award; provided, that, in such case, the number of Shares that shall be so withheld shall be limited to the number of Shares having an aggregate Fair Market Value on the date of withholding equal to the aggregate amount of such tax withholding obligations determined based on an amount that is up to the applicable maximum statutory tax withholding requirements; provided, that the exercise of such discretion by the Committee would not cause an Award otherwise classified as an equity award under ASC Topic 718 to be classified as a liability award under ASC Topic 718.

  (ii)    To the extent permitted by applicable law, the Committee may upon grant of an Award specify that a U.K. Participant will be required as a condition of exercise or vesting at or before the time of exercise or vesting of the Award to enter into an agreement with the Company or any of its Affiliates, as applicable, to allow the Company or any of its Affiliates, as applicable, to recover any applicable Class 1 (secondary) employer's National Insurance contributions liability relating to the exercise or vesting of the Award or to enter into a joint election with the Company or any of its Affiliates, as applicable, that such National Insurance contributions liability shall be borne by the Participant.

  (iii)   The Committee may upon grant of an Award direct that a Participant will be required as a condition of exercise or vesting at or before the time of exercise or vesting of the Award to enter into such tax elections, in such manner and in such time periods, as the Company or relevant Subsidiary may reasonably require.

  (iv)  Notwithstanding any provision of this Plan, each Participant is solely responsible and liable for the satisfaction of all taxes and penalties of any kind and with respect to any tax jurisdiction that may be imposed on or for the account of such Participant in connection with the Plan.

(c)    No Right to Employment or Retention.    The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary or under any other service contract with the Company or any Subsidiary, or to remain on the Board. Further, the Company or a Subsidiary may at any time dismiss a Participant from employment or terminate any contractual agreement or relationship with any Consultant, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan, in any Award Agreement or any other agreement or contract between the Company or a Subsidiary and the affected Participant. If a Participant's employer ceases to be a Subsidiary, such Participant's Award or Awards shall continue in full force and effect as if the Participant's employer were still a Subsidiary, unless and until the Committee, within its discretion, adjusts the Participant's Award or Awards in any of the manners described in Section 6(j)(x)(A) through (D) hereof.

(d)    Governing Law.    The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law, without application of the conflicts of law principles thereof.

(e)    Severability.    If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the

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Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect. If such amendment or striking of such provision adversely affects the value of the Award, the Committee shall cause appropriate action to be taken to provide the affected Participant with substantially equivalent value to the Award in question.

(f)    Other Laws.    The Committee may refuse to issue or transfer any Shares or other consideration under an Award, permit the exercise of an Award and/or the satisfaction of its tax withholding obligation in the manner elected by the Participant, holder or beneficiary if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration, the manner of exercise or satisfaction of the tax withholding obligation might violate any applicable law or regulation, including without limitation, the Sarbanes-Oxley Act, or entitle the Company to recover the same under section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded or refused, as the case may be, to the relevant Participant, holder or beneficiary. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to section 16 of the Exchange Act shall be exempt from such section pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant) and, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under section 16(b) of the Exchange Act.

(g)    No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or any Subsidiary. This Plan shall not constitute an "employee benefit plan" for purposes of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

(h)    Section 409A.    With respect to any Award that is subject to section 409A of the Code, notwithstanding anything in the Plan or the Award Agreement to the contrary such Award shall be construed as necessary to comply with the Non-Qualified Deferred Compensation Rules, including, but not limited to, (i) compensation under such Award may not be distributed earlier than as permitted in section 409A(2) of the Code, (2) the time or schedule of payment of such Award may not be accelerated except as provided in the Treasury regulations under section 409A, and (3) no compensation under such Award may be deferred at the Participant's election or by the Company except as permitted by Code section 409A. Notwithstanding the preceding sentence or any provision in the Plan or an Award Agreement to the contrary, in the event that a "specified employee" (as defined under the Non-Qualified Deferred Compensation Rules) becomes entitled to a payment under an Award that would be subject to additional taxes and interest under the Nonqualified Deferred Compensation Rules if the Participant's receipt of such payment or benefits is not delayed until the earlier of (A) the date of the Participant's death, or (B) the date that is six months after the Participant's "separation from service," as defined under the Nonqualified Deferred Compensation Rules (such date, the "Section 409A Payment Date"), then such payment or benefit shall not be provided to the Participant until the Section 409A Payment Date. Any amounts subject to the preceding sentence that would otherwise be payable prior to the Section 409A Payment Date will be aggregated and paid in a lump sum without interest on the Section 409A Payment Date.

(i)    No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

(j)    Headings.    Headings are given to the Section and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(k)    Undertakings of Certain Subsidiaries.    The Subsidiaries who otherwise agree to the terms of the Plan shall, upon request of the Company, fund the cash portion of any Award for a Participant who is an Employee or Consultant of such Subsidiary.

(l)    Clawback.    This Plan is subject to any written clawback policies the Company, with the approval of the Board, may adopt. Any such policy may subject a Participant's rights and benefits under this Plan to reduction, cancellation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including but not limited to an accounting restatement due to the Company's material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy, adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act and rules promulgated thereunder by the SEC, and that the Company determines should apply to this Plan.

(m)    Establishment of Sub-Plans.    The Committee may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Committee will establish such sub-plans by adopting supplements or appendices to the Plan setting forth (i) such limitations on the Committee's discretion under the Plan as it deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as it deems necessary or desirable. All such supplements or appendices so established will be deemed to be part of

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the Plan, but each supplement or appendix will apply only to Participants within the affected jurisdiction (as determined by the Committee).

SECTION 9.    Data Protection.

(a)   The Company and the Committee may process certain Personal Data (whether provided in any documents that the Participant completes in order to participate in the Plan or sourced from the Participant's employment with the Company or any Subsidiaries) about Participants in connection with the Plan. For the purpose of this Section 9, references to the "Company" shall include any Subsidiary and/or Company Affiliate that employs the Participant from time to time). This Section 9 sets out:

  (i)    the Personal Data that the Company and the Committee will hold; and

  (ii)    the purposes for which the Company and the Committee will hold and use that Personal Data.

(b)   A Participant shall be required to disclose Personal Data in order to receive an Award. Disclosure may occur pursuant to an Award Agreement or in connection with the administrative processes used by the Company in order to populate the Award Agreement and administer the Award. If a Participant does not disclose the Personal Data which is required by the Company or the Committee in order to comply with the Plan, the Company and the Committee may not be able to grant an Award to the Participant.

(c)   The Company and the Committee may collect, use and process Personal Data about a Participant in order to administer or otherwise give effect to the Plan including for the following purposes:

  (i)    to correspond with the Participant and discuss the Plan with the Participant;

  (ii)    to carry out the Participant's obligations arising from any contracts entered into between the Participant, the Committee and/or the Company;

  (iii)   holding, administering and maintaining Participant records, including, but not limited to, details of the Participant's Awards;

  (iv)  to support and assist any third parties with whom the Committee or the Company may share the Personal Data of Participants to manage and administer the Plan;

  (v)   to manage and administer the relationship between the Participant and the Committee and the Company;

  (vi)  to comply with legal obligations of the Company and the Committee and to comply with instructions the Company and the Committee may receive from any regulatory bodies or tax authorities;

  (vii)  to provide information to the Company, the Committee, trustees of any employee benefit trust, registrars, brokers or any administrators of the Plan; and

  (viii) to provide information to bona fide prospective purchasers or merger partners of the Company (including advisers to such prospective purchasers or merger partners), or the business in which the Participant works.

(d)   The Company and the Committee may, in order to administer or otherwise give effect to the Plan, from time to time share the Personal Data of Participants with:

  (i)    any Company Affiliate or any Subsidiary of the Company that does not employ the Participant;

  (ii)    advisers, brokers or registrars engaged by the Company, the Committee, and any Company Affiliate and/or any Subsidiary of the Company that does not employ the Participant; and/or

  (iii)   any third parties that provide services to the Company, the Committee, and any Company Affiliate and/or any Subsidiary of the Company that does not employ the Participant.

(e)   The Company and the Committee will process the Personal Data of Participants in order to:

  (i)    pursue their legitimate interests of administering, or otherwise giving effect to, the Plan; and/or

  (ii)    fulfill their respective obligations as necessary for the performance of a contract with the Participant (or another Person), or in preparation of entering into a contract with the Participant (or another Person).

(f)    The Committee will not retain any Personal Data of Participants relating to the Plan. Any Personal Data of Participants relating to the Plan will be stored by the Company until termination of the Plan.

(g)   Where the Company and/or the Committee share with, or transfer to, any person the Personal Data of Participants and that person is located outside the European Economic Area, the Company and/or the Committee will ensure that there are in place adequate safeguards for such information, including, entering into model contract clauses which have been approved by the European Commission. Copies of such agreements can be obtained by request from Ian Hornby at the Company.

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(h)   The privacy compliance manager for the Company (and contact details) are: Ian Hornby (email: Ian_Hornby@venatorcorp.com; telephone: +44 (0)1740 608 446.

(i)    Participants have a number of rights in respect of the use by the Company and the Committee of their Personal Data. These include:

  (i)    the right to object to direct marketing;

  (ii)    the right (subject to certain exclusions) to receive a copy of Personal Data held by the Committee and the Company; and

  (iii)   from 25 May 2018, the following rights:

    (A)   the right to be forgotten;

    (B)   the right to restrict the use of his/her Personal Data by the Company and the Committee;

    (C)  the right to object to the way his/her Personal Data is used; and

    (D)  the right to object to profiling and automated decision making.

    Participants who would like any further information about their rights or how to exercise them, should contact Ian Hornby.

(j)    Participants who are unhappy about the use of Personal Data by the Company or the Committee may make a complaint to the Information Commissioner. Further information can be found at https://ico.org.uk.

SECTION 10.    Effective Date of Plan.

This Plan constitutes an amendment and restatement of the Venator Materials 2017 Stock Incentive Plan initially adopted by the Board on August 1, 2017 and approved by the Company's shareholders on August 1, 2017 (the "Existing Plan"). This amended and restated Plan was adopted by the Board on April 28, 2020 and will become effective on the Restatement Effective Date.

This amended and restated Plan shall be submitted for the approval of the Company's shareholders within 12 months after the date of the Board's adoption of this amended and restated Plan. If this amended and restated Plan is not approved by the Company's shareholders, this amended and restated Plan shall not become effective and the Existing Plan shall continue in full force and effect in accordance with its terms.

SECTION 11.    Term of the Plan.

No Award shall be granted under this Plan, as amended and restated, prior to the Restatement Effective Date. If so approved, the Plan will expire on, and no Award (including any Incentive Stock Option) may be granted pursuant to the Plan on or after the earliest of (i) April 28, 2030, (ii) the date the Board terminates the Plan, and (iii) the date Shares are no longer available for Awards under the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted prior to such termination, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall extend beyond such termination date.

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ANNEX A

VENATOR MATERIALS

2017 STOCK INCENTIVE PLAN

NON-EMPLOYEE STOCK INCENTIVE PLAN

(AS AMENDED AND RESTATED EFFECTIVE JUNE 18, 2020)

SECTION 1.    Purpose of the Non-Employee Stock Incentive Plan.

This Annex to the Venator Materials 2017 Stock Incentive Plan (as amended from time to time) ("Annex A" or the "Non-Employee Stock Incentive Plan") governs the grant of Awards to (1) Directors and (2) Consultants.

SECTION 2.    Definitions.

As used in the Non-Employee Stock Incentive Plan, the following terms shall have the meanings set forth below:

"Affiliate" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

"Award" shall mean an Option, Restricted Stock Award, Performance Award, Phantom Share, SAR, Bonus Stock Award, Dividend Equivalent, Substitute Award, or Other Stock-Based Award.

"Award Agreement" shall mean any written or electronic agreement, contract, instrument, or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant and shall also include any other written instrument (including any employment, severance, change of control or similar agreement or arrangement) that establishes any terms, conditions, restrictions and/or limitations applicable to Awards in addition to those established by this Non-Employee Stock Incentive Plan and by the Committee's exercise of its administrative powers, including any such instrument entered into prior to or following the Effective Date.

"Board" shall mean the Board of Directors of the Company.

"Bonus Stock" shall mean Ordinary Shares granted as a bonus pursuant to Section 6(f) hereof.

"Change of Control" shall mean: (a) with respect to an Award that is subject to section 409A of the Code, the occurrence of any event which constitutes a change of control under section 409A of the Code, including any regulations promulgated pursuant thereto; and (b) with respect to any other Award, the occurrence of any of the following events: (i) the acquisition by any "person," as such term is used in sections 13(d) and 14(d) of the Exchange Act, other than the Company, an Affiliate of the Company or a Company employee benefit plan, of "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or (ii) the consummation of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which Persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 20% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities in substantially the same proportions as their ownership immediately prior to such event; or (iii) the sale or disposition by the Company of all or substantially all the Company's assets (other than any such sale or disposition involving solely the Company and one or more Persons that are "affiliates" of the Company (within the meaning of Rule 12b-2 under the Exchange Act)); or (iv) a change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors; or (v) the approval by the Board or the stockholders of the Company of a complete or substantially complete liquidation or dissolution of the Company; or (c) with respect to all Awards: (i) a court-sanctioned compromise or arrangement between the Company and its shareholders under section 899 of the U.K. Companies Act 2006, resulting in a change of Control of the Company; (ii) the obtaining by any Person (or group of Persons acting in concert) of Control of the Company as the result of making a general offer to (A) acquire all of the issued Ordinary Share capital of the Company, which is made on a condition that, if it is satisfied, such acquiring Person or Persons, as applicable, will have Control of the Company or (B) acquire all of the shares in the Company which are of the same class as the Ordinary Shares; (iii) any Person (or group of Persons acting in concert) becoming bound or entitled under Sections 979 to 982 or Sections 983 to 985 of the Companies Act 2006 (or similar law of another jurisdiction) to acquire shares of the same class as the Ordinary Shares.

"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

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"Committee" shall mean the Board or any committee of the Board designated, from time to time, by the Board to act as the Committee under the Non-Employee Stock Incentive Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more directors, each of whom shall be a Qualified Member.

"Companies Act" shall mean the U.K. Companies Act of 2006, as amended.

"Consultant" shall mean any individual who is not an Employee or a Director and who provides consulting, advisory or other similar services to the Company or a Subsidiary.

"Control" shall have the same meaning as in section 995 of the U.K. Income Tax Act 2007.

"Director" shall mean any member of the Board who is not an Employee.

"Dividend Equivalent" shall mean a right, granted under Section 6(g) hereof, to receive cash, Ordinary Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Ordinary Shares, or other periodic payments.

"Employee" shall mean any employee (whether or not also an officer) of the Company or a Subsidiary (having, for this purpose, the meaning given to it in Section 1159 of the Companies Act).

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder.

"Fair Market Value" shall mean, as of any applicable date, the closing sales price for a Share on the New York Stock Exchange (or such other national securities exchange which constitutes the principal trading market for the Shares) for the applicable date as reported by such reporting service approved by the Committee; provided, however, that if Shares shall not have been quoted or traded on such applicable date, Fair Market Value shall be determined based on the last preceding date on which they were quoted or traded, or, if deemed appropriate by the Committee, in such other manner as it may determine to be appropriate, including in accordance with the Non-Qualified Deferred Compensation Rules. In the event the Ordinary Shares are not publicly traded at the time a determination of its Fair Market Value is required to be made hereunder, the determination of Fair Market Value shall be made in good faith by the Committee, taking into account all factors the Committee deems appropriate, including without limitation the Non-Qualified Deferred Compensation Rules.

"Incentive Stock Option" or "ISO" shall mean an Option intended to qualify as an "incentive stock option" under section 422 of the Code or any successor provision thereto.

"Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the Effective Date, or (B) are elected, or nominated for election, thereafter to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination, but "Incumbent Director" shall not include an individual whose election or nomination is in connection with (i) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (ii) a plan or agreement to replace a majority of the then Incumbent Directors.

"Non-Employee Stock Incentive Plan" shall mean this Annex A, as amended from time to time.

"Non-Qualified Deferred Compensation Rules" shall mean the limitations or requirements of section 409A of the Code and the guidance and regulations promulgated thereunder.

"Non-Qualified Stock Option" or "NQO" shall mean an Option granted under Section 6(a) of the Non-Employee Stock Incentive Plan that is not intended to be an Incentive Stock Option.

"Option" shall mean an option entitling the holder to acquire Shares upon payment of the exercise price. Only Non-Qualified Stock Options may be granted under the Non-Employee Stock Incentive Plan.

"Other Stock-Based Award" shall mean an Award granted under Section 6(i) of the Non-Employee Stock Incentive Plan.

"Participant" shall mean any Consultant or Director who was granted an Award under the Non-Employee Stock Incentive Plan that remains outstanding.

"Performance Award" shall mean any right granted under Section 6(c) of the Non-Employee Stock Incentive Plan.

"Person" shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

"Personal Data" shall mean any personal information that could identify a Participant, including but not limited to, the Participant's date of birth, home address, telephone number, e-mail address, National Insurance number (or equivalent), Awards under the Non-Employee Stock Incentive Plan or awards under any other employee share scheme operated by the Company.

"Phantom Shares" shall mean the right to receive Shares or cash equal to the Fair Market Value of such Shares, or any combination thereof, as determined by the Committee, at the end of a specified deferral period (which may or may not be

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coterminous with the Restricted Period of the Award), which is granted pursuant to Section 6(d) of the Non-Employee Stock Incentive Plan.

"Plan" shall mean the Venator Materials 2017 Stock Incentive Plan as assumed and adopted by the Company and amended from time to time.

"Qualified Member" shall mean a member of the Committee who is a "nonemployee director" within the meaning of Rule 16b-3(b)(3) and otherwise meets the requirements under applicable law and the stock exchange on which the Ordinary Shares are then traded.

"Restatement Effective Date" shall mean the date the Plan shall become effective and shall be coincident with the approval of the Plan at the 2020 Annual General Meeting of Shareholders scheduled to take place on June 18, 2020.

"Restricted Period" shall mean the period established by the Committee with respect to an Award during which the Award either remains subject to forfeiture or is not exercisable by the Participant.

"Restricted Stock" shall mean any Share, prior to the lapse of restrictions thereon, granted under Section 6(b) of the Non-Employee Stock Incentive Plan.

"Rule 16b-3" shall mean Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

"SAR" shall mean a stock appreciation right granted under Section 6(e) of the Non-Employee Stock Incentive Plan that entitles the holder to receive the excess of the Fair Market Value of a Share on the relevant date over the exercise price of such SAR, with the excess paid in cash and/or in Shares in the discretion of the Committee, subject to the limitation on cash payments in Section 4(d).

"SEC" shall mean the Securities and Exchange Commission, or any successor thereto.

"Shares" or "Ordinary Shares" shall mean the ordinary shares in the capital of the Company, $0.001 par value per share.

"Subsidiary" shall mean, except as where noted otherwise herein, any entity (whether a corporation, partnership, joint venture, limited liability company or other entity) in which the Company owns a majority of the voting power of the entity directly or indirectly, and any other entity in which the Company has an economic interest that is designated by the Committee as a Subsidiary for purposes of the Non-Employee Stock Incentive Plan, except in the case of Options or SARs that are intended to comply with Treasury regulation 1.409A-1(b)(5)(i), in which case the term Subsidiary shall mean an entity in a chain of entities in which each entity has a "controlling interest" in another entity in the chain, starting with the Company.

"Substitute Award" shall mean an Award granted pursuant to Section 6(h) of the Non-Employee Stock Incentive Plan.

"U.K. Participant" shall mean a Participant the grant of an Award to whom or the exercise of an Award by whom is subject to taxation in the United Kingdom.

"U.S. Participant" shall mean a Participant the grant of an Award to whom or the exercise of an Award by whom is subject to taxation in the United States.

SECTION 3.    Administration.

(a)    General.    The Non-Employee Stock Incentive Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee. Subject to the terms of the Non-Employee Stock Incentive Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Non-Employee Stock Incentive Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) interpret and administer the Non-Employee Stock Incentive Plan and any instrument or agreement relating to an Award made under the Non-Employee Stock Incentive Plan; (vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Non-Employee Stock Incentive Plan; (viii) amend any Award under the Non-Employee Stock Incentive Plan as provided in Section 7(b) hereof; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Non-Employee Stock Incentive Plan. Unless otherwise expressly provided in the Non-Employee Stock Incentive Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Non-Employee Stock Incentive Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company and any of its Affiliates and

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Subsidiaries, any Participant, any holder or beneficiary of any Award, any stockholder and any other Person. The Committee may, subject to any applicable law, regulatory, securities exchange or other similar restrictions, delegate to one or more officers of the Company the authority to grant Awards to Consultants who are not, and whose family members are not, subject to section 16(b) of the Exchange Act (for this purpose "family members" include the brothers or sisters (whether by whole or half blood), spouse, ancestors, or lineal descendants of the Consultant, and any spouse of any of the foregoing). The Committee may impose such limitations and restrictions, in addition to any required limitations or restrictions, as the Committee may determine in its sole discretion. Any Award granted pursuant to such a delegation shall be subject to all of the provisions of the Non-Employee Stock Incentive Plan concerning such Award.

(b)    Participants in Non-U.S. Jurisdictions.    Notwithstanding any provision of the Non-Employee Stock Incentive Plan to the contrary, to comply with applicable laws in countries other than the United States in which the Company or any of its Affiliates or Subsidiaries operates or has employees, directors or other service providers from time to time, or to ensure that the Company complies with any applicable requirements of foreign securities exchanges, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which of the Company's Affiliates or Subsidiaries shall be covered by the Non-Employee Stock Incentive Plan; (ii) determine which Eligible Persons outside the United States are eligible to participate in the Non-Employee Stock Incentive Plan; (iii) modify the terms and conditions of any Award granted to Eligible Persons outside the United States to comply with applicable foreign laws or listing requirements of any foreign exchange; (iv) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such sub-plans and/or modifications shall be attached to the Non-Employee Stock Incentive Plan as appendices), provided, however, that no such sub-plans and/or modifications shall increase the share limitations contained in Section 4(a) below without the approval of the Company's shareholders (to the extent required by applicable law and listing requirements); and (v) take any action, before or after an Award is granted, that it deems advisable to comply with any applicable governmental regulatory exemptions or approval or listing requirements of any such foreign securities exchange. For purposes of the Non-Employee Stock Incentive Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.

SECTION 4.    Shares Available for Awards.

(a)    Shares Available.    Subject to adjustment as provided in Section 4(c) hereof, the number of Shares that may be issued with respect to Awards (including pursuant to the exercise of Incentive Stock Options under the Plan) under the Plan and the Non-Employee Stock Incentive Plan shall be 17,750,000 Ordinary Shares. To the extent an Award has been or is settled with the delivery of Shares, such Shares shall not be available for issuance under future Awards under the Plan and the Non-Employee Stock Incentive Plan. If an Award is surrendered, exchanged, forfeited, settled in cash or otherwise lapses, expires, terminates or is canceled without the actual delivery of Shares, including (i) Shares forfeited with respect to Restricted Stock that are not acquired into the Company's treasury shares or are cancelled, (ii) Shares repurchased by the Company in accordance with Section 6(b) of the Plan and the Non-Employee Stock Incentive Plan at the same price paid by the Participant; or (iii) the number of Shares withheld or surrendered in payment of any exercise or purchase price of an Award or taxes relating to Awards, then the Shares covered by such Award, to the extent of such surrender, exchange, forfeiture, expiration, lapse, termination, cancellation or payment in cash, shall again be Shares that may be issued with respect to Awards granted under the Plan and the Non-Employee Stock Incentive Plan.

(b)    Sources of Shares Deliverable Under Awards.    Any Shares delivered pursuant to an Award may, to the extent permitted by the laws of England and Wales, consist in whole or in part of authorized and unissued Shares, or shares held by a trust or affiliated entity specifically set up to warehouse available Shares.

(c)    Anti-dilution Adjustments.    With respect to any "equity restructuring" event (such as a stock dividend, stock split, reverse stock split or similar event with respect to Shares) that could result in an additional compensation expense to the Company pursuant to the provisions of the Financial Accounting Standards Board, Accounting Standards Codification, Topic 718—Stock Compensation, as the same may be amended or superseded from time to time ("ASC Topic 718"), if adjustments to Awards with respect to such event were discretionary, the Committee shall equitably adjust the number and type of Shares (or other securities or property) covered by each outstanding Award and the terms and conditions, including the exercise price and performance criteria (if any), of such Award to equitably reflect such restructuring event. With respect to any other similar event that would not result in an ASC Topic 718 accounting charge if the adjustment to Awards with respect to such event were subject to discretionary action, the Committee shall have complete discretion to adjust Awards in such manner as it deems appropriate with respect to such other event. In the event the Committee makes any adjustment pursuant to the foregoing provisions of this Section 4(c), the Committee shall make a corresponding and proportionate adjustment to the maximum number and the type of Shares (or other securities or property) with respect to which Awards may be granted under the Plan and the Non-Employee Stock Incentive Plan after such event as provided in Section 4(a) and the individual participant annual grant limits with respect to Awards (other than dollar-denominated Awards) as provided in Section 4(d) hereof. Any such adjustments pursuant to this Section 4(c) shall be evidenced by written addendums to the Non-Employee Stock Incentive Plan and Award Agreements prepared by the Company.

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(d)    Individual Participant Limits; Non-Employee Director Limits.    Subject to adjustment as provided in Section 4(c), Awards under the Non-Employee Stock Incentive Plan shall be subject to the limits set forth in Section 4(d) of the Plan. In addition, notwithstanding any provision to the contrary in the Plan or the Non-Employee Stock Incentive Plan, the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to an Eligible Person as compensation for services as a non-employee Director during any calendar year of the Company may not exceed $750,000 (increased to $1,000,000 in the calendar year of a non-employee Director's initial service as a non-employee Director), as measured based on U.S. dollar-denominated values and where necessary converted into any other currency in which a non-employee Director is remunerated at the prevailing exchange rate on the applicable grant date (in the case of equity compensation) or payment date (in the case of cash compensation). The Committee may make exceptions to this limit for individual non-employee Directors in extraordinary circumstances, as the Committee may determine in its discretion.

SECTION 5.    Eligibility.

Any Consultant or Director shall be eligible to be designated a Participant by the Committee. Awards may also be granted under an Annex or sub-plan to the Non-Employee Stock Incentive Plan.

SECTION 6.    Awards.

(a)    Options.    Subject to the provisions of the Non-Employee Stock Incentive Plan, the Committee shall have the authority to determine Consultants and Directors to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option, including the applicable Restricted Period and/or performance objectives, if any, and the following terms and conditions and such additional terms and conditions, as the Committee shall determine, that are not inconsistent with the provisions of the Non-Employee Stock Incentive Plan.

  (i)    Exercise Price.    The exercise price per Share purchasable under an Option shall be determined by the Committee at the time the Option is granted; provided, however, that except with respect to a Substitute Award, the exercise price shall not be less than the Fair Market Value per Share on the effective date of such grant, and provided, further, however, that the exercise price of any Option, including a Substitute Award, shall not be lower than the par value per Share on the effective date of such grant.

  (ii)    Time and Method of Exercise.    The Committee shall determine and provide in the Award Agreement the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (which may include, without limitation, cash, check acceptable to the Company, Shares already-owned by the Participant, a "cashless-broker" exercise (through procedures approved by the Company), other securities or other property, a note (to the extent permitted by applicable law), a withholding or "netting" of Shares from the Option if it is not an Incentive Stock Option, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which payment of the exercise price with respect thereto may be made or deemed to have been made. An Option may not be exercised on or after the earliest of the following to take place:

    (A)   the date falling 10 years following grant;

    (B)   the expiry of the period of six months following a Change of Control falling within paragraphs c(i) or (ii) of its definition; and

    (C)  the expiry of the period during which any Person (or groups of Persons acting in concert) is bound or entitled under Sections 979 to 982 or Sections 983 to 985 of the Companies Act 2006 (or similar law of another jurisdiction) to acquire shares of the same class as the Ordinary Shares.

  (iii)    Forfeiture.    Unless otherwise specified in the applicable Award Agreement, upon a Participant's termination of service with the Company and its Subsidiaries, whether voluntary or involuntary (and including without limitation termination on account of death, disability, or retirement), all such Participant's Options as to which the Restricted Period has not elapsed as of the date of termination shall be forfeited, and all such Participant's Options as to which the Restricted Period has elapsed as of the date of termination shall remain exercisable for the period of time set forth in the Award Agreement, after which time any such Options which remain unexercised shall be forfeited. However, the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to a Participant's Options.

(b)    Restricted Stock.    The Committee shall have the authority to grant Awards of Restricted Stock to Consultants and Directors upon such terms and conditions as the Committee may determine, including any provision that is required by Section 6(j)(vi) of this Non-Employee Stock Incentive Plan.

  (i)    Terms and Conditions.    Each Restricted Stock Award shall be subject to the fulfillment during the Restricted Period of such conditions, including performance objectives, if any, as the Committee may specify at the date of grant, which

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  conditions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise, as the Committee may determine. During the Restricted Period, the Participant shall have such rights of ownership in or with respect to the Restricted Stock as set forth in the Award Agreement, subject to Section 6(b)(ii) below concerning dividends.

  (ii)    Dividends.    Unless otherwise specified in the applicable Award Agreement, dividends and distributions made with respect to a share of Restricted Stock shall be held by the Company in a bookkeeping account for the Participant (credited either as cash (without interest) or as Phantom Shares). Dividends and distributions with respect to an award subject to vesting or forfeiture restrictions shall be subject to the same vesting and forfeiture restrictions as the share of Restricted Stock with respect to which such dividends and distributions are made.

  (iii)    Registration.    Any Restricted Stock may be evidenced in such manner as the Committee shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Restricted Stock granted under the Non-Employee Stock Incentive Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

  (iv)    Forfeiture.    Unless otherwise specified in the applicable Award Agreement, upon a Participant's termination of service with the Company and its Subsidiaries during an applicable Restricted Period, all Restricted Stock subject to such Restricted Period shall (at the direction of the Company) be transferred by the Participant to the Company (in the case only where no price was paid by the Participant for such Restricted Stock) or to a person nominated by the Company at a cash price per share equal to the price paid by the Participant for such Restricted Stock or such other amount as may be specified in the applicable Award Agreement. Notwithstanding the foregoing, the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining forfeiture and other restrictions with respect to such Participant's Restricted Stock.

  (v)    Transfer Restrictions.    During the Restricted Period, Restricted Stock will be subject to such limitations on transfer as necessary to comply with section 83 of the Code if section 83 is applicable to such award and the Participant is a U.S. Participant.

(c)    Performance Awards.    The Committee shall have the authority to determine the Consultants and Directors who shall receive a Performance Award, pursuant to which the right of such individual to receive a grant, or to exercise or receive settlement, of any Award available under this Non-Employee Stock Incentive Plan, and the timing thereof, may be subject to performance objectives as specified by the Committee. In addition, a Performance Award may be denominated as a cash amount at the time of grant and confer on the Participant the right to receive payment upon the achievement of such performance objectives during such Restricted Periods as the Committee shall establish with respect to the Award.

  (i)    Terms and Conditions.    Subject to the terms of the Non-Employee Stock Incentive Plan (including, without limitation, Section 6(j)(vi) of the Non-Employee Stock Incentive Plan) and any applicable Award Agreement, the Committee shall determine the performance objectives to be achieved during the applicable Restricted Period, the length of the Restricted Period, the number of Shares or the amount of cash subject to any Performance Award and the amount of any payment to be made upon achievement of the performance objectives applicable to any Performance Award.

  (ii)    Payment of Performance Awards.    Performance Awards are earned as of the date the Committee determines the applicable performance objectives have been satisfied. Performance Awards may be paid (in cash and/or in Shares, in the sole discretion of the Committee) in a lump sum or in installments promptly as of or following the date the Committee determines the applicable performance objectives have been satisfied, in accordance with procedures established by the Committee with respect to such Award. The Committee may exercise its discretion to reduce or increase the amounts payable under any Performance Awards.

  (iii)    Forfeiture.    Unless otherwise specified in the applicable Award Agreement, upon a Participant's termination of service with the Company and its Subsidiaries during the applicable Restricted Period, whether voluntary or involuntary (and including without limitation termination on account of death, disability, or retirement), all Performance Awards shall be forfeited by the Participant. However, the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such Participant's Performance Award.

(d)    Phantom Shares.    The Committee shall have the authority to grant Awards of Phantom Shares to Consultants and Directors upon such terms and conditions as the Committee may determine, including any provision that is required by Section 6(j)(vi) of this Non-Employee Stock Incentive Plan.

  (i)    Terms and Conditions.    Each Phantom Share Award shall constitute an agreement by the Company to issue a specified number of Shares or pay an amount of cash equal to the Fair Market Value of a specified number of Shares, or a combination thereof, to the Participant in the future, subject to the fulfillment during the Restricted Period of such conditions, including performance objectives, if any, as the Committee may specify at the date of grant. The Participant shall not have any rights of ownership in or with respect to the Phantom Shares. Phantom Shares shall be earned upon the lapse of the

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  Restricted Period and shall be settled upon expiration of a specified deferral period (which may or may not be coterminous with the Restricted Period). The Committee shall cause the corresponding number of Shares to be issued or transferred, or shall cause the corresponding amount to be paid promptly thereafter. The Company may also grant Phantom Share Awards in the form of "restricted stock unit" awards.

  (ii)    Dividend Equivalents.    Unless otherwise specified in the applicable Award Agreement, with respect to a Phantom Share, the economic equivalent of all dividends and other distributions paid on a Share during the Restricted Period shall be credited by the Company in a cash bookkeeping account (without interest) or in additional Phantom Shares. Dividend equivalents with respect to a Phantom Share award subject to vesting and forfeiture restrictions shall be subject to the same vesting and forfeiture restrictions as the related Phantom Share.

  (iii)    Forfeiture.    Unless otherwise provided in an applicable Award Agreement, upon a Participant's termination of service with the Company and its Subsidiaries during the applicable Restricted Period, all Phantom Shares subject to such Restricted Period shall be forfeited by the Participant. Notwithstanding the foregoing, the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining forfeiture and other restrictions with respect to such Participant's Phantom Shares.

(e)    SARs.    The Committee shall have the authority to determine the Consultants and Directors to whom SARs shall be granted, the number of SARs to be granted, the exercise price and the conditions and limitations applicable to the exercise of the SAR, including the applicable Restricted Period and/or performance objectives, if any, and the following terms and conditions and such additional terms and conditions, as the Committee shall determine, that are not inconsistent with the provisions of the Non-Employee Stock Incentive Plan (including Section 6(j)(vi) of the Non-Employee Stock Incentive Plan). SARs may be granted in tandem with or separately from an Option.

  (i)    Exercise Price.    The exercise price per SAR shall be determined by the Committee at the time the SAR is granted, but, except with respect to a Substitute Award, shall not be less than the Fair Market Value per Share on the effective date of such grant.

  (ii)    Time of Exercise.    The Committee shall determine and provide in the Award Agreement the time or times at which an SAR may be exercised in whole or in part. The maximum term for an SAR shall be 10 years.

  (iii)    Method of Payment.    Unless provided in the Award Agreement, the Committee shall determine, in its discretion, whether the SAR shall be paid in cash, shares of Ordinary Shares or a combination thereof.

  (iv)    Forfeiture.    Unless otherwise provided in an applicable Award Agreement, upon a Participant's termination of service with the Company and its Subsidiaries, whether voluntary or involuntary (and including without limitation termination on account of death, disability, or retirement), all such Participant's SARs as to which the Restricted Period has not elapsed as of the date of termination shall be forfeited, and all such Participant's SARs as to which the Restricted Period has elapsed as of the date of termination shall remain exercisable for the period of time set forth in the Award Agreement, after which time any such SARs which remain unexercised shall be forfeited. However, the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to a Participant's SARs.

(f)    Bonus Stock.    The Committee is authorized to grant Ordinary Shares as a bonus, or to grant Ordinary Shares or other Awards in lieu of obligations to pay cash or deliver other property under this Non-Employee Stock Incentive Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Bonus Stock or other Awards are exempt from liability under section 16(b) of the Exchange Act. Bonus Stock or other Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee, including Section 6(j)(vi) of the Non-Employee Stock Incentive Plan. In the case of any grant of Ordinary Shares to an officer of the Company or any of its Subsidiaries in lieu of salary or other cash compensation, the number of shares granted in place of such compensation shall be reasonable, as determined by the Committee.

(g)    Dividend Equivalents.    The Committee is authorized to grant Dividend Equivalents to Consultants and Directors entitling the Participant to receive cash, Ordinary Shares, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Ordinary Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award (but shall not be granted in respect of Options or Stock Appreciation Rights). The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Ordinary Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. Notwithstanding the foregoing, Dividend Equivalents with respect to an Award subject to vesting conditions shall only be paid to the Participant to the extent that the vesting conditions are subsequently satisfied.

(h)    Substitute Awards.    Awards may be granted under the Non-Employee Stock Incentive Plan in substitution of similar awards held by individuals who become Consultants and Directors as a result of a merger, consolidation or acquisition by the

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Company or a Subsidiary of another entity or the assets of another entity. Such Substitute Awards, if an Option or SAR, may have an exercise price less than the Fair Market Value of a Share on the date of such substitution, to the extent necessary to preserve the value of the award, and will become exercisable upon the lapse of the Restricted Period. Such Substitute Awards, if Restricted Stock or Phantom Shares, shall be earned by the Participant, and promptly issued, transferred, or paid, upon the lapse of the Restricted Period or other specified deferral period.

(i)    Other Stock-Based Award.    The Committee may also grant to Consultants and Directors an Other Stock-Based Award, which shall consist of a right which is an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares as is deemed by the Committee to be consistent with the purposes of the Non-Employee Stock Incentive Plan, which may include convertible or exchangeable debt securities, other rights convertible or exchangeable into Ordinary Shares, purchase rights for Ordinary Shares, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Ordinary Shares or the value of securities of or the performance of specified Subsidiaries of the Company. Subject to the terms of the Non-Employee Stock Incentive Plan, the Committee shall determine the terms and conditions, including any vesting terms and/or performance objectives, of any such Other Stock-Based Award. Cash awards, as an element of or supplemental to any other Award under this Non-Employee Stock Incentive Plan, may also be granted pursuant to this Section 6(i).

(j)    General.

  (i)    Award Agreements.    An Award Agreement may be delivered to each Participant to whom an Award is granted. The terms of the Award Agreement shall be as determined by the Committee, so long as they are consistent with the Non-Employee Stock Incentive Plan.

  (ii)    Awards May Be Granted Separately or Together.    Subject to Section 7(a) hereof, Awards may, in the discretion of the Committee, be granted either alone or in addition to, or in tandem with, or in substitution or exchange for, any other Award granted under the Non-Employee Stock Incentive Plan or any award granted under any other plan of the Company or any Subsidiary. Such additional, tandem and substitute or exchanged Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award.

  (iii)    Limits on Transfer of Awards.

    (A)   Except as provided in paragraph (C) below, each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant's lifetime, or if permissible under applicable law, by the Participant's guardian or legal representative as determined by the Committee.

    (B)   Except as provided in paragraph (C) below or in a qualified domestic relations order, no Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant in any manner (whether for value or other consideration) other than by will or by the laws of descent and distribution, and any such purported prohibited assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary.

    (C)  To the extent specifically approved in writing by the Committee, an Award may be transferred to immediate family members or related family trusts, limited partnerships or similar family entities on such terms and conditions as the Committee may establish or approve.

  (iv)    Terms of Awards, Minimum Vesting.    The term of each Award shall be for such period as may be determined by the Committee, provided the term of an Option and SAR shall be limited as provided in Sections 6(a)(ii) hereof and (iii) and Section 6(e)(ii) hereof, respectively. The minimum vesting or forfeiture restriction period with respect to Awards that are Options, SARs or other Awards for which a Participant pays (or the value or amount payable under the Award is reduced by) an amount equal to or exceeding the Fair Market Value of the Stock determined as of the date of grant shall be one year, provided that, the Committee shall have the authority to provide that such minimum vesting restrictions may lapse or be waived upon a Change in Control and in the event of a Participant's termination of employment or service or death or disability; provided, that the foregoing one-year minimum vesting or forfeiture restriction period shall not apply to the grant of any such Awards with respect to an aggregate number of Shares that does not exceed 5% of the total share pool specified in Section 4(a)(1) hereof and (b).

  (v)    Share Certificates.    All certificates for Shares or other securities of the Company or any Subsidiary delivered under the Non-Employee Stock Incentive Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Non-Employee Stock Incentive Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

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  (vi)    Consideration for Awards.    Awards may be granted for no cash consideration or for such consideration as the Committee determines, including, without limitation, such minimal cash consideration as may be required by applicable law or regulation. In the event that the Committee determines that an applicable law or regulation requires a Participant to provide consideration to the Company in connection with the grant, vesting or settlement of an Award, the Award Agreement shall set forth the terms and conditions of such consideration required of the Participant, which shall not be greater than the par value per Share underlying the Award. Such consideration shall be paid by the Participant in cash, or the Company may deduct the applicable amount from other cash compensation owed to the Participant.

  (vii)    Delivery of Shares or other Securities and Payment by Participant of Consideration.    No Shares or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Non-Employee Stock Incentive Plan or the applicable Award Agreement (including, without limitation, any exercise price or tax withholding) is received by the Company. Such payment may be made by such method or methods and in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, withholding of Shares, cashless exercise with simultaneous sale, or any combination thereof, provided that the combined value, as determined by the Committee, of all cash and cash equivalents and the Fair Market Value of any such Shares or other property so tendered to the Company, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to the Non-Employee Stock Incentive Plan or the applicable Award Agreement to the Company.

  (viii)    Performance Criteria.    The Committee may establish performance goals applicable to Awards. Such criteria may include, but are not limited to, one or more of the following: (A) earnings per share; (B) revenues; (C) cash flow; (D) cash flow returns; (E) free cash flow; (F) operating cash flow; (G) net cash flow; (H) working capital; (I) return on net assets; (J) return on assets; (K) return on investment; (L) return on capital; (M) return on equity; (N) economic value added; (O) gross margin; (P) contribution margin; (Q) operating margin; (R) net income; (S) pretax earnings; (T) pretax earnings before interest, depreciation and amortization ("EBITDA"); (U) pretax earnings after interest expense and before incentives, service fees, and extraordinary or special items; (V) operating income; (W) total stockholder return; (X) Share price; (Y) book value; (Z) enterprise value; (AA) debt reduction; (BB) costs or expenses; (CC) objective safety measures (including recordable incident rates and lost time incident rates); (DD) objective environmental measures (including gas releases); (EE) sales; (FF) market share; (GG) objective productivity measures; (HH) revenue or earnings per employee; (II) objective measures related to implementation or completion of significant projects or processes; (JJ) significant and objective strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; and (KK) significant and objective individual criteria, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporation transactions. Such goals (other than stock price and earnings per share) may be expressed in terms of the Company, a Subsidiary, a parent, department, division, business unit, or product, as determined by the Committee, and may be absolute, relative to one or more other companies, or relative to one or more indexes. A performance goal need not be based upon an increase or positive result under a business criterion and may, for example, be based upon limiting economic losses or maintaining the status quo. Which factor or factors to be used with respect to any grant, and the weight to be accorded thereto if more than one factor is used, shall be determined by the Committee, in its sole discretion, at the time of grant. The Committee may, in its sole discretion, (A) appropriately adjust any evaluation of performance under a performance goal to eliminate the effects of charges for restructurings, discontinued operations, extraordinary items and all items of gain, loss or expense determined to be extraordinary or unusual in nature or related to the disposal of a segment of a business or related to a change in accounting principle, all as determined in accordance with applicable accounting provisions, as well as the cumulative effect of accounting changes, in each case as determined in accordance with generally accepted accounting principles or identified in the Company's financial statements or notes to the financial statements; and (B) appropriately adjust any evaluation of performance under a performance goal to exclude any of the following that occurs during the applicable performance period: (1) asset write-downs, (2) litigation, claims, judgments or settlements, (3) the effect of changes in tax law or other such laws or provisions affecting reported results, (4) accruals for reorganization and restructuring programs, or (5) accruals of any amounts for payment under this Non-Employee Stock Incentive Plan or any other compensation arrangement maintained by the Company.

  (ix)    Change of Control.    Unless otherwise provided for in an Award Agreement and subject to Section 6(j)(x) below, upon a Change of Control, all then-outstanding Awards shall vest in accordance with Section 6(j)(ix)(A) below, except to the extent that another Award meeting the requirements of Section 6(j)(ix)(B) hereof (a "Replacement Award") is provided to the Participant to replace such Award (the "Replaced Award").

    (A)    Change of Control Vesting.    Upon a Change of Control, a Participant's then-outstanding Awards that are not vested and (1) as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the Company or any Subsidiary shall become fully vested; or (2) as to which vesting depends upon the satisfaction of one

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    or more performance objectives shall immediately vest and all performance objectives shall be calculated based on either, as determined by the Committee in its sole discretion, (a) actual performance against the stated performance objectives as of the date of the Change of Control or (b) deemed target performance pro-rated based on the number of days elapsed in the applicable performance period until the date of the Change of Control.

    (B)    Replacement Awards.    An Award shall meet the conditions of this Section 6(j)(ix)(B) (and hence qualify as a Replacement Award) if: (1) it is of the same type as the Replaced Award (or, it is of a different type than the Replaced Award, provided that the Committee, as constituted immediately prior to the Change of Control, finds such type acceptable); (2) it has an intrinsic value at least equal to the value of the Replaced Award; (3) it relates to publicly traded equity securities of the Company or its successor in the Change of Control or another entity that is affiliated with the Company or its successor following the Change of Control; (4) its terms and conditions comply with the terms of this Section 6(j)(ix)(B) set forth below; and (5) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change of Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 6(j)(ix)(B) are satisfied shall be made by the Committee, as constituted immediately before the Change of Control, in its sole discretion. Without limiting the generality of the foregoing, the Committee may determine the value of Awards and Replacement Awards that are stock options or stock appreciation rights by reference to either their intrinsic value or their fair value. Upon an involuntary termination of service of a Participant occurring at any time following the Change of Control, other than for cause, all Replacement Awards held by the Participant (a) as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the Company or any Subsidiary shall become fully vested; or (b) as to which vesting depends upon the satisfaction of one or more performance objectives shall immediately vest and all performance objectives shall be calculated based on either, as determined by the Committee in its sole discretion, (i) actual performance against the stated performance objectives as of the date of the Change of Control or (ii) deemed target performance pro-rated based on the number of days elapsed in the applicable performance period until the date of the Change of Control.

  (x)    Unusual Transactions or Events.    In the event of any distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, reorganization, merger, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other corporate transaction or event or any unusual or nonrecurring transactions or events (including without limitation a Change of Control) affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, and whenever the Committee determines that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Non-Employee Stock Incentive Plan or with respect to any Award under the Non-Employee Stock Incentive Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, may take any one or more of the following actions (unless the discretion to take such action would cause a 162(m) Award to not qualify as "performance-based compensation" under section 162(m) of the Code if intended to so qualify):

    (A)   To provide for either (i) the termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant's rights (and, for the avoidance of doubt, if as of the date of the occurrence of such transaction or event the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment) or (ii) the replacement of such Award with other rights or property of substantially equivalent value selected by the Committee in its sole discretion;

    (B)   To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

    (C)  To make adjustments in the number and type of shares of Ordinary Shares (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future, provided that, with respect to outstanding Awards such adjustments shall result in substantially equivalent value to the affected Participants; and

    (D)  To provide that such Award shall be exercisable (within such period of time as the Committee may specify, for example, but not by way of limitation, in connection with a Change of Control, the Committee may specify that unexercised, vested Options or SARs terminate upon consummation of the Change of Control), or payable or fully

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    vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Non-Employee Stock Incentive Plan or the applicable Award Agreement.

    Notwithstanding the foregoing, with respect to an above event that is an "equity restructuring" event that would be subject to a compensation expense pursuant ASC Topic 718, the provisions in Section 4(c) hereof shall control to the extent they are in conflict with the discretionary provisions of this Section 6(j)(x).

SECTION 7.    Amendment and Termination.

Except to the extent prohibited by applicable law:

(a)    Amendments to the Non-Employee Stock Incentive Plan.    The Board or the Committee may amend, alter, suspend, discontinue, or terminate the Non-Employee Stock Incentive Plan without the consent of any stockholder, Participant, other holder or beneficiary of an Award, or other Person (but stockholder approval will be required to the extent required by applicable law or listing requirements); provided, however, notwithstanding any other provision of the Non-Employee Stock Incentive Plan or any Award Agreement, without the approval of the stockholders of the Company no such amendment, alteration, suspension, discontinuation, or termination shall be made that would (i) increase the total number of Shares that may be issued under Awards granted under the Non-Employee Stock Incentive Plan, except as provided in Sections 4(c) and 6(j)(x) of the Non-Employee Stock Incentive Plan, (ii) increase the class of individuals eligible to receive Awards under the Non-Employee Stock Incentive Plan or (iii) materially increase the benefits available under the Non-Employee Stock Incentive Plan. In addition, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares) and except as provided in Section 6(j)(x) of this Non-Employee Stock Incentive Plan, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARs in exchange for cash, other Awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval. Notwithstanding the foregoing, without the consent of an affected Participant, no Board or Committee action pursuant to this Section 7(a) may materially or adversely affect the rights of such Participant under any previously granted and outstanding Award.

(b)    Amendments to Awards.    Subject to Section 7(a) hereof and any express restrictions in the Non-Employee Stock Incentive Plan concerning the acceleration of the vesting of Awards, the Committee may accelerate or waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted, provided that, subject to Section 7(c) below, no change in any Award shall materially adversely affect the rights of a Participant under the Award without the consent of such Participant. Notwithstanding the foregoing, and subject to Section 7(c) below, no acceleration of the terms of payment of any Award that provides for a deferral of compensation under the Non-Qualified Deferred Compensation Rules shall be authorized if such acceleration would subject a Participant to additional taxes under the Non-Qualified Deferred Compensation Rules.

(c)    Amendments to Preserve or Achieve Tax Treatment and Comply with Law.    Notwithstanding Section 7(b) hereof, the Board or the Committee may amend or alter any terms of any outstanding Award as it deems advisable in order to preserve or achieve its intended tax treatment or to comply with applicable law, provided that such amendments or alterations shall result in substantially equivalent value to the affected Participants.

(d)    Substantially Equivalent Value.    With respect to amendments, alterations, or adjustments of any Award, "substantially equivalent value" may be determined without consideration of any tax consequences of the amendment, alteration, or adjustment.

SECTION 8.    General Provisions.

(a)    No rights to Awards.    No Participant or other Person shall have any claim to be granted any Award, there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards and the terms and conditions of Awards need not be the same with respect to each recipient.

(b)    Tax Matters.

    (i)  To the extent permitted by applicable law, the Committee may upon grant of an Award specify that a U.K. Participant will be required as a condition of exercise or vesting at or before the time of exercise or vesting of the Award to enter into an agreement with the Company or any of its Affiliates, as applicable, to allow the Company or any of its Affiliates, as applicable, to recover any applicable Class 1 (secondary) employer's National Insurance contributions liability relating to the exercise or vesting of the Award or to enter into a joint election with the Company or any of its Affiliates, as applicable, that such National Insurance contributions liability shall be borne by the Participant.

    (ii)  The Committee may upon grant of an Award direct that a Participant will be required as a condition of exercise or vesting at or before the time of exercise or vesting of the Award to enter into such tax elections, in such manner and in such time periods, as the Company or relevant Subsidiary may reasonably require.

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   (iii)  Notwithstanding any provision of the Non-Employee Stock Incentive Plan, each Participant is solely responsible and liable for the satisfaction of all taxes and penalties of any kind and with respect to any tax jurisdiction that may be imposed on or for the account of such Participant in connection with the Non-Employee Stock Incentive Plan.

(c)    No Right to Continued Services or Retention.    The grant of an Award shall not be construed as giving a Participant the right to be retained in the service of the Company or any Subsidiary or under any other service contract with the Company or any Subsidiary, or to remain on the Board. Further, the Company or a Subsidiary may at any time dismiss a Participant from service or terminate any contractual agreement or relationship with any Consultant, free from any liability or any claim under the Non-Employee Stock Incentive Plan, unless otherwise expressly provided in the Non-Employee Stock Incentive Plan, in any Award Agreement or any other agreement or contract between the Company or a Subsidiary and the affected Participant. If a Participant's service recipient ceases to be a Subsidiary, such Participant's Award or Awards shall continue in full force and effect as if the Participant's service recipient were still a Subsidiary, unless and until the Committee, within its discretion, adjusts the Participant's Award or Awards in any of the manners described in Section 6(j)(x)(A) through (D) hereof.

(d)    Governing Law.    The validity, construction, and effect of the Non-Employee Stock Incentive Plan and any rules and regulations relating to the Non-Employee Stock Incentive Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law, without application of the conflicts of law principles thereof.

(e)    Severability.    If any provision of the Non-Employee Stock Incentive Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Non-Employee Stock Incentive Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Non-Employee Stock Incentive Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Non-Employee Stock Incentive Plan and any such Award shall remain in full force and effect. If such amendment or striking of such provision adversely affects the value of the Award, the Committee shall cause appropriate action to be taken to provide the affected Participant with substantially equivalent value to the Award in question.

(f)    Other Laws.    The Committee may refuse to issue or transfer any Shares or other consideration under an Award, permit the exercise of an Award and/or the satisfaction of its tax withholding obligation in the manner elected by the Participant, holder or beneficiary if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration, the manner of exercise or satisfaction of the tax withholding obligation might violate any applicable law or regulation, including without limitation, the Sarbanes-Oxley Act, or entitle the Company to recover the same under section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded or refused, as the case may be, to the relevant Participant, holder or beneficiary. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to section 16 of the Exchange Act shall be exempt from such section pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant) and, if any provision of this Non-Employee Stock Incentive Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under section 16(b) of the Exchange Act.

(g)    No Trust or Fund Created.    Neither the Non-Employee Stock Incentive Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or any Subsidiary. This Non-Employee Stock Incentive Plan shall not constitute an "employee benefit plan" for purposes of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

(h)    Section 409A.    With respect to any Award that is subject to section 409A of the Code, notwithstanding anything in the Non-Employee Stock Incentive Plan or the Award Agreement to the contrary such Award shall be construed as necessary to comply with the Non-Qualified Deferred Compensation Rules, including, but not limited to, (i) compensation under such Award may not be distributed earlier than as permitted in section 409A(2) of the Code, (2) the time or schedule of payment of such Award may not be accelerated except as provided in the Treasury regulations under section 409A, and (3) no compensation under such Award may be deferred at the Participant's election or by the Company except as permitted by Code section 409A. Notwithstanding the preceding sentence or any provision in the Non-Employee Stock Incentive Plan or an Award Agreement to the contrary, in the event that a "specified employee" (as defined under the Non-Qualified Deferred Compensation Rules) becomes entitled to a payment under an Award that would be subject to additional taxes and interest under the Nonqualified Deferred Compensation Rules if the Participant's receipt of such payment or benefits is not delayed until the earlier of (A) the date of the Participant's death, or (B) the date that is six months after the Participant's "separation from service," as defined under the Nonqualified Deferred Compensation Rules (such date, the "Section 409A Payment Date"), then such payment or benefit shall not be provided to the Participant until the Section 409A Payment Date. Any amounts subject to the preceding

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sentence that would otherwise be payable prior to the Section 409A Payment Date will be aggregated and paid in a lump sum without interest on the Section 409A Payment Date.

(i)    No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to the Non-Employee Stock Incentive Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

(j)    Headings.    Headings are given to the Section and subsections of the Non-Employee Stock Incentive Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Non-Employee Stock Incentive Plan or any provision thereof.

(k)    Undertakings of Certain Subsidiaries.    The Subsidiaries who otherwise agree to the terms of the Non-Employee Stock Incentive Plan shall, upon request of the Company, fund the cash portion of any Award for a Participant who is an Employee or Consultant of such Subsidiary.

(l)    Clawback.    This Non-Employee Stock Incentive Plan is subject to any written clawback policies the Company, with the approval of the Board, may adopt. Any such policy may subject a Participant's rights and benefits under this Non-Employee Stock Incentive Plan to reduction, cancellation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including but not limited to an accounting restatement due to the Company's material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy, adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act and rules promulgated thereunder by the SEC, and that the Company determines should apply to this Non-Employee Stock Incentive Plan.

(m)    Establishment of Sub-Plans.    The Committee may from time to time establish one or more sub-plans under the Non-Employee Stock Incentive Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Committee will establish such sub-plans by adopting supplements or appendices to the Non-Employee Stock Incentive Plan setting forth (i) such limitations on the Committee's discretion under the Non-Employee Stock Incentive Plan as it deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Non-Employee Stock Incentive Plan as it deems necessary or desirable. All such supplements or appendices so established will be deemed to be part of the Non-Employee Stock Incentive Plan, but each supplement or appendix will apply only to Participants within the affected jurisdiction (as determined by the Committee).

SECTION 9.    Data Protection.

(a)   The Company and the Committee may process certain Personal Data (whether provided in any documents that the Participant completes in order to participate in the Plan and the Non-Employee Stock Incentive Plan or sourced from the Participant's employment with the Company or any Subsidiaries) about Participants in connection with the Plan and the Non-Employee Stock Incentive Plan. For the purpose of this Section 9, references to the "Company" shall include any Subsidiary and/or Company Affiliate that employs the Participant from time to time). This Section 9 sets out:

    (i)  the Personal Data that the Company and the Committee will hold; and

    (ii)  the purposes for which the Company and the Committee will hold and use that Personal Data.

(b)   A Participant shall be required to disclose Personal Data in order to receive an Award. Disclosure may occur pursuant to an Award Agreement or in connection with the administrative processes used by the Company in order to populate the Award Agreement and administer the Award. If a Participant does not disclose the Personal Data which is required by the Company or the Committee in order to comply with the Plan and the Non-Employee Stock Incentive Plan, the Company and the Committee may not be able to grant an Award to the Participant.

(c)   The Company and the Committee may collect, use and process Personal Data about a Participant in order to administer or otherwise give effect to the Plan and the Non-Employee Stock Incentive Plan including for the following purposes:

    (i)  to correspond with the Participant and discuss the Plan and the Non-Employee Stock Incentive Plan with the Participant;

    (ii)  to carry out the Participant's obligations arising from any contracts entered into between the Participant, the Committee and/or the Company;

   (iii)  holding, administering and maintaining Participant records, including, but not limited to, details of the Participant's Awards;

   (iv)  to support and assist any third parties with whom the Committee or the Company may share the Personal Data of Participants to manage and administer the Plan and the Non-Employee Stock Incentive Plan;

   (v)  to manage and administer the relationship between the Participant and the Committee and the Company;

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   (vi)  to comply with legal obligations of the Company and the Committee and to comply with instructions the Company and the Committee may receive from any regulatory bodies or tax authorities;

  (vii)  to provide information to the Company, the Committee, trustees of any employee benefit trust, registrars, brokers or any administrators of the Plan and the Non-Employee Stock Incentive Plan; and

  (viii)  to provide information to bona fide prospective purchasers or merger partners of the Company (including advisers to such prospective purchasers or merger partners), or the business in which the Participant works.

(d)   The Company and the Committee may, in order to administer or otherwise give effect to the Plan and the Non-Employee Stock Incentive Plan, from time to time share the Personal Data of Participants with:

    (i)  any Company Affiliate or any Subsidiary of the Company that does not employ the Participant;

    (ii)  advisers, brokers or registrars engaged by the Company, the Committee, and any Company Affiliate and/or any Subsidiary of the Company that does not employ the Participant; and/or

   (iii)  any third parties that provide services to the Company, the Committee, and any Company Affiliate and/or any Subsidiary of the Company that does not employ the Participant.

(e)   The Company and the Committee will process the Personal Data of Participants in order to:

    (i)  pursue their legitimate interests of administering, or otherwise giving effect to, the Plan and the Non-Employee Stock Incentive Plan; and/or

    (ii)  fulfill their respective obligations as necessary for the performance of a contract with the Participant (or another Person), or in preparation of entering into a contract with the Participant (or another Person).

(f)    The Committee will not retain any Personal Data of Participants relating to the Plan and the Non-Employee Stock Incentive Plan. Any Personal Data of Participants relating to the Plan will be stored by the Company until termination of the Plan and the Non-Employee Stock Incentive Plan.

(g)   Where the Company and/or the Committee share with, or transfer to, any person the Personal Data of Participants and that person is located outside the European Economic Area, the Company and/or the Committee will ensure that there are in place adequate safeguards for such information, including, entering into model contract clauses which have been approved by the European Commission. Copies of such agreements can be obtained by request from Ian Hornby at the Company.

(h)   The privacy compliance manager for the Company (and contact details) are: Ian Hornby (email: Ian_Hornby@venatorcorp.com; telephone: +44 (0)1740 608 446).

(i)    Participants have a number of rights in respect of the use by the Company and the Committee of their Personal Data. These include:

    (i)  the right to object to direct marketing;

    (ii)  the right (subject to certain exclusions) to receive a copy of Personal Data held by the Committee and the Company; and

   (iii)  from 25 May 2018, the following rights:

    (A)   the right to be forgotten;

    (B)   the right to restrict the use of his/her Personal Data by the Company and the Committee;

    (C)  the right to object to the way his/her Personal Data is used; and

    (D)  the right to object to profiling and automated decision making.

  Participants who would like any further information about their rights or how to exercise them, should contact Ian Hornby.

(j)    Participants who are unhappy about the use of Personal Data by the Company or the Committee may make a complaint to the Information Commissioner. Further information can be found at https://ico.org.uk.

SECTION 10.    Effective Date of Plan.

This Non-Employee Stock Incentive Plan constitutes an amendment and restatement of the Venator Materials 2017 Non-Employee Stock Incentive Plan initially adopted by the Board on August 1, 2017 and approved by the Company's shareholders on August 1, 2017 (the "Existing Non-Employee Stock Incentive Plan"). This amended and restated Non-Employee Stock Incentive Plan was adopted by the Board on April 28, 2020 and will become effective on the Restatement Effective Date.

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This amended and restated Non-Employee Stock Incentive Plan shall be submitted for the approval of the Company's shareholders within 12 months after the date of the Board's adoption of this amended and restated Non-Employee Stock Incentive Plan. If this amended and restated Non-Employee Stock Incentive Plan is not approved by the Company's shareholders, this amended and restated Non-Employee Stock Incentive Plan shall not become effective and the Existing Non-Employee Stock Incentive Plan shall continue in full force and effect in accordance with its terms.

SECTION 11.    Term of the Non-Employee Stock Incentive Plan.

No Award shall be granted under this Non-Employee Stock Incentive Plan, as amended and restated, prior to the Restatement Effective Date. If so approved, the Non-Employee Stock Incentive Plan will expire on, and no Award (including any Incentive Stock Option) may be granted pursuant to the Plan on or after the earliest of (i) April 28, 2030, (ii) the date the Board terminates the Non-Employee Stock Incentive Plan, and (iii) the date Shares are no longer available for Awards under the Non-Employee Stock Incentive Plan. However, unless otherwise expressly provided in the Non-Employee Stock Incentive Plan or in an applicable Award Agreement, any Award granted prior to such termination, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall extend beyond such termination date. In the event the Plan is terminated, the Non-Employee Stock Incentive Plan shall also terminate.

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VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VENATOR MATERIALS PLC TITANIUM HOUSE, HANZARD DRIVE WYNYARD PARK STOCKTON-ON-TEES TS22 5FD, UNITED KINGDOM ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D15595-P40098 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. VENATOR MATERIALS PLC The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! For Against Abstain 1a. Peter R. Huntsman ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 4. To approve our directors' remuneration policy included in the directors' remuneration report. 1b. Simon Turner 5. To approve on a non-binding advisory basis our directors' remuneration report for the year ended December 31, 2019. 1c. Sir Robert J. Margetts 6. To ratify the appointment of Deloitte LLP as our independent registered public accounting firm for the year ending December 31, 2020. To re-appoint Deloitte LLP as our U.K. statutory auditor for the year ending December 31, 2020. 1d. Douglas D. Anderson 7. 1e. Daniele Ferrari 8. To authorize the directors or the Audit Committee to determine the remuneration of Deloitte LLP, in its capacity as our U.K. statutory auditor. To authorize Venator (and any company that is or becomes a subsidiary) to make political donations and incur political expenditures. To approve the amendment and restatement of the Venator Materials 2017 Stock Incentive Plan. 1f. Kathy D. Patrick The Board of Directors recommends you vote FOR the following proposals: 9. ! ! ! Yes ! ! ! No ! ! 10. 2. To approve on a non-binding advisory basis the compensation of our named executive officers. To approve receipt of our U.K. audited annual report and accounts and related directors' and auditor's reports for the year ended December 31, 2019. 3. 11. To approve the amendment and restatement of our Articles of Association. Please indicate if you plan to attend this meeting. NOTE: To transact such other business as may properly come before the Annual General Meeting and at any adjournments or postponements of the Annual General Meeting in accordance with our Amended and Restated Articles of Association. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com. D15596-P40098 VENATOR MATERIALS PLC Annual General Meeting of Shareholders June 18, 2020 at 3:00 PM, British Summer Time This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Peter R. Huntsman, Simon Turner, Kurt D. Ogden and Russ R. Stolle, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 3:00 PM, British Summer Time on June 18, 2020, at the offices of Venator Materials PLC at Titanium House, Hanzard Drive, Wynyard Park, Stockton-on-Tees TS22 5FD, United Kingdom, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side